As filed with the Securities and Exchange Commission on November 28, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-21895

Underlying Funds Trust
(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  September 30, 2014

Item 1. Schedule of Investments.

Underlying Funds Trust
Event Driven
Schedule of Investments
September 30, 2014 (Unaudited)

COMMON STOCKS - 87.9%	Shares	Value
Aerospace & Defense - 0.1%
Astronics Corp. (a)	3,932	$186,770
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc. (a)	73,236	533,158
Airlines - 2.2%
American Airlines Group, Inc.	68,289	2,422,894
Delta Air Lines, Inc.	44,018	1,591,250
United Continental Holdings, Inc. (a)	44,520	2,083,091
Total Airlines		6,097,235

Auto Components - 4.7%
American Axle & Manufacturing Holdings, Inc. (a)	204,043	3,421,801
Cooper Tire & Rubber Co.	41,018	1,177,217
Jason Industries, Inc. (a)	198,982	2,059,464
Martinrea International, Inc. (a)	387,201	4,504,870
The Goodyear Tire & Rubber Co.	46,768	1,056,255
TRW Automotive Holdings Corp. (a)	7,800	789,750
Total Auto Components		13,009,357

Automobiles - 0.9%
General Motors Co.	73,029	2,332,546
Banks - 2.3%
Bank Kentucky Financial Corp.	2,000	92,460
Bank of America Corp.	281,672	4,802,508
Blue Hills Bancorp, Inc. (a)	18,138	237,970
CIT Group, Inc.	17,418	800,531
Sterling Bancorp	18,000	230,220
Total Banks		6,163,689

Beverages - 1.5%
Molson Coors Brewing Co.	48,003	3,573,343
PepsiCo, Inc.	5,439	506,317
Total Beverages		4,079,660

Biotechnology - 0.0%
Ambit Biosciences Corp. (a)	1,500	23,100
Liposcience, Inc. (a)	10,000	51,800
QLT, Inc. (a)	3,000	13,560
Total Biotechnology		88,460

Building Products - 0.1%
Owens Corning	4,773	151,543
Capital Markets - 0.0%
SWS Group, Inc. (a)	5,000	34,450
Chemicals - 11.2%
Advanced Emissions Solutions, Inc.(a)	70,575	1,501,130
Auriga Industries (a)	1,500	77,802
Ferro Corp. (a)	450,880	6,533,251
Impreglon AG	10,000	180,680
Innophos Holdings, Inc.	122,294	6,737,176

Kraton Performance Polymers, Inc. (a)	5,048	89,905
Methanex Corp.	47,381	3,165,051
OCI Partners LP	120,746	2,593,624
OM Group, Inc.	52,150	1,353,292
Orion Engineered Carbons SA (a)	168,130	2,962,451
Rockwood Holdings, Inc.	6,000	458,700
Sensient Technologies Corp.	45,256	2,369,152
Sigma-Aldrich Corp.	4,000	544,040
Trinseo SA (a)	118,371	1,861,976
Total Chemicals		30,428,230

Commercial Services & Supplies - 1.8%
Performant Financial Corp. (a)	175,175	1,415,414
Waste Management, Inc.	72,688	3,454,861
Total Commercial Services & Supplies		4,870,275

Communications Equipment - 0.0%
Riverbed Technology, Inc. (a)	5,000	92,725
Construction & Engineering - 0.9%
Badger Daylighting Ltd. (a)	73,350	1,828,592
Balfour Beatty PLC	500	1,523
Foster Wheeler AG	4,000	126,480
Pike Electric Corp. (a)	30,000	356,700
URS Corp.	3,500	201,635
Total Construction & Engineering		2,514,930

Construction Materials - 1.3%
Cemex SAB de CV - ADR (a)	268,014	3,494,903
Vulcan Materials Co.	600	36,138
Total Construction Materials		3,531,041

Consumer Finance - 0.4%
Nelnet, Inc.	25,035	1,078,758
Containers & Packaging - 5.8%
Berry Plastics Group, Inc.(a)	101,312	2,557,115
DS Smith PLC	536,630	2,307,055
Graphic Packaging Holding Co. (a)	525,623	6,533,494
Intertape Polymer Group, Inc. (a)	315,310	4,580,645
Total Containers & Packaging		15,978,309

Diversified Consumer Services - 0.8%
Enercare, Inc.- RCT (a)	70,880	872,749
Enercare, Inc. (a)	101,300	1,242,789
Total Diversified Consumer Services		2,115,538

Diversified Financial Services - 0.3%
Nomad Holdings Ltd. (a)	59,398	678,581
Pohjola Bank PLC	8,000	161,469
Total Diversified Financial Services		840,050

Diversified Telecommunication Services - 2.2%
BCE, Inc.	4,043	172,882
Enventis Corp.	6,221	113,098
Jazztel PLC (a)	12,000	193,883
Tw Telecom, Inc. (a)	18,750	780,187
Vivendi SA	183,061	4,420,543
Ziggo NV (a)	4,500	210,742
Total Diversified Telecommunication Services		5,891,335

Electric Utilities - 0.2%
Iberdrola SA	9	64
Pepco Holdings, Inc.	20,000	535,200
Total Electric Utilities		535,264

Electronic Equipment, Instruments & Components - 0.6%
Measurement Specialties, Inc. (a)	4,000	342,440
OSI Systems, Inc. (a)	10,449	663,303
Vacon	15,000	638,475
Viasystems Group, Inc. (a)	3,000	47,100
Total Electronic Equipment, Instruments & Components		1,691,318

Energy Equipment & Services - 1.9%
Bolt Technology Corp.	20,000	438,800
Dresser-Rand Group, Inc. (a)	4,000	329,040
Hercules Offshore, Inc. (a)	131,503	289,307
North American Energy Partners, Inc.	604,082	3,890,288
Ocean Yield ASA	43,815	294,612
Total Energy Equipment & Services		5,242,047

Food & Staples Retailing - 0.4%
Safeway, Inc.	30,000	1,029,000
Food Products - 0.2%
Annie's, Inc. (a)	10,000	459,000
Cermaq ASA	2,000	30,118
GrainCorp Ltd.	15,000	112,060
Pinnacle Foods, Inc.	1,000	32,650
Warrnambool Cheese & Butter Factory Co. Holding Ltd. (a)	2,000	12,730
Total Food Products		646,558

Health Care Equipment & Supplies - 1.1%
Alere, Inc. (a)	1,500	58,170
Covidien PLC	5,000	432,550
Human Touch Common Stock (Acquired 8/12/2009 through 10/01/2013, Cost $97,925)(a)(b)(e)	394	9,209
ICU Medical, Inc. (a)	1,600	102,688
Medical Action Industries, Inc. (a)	5,000	68,900
Nobel Biocare Holding AG	28,400	502,262
Smith & Nephew PLC - ADR	1,500	126,285
Symmetry Medical, Inc. (a)	160,148	1,615,893
Total Health Care Equipment & Supplies		2,915,957

Health Care Providers & Services - 0.0%
Gentiva Health Services, Inc. (a)	1,000	16,780
Hotels, Restaurants & Leisure - 11.1%
Bally Technologies, Inc. (a)	9,000	726,300
Belmond Ltd. (a)	6,000	69,960
Churchill Downs, Inc.	25,861	2,521,448
ClubCorp Holdings, Inc.	375,504	7,446,244
Diamond Resorts International, Inc. (a)	270,118	6,147,886
Einstein Noah Restaurant Group, Inc.	4,500	90,720
Eldorado Resorts, Inc. (a)	29,000	123,250
Imvescor Restaurant Group (a)	111,035	185,397
International Game Technology	161,940	2,731,928
Marriott International, Inc.	1	70
Multimedia Games Holding Co., Inc. (a)	6,000	216,060

Starbucks Coffee Japan Ltd.	26,400	351,942
Tim Hortons, Inc.	31,956	2,518,452
Tim Hortons, Inc. (a)	27,636	2,176,185
Town Sports International Holdings, Inc.	626,911	4,200,304
Vail Resorts, Inc.	9,145	793,420
Total Hotels, Restaurants & Leisure		30,299,566

Household Durables - 1.5%
Blyth, Inc.	4,000	32,480
Cobra Electronics Corp (a)	5,000	21,400
Indesit Company (a)	35,000	470,983
Nobility Homes, Inc. (a)	4,000	42,000
WCI Communities, Inc. (a)	187,951	3,465,817
Total Household Durables		4,032,680

Household Products - 0.6%
Central Garden and Pet Co. (a)	215,630	1,733,665
Independent Power and Renewable Electricity Producers - 0.8%
Atlantic Power Corp.	652,137	1,552,086
Greenko Group Plc (a)	3,424	9,458
Mytrah Energy Ltd. (a)	431,300	620,098
Total Independent Power and Renewable Electricity Producers		2,181,642

Insurance - 1.3%
Aspen Insurance Holdings Ltd.	500	21,385
Assured Guaranty Ltd.	63,235	1,401,288
MBIA, Inc. (a)	45,383	416,616
National Interstate Corp.	12,000	334,800
Nationale Suisse	500	43,580
Pethealth, Inc. (a)	1,000	2,482
Protective Life Corp.	20,000	1,388,200
Total Insurance		3,608,351

Internet Software & Services - 0.2%
Autobytel, Inc. (a)	1,614	13,864
Conversant, Inc.(a)	500	17,125
Move, Inc. (a)	6,500	136,240
Rackspace Hosting, Inc. (a)	11,825	384,904
Total Internet Software & Services		552,133

IT Services - 0.0%
Bull (a)	500	3,089
Machinery - 1.2%
CNH Industrial NV	42,958	340,657
Wabash National Corp. (a)	230,469	3,069,847
Total Machinery		3,410,504

Marine - 0.7%
Stolt-Nielsen Ltd.	58,595	1,135,465
Ultrapetrol Bahamas Ltd. (a)	207,470	647,306
Total Marine		1,782,771

Media - 3.4%
Carmike Cinemas, Inc. (a)	16,894	523,376
Comcast Corp.	52,364	2,816,136
DIRECTV (a)	10,000	865,200
DISH Network Corp. (a)	5,537	357,579

LIN Media LLC (a)	30,000	666,000
Loral Space & Communications, Inc. (a)	6,408	460,159
PubliGroupe AG	500	109,982
Salem Communications Corp. - Class A	26,054	198,271
Time Warner Cable, Inc.	5,000	717,450
Tribune Media Co. (a)	39,619	2,606,930
Total Media		9,321,083

Metals & Mining - 1.7%
Camino Minerals Corp. (a)	400	12
Cayden Resources, Inc. (a)	1,000	2,652
Papillon Resources Ltd. (a)	500	674
Primero Mining Corp. (a)	15,368	74,785
Suncoke Energy Partners L P	22,557	663,853
SunCoke Energy, Inc. (a)	19,745	443,275
TimkenSteel Corp.	75,155	3,493,956
Total Metals & Mining		4,679,207

Multiline Retail - 0.0%
Family Dollar Stores, Inc.	1,400	108,136
Multi-Utilities - 0.0%
Integrys Energy Group, Inc.	2,000	129,640
Oil, Gas & Consumable Fuels - 6.6%
Alvopetro Energy Ltd. (a)	100,000	58,038
Athlon Energy, Inc. (a)	9,000	524,070
Atlas Energy LP	81,000	3,564,000
BW LPG Ltd.	176,293	2,225,154
Energy Transfer Partners LP	0	7
Gulf Coast Ultra Deep Royalty Trust (a)	60,000	120,000
Hallador Energy Company	30,757	364,163
Kinder Morgan Energy Partners LP	1,835	171,169
Kodiak Oil & Gas Corp. (a)	33,000	447,810
Occidental Petroleum Corp.	24,961	2,400,000
Penn West Petroleum Ltd. (a)	11,342	76,866
Penn West Petroleum Ltd.	686,849	4,636,231
Rock Energy, Inc. (a)	142,790	900,127
SemGroup Corp.	9,435	785,652
TransCanada Corp. (a)	33,488	1,724,709
Total Oil, Gas & Consumable Fuels		17,997,996

Paper & Forest Products - 1.5%
Ainsworth Lumber Co Ltd. (a)	50,000	120,988
Wausau Paper Corp.	194,752	1,544,383
Western Forest Products, Inc. (a)	1,187,385	2,374,876
Total Paper & Forest Products		4,040,247

Pharmaceuticals - 0.6%
Allergan, Inc.	800	142,552
AstraZeneca PLC - ADR	2,800	200,032
Auxilium Pharmaceuticals, Inc. (a)	2,000	59,700
Shire PLC - ADR	2,400	621,720
Taro Pharmaceutical Industries Ltd. (a)	4,347	668,829
Total Pharmaceuticals		1,692,833

Real Estate Investment Trusts (REITs) - 0.4%
Ares Commercial Real Estate Corp.	60,739	710,039
Colony Financial, Inc.	4,900	109,662

Glimcher Realty Trust	1,200	16,248
Healthlease Properties Real (a)	1,000	12,625
Partners Real Estate Investm (a)	2,260	8,072
Starwood Waypoint Residentl Tr Com Shs	5,591	145,422
Trade Street Residential, Inc.	172	1,228
Total Real Estate Investment Trusts (REITs)		1,003,296

Real Estate Management & Development - 2.8%
Huntingdon Capital Corp. (a)	372,070	4,386,968
RE/MAX Holdings, Inc.	114,232	3,396,117
Total Real Estate Management & Development		7,783,085

Road & Rail - 3.4%
AMERCO	12,093	3,167,036
Contrans Group Inc.- Class A (a)	1,000	13,384
Con-way, Inc.	71,151	3,379,672
Quality Distribution, Inc. (a)	33,119	423,261
Swift Transportation Co. (a)	105,310	2,209,404
Total Road & Rail		9,192,757

Semiconductors & Semiconductor Equipment - 3.1%
International Rectifier Corp. (a)	21,000	824,040
Micron Technology, Inc. (a)	180,052	6,168,581
OmniVision Technologies, Inc. (a)	300	7,938
Peregrine Semiconductor Corp Com (a)	30,000	371,100
SunEdison Semiconductor Ltd. (a)	50,397	975,182
Xcerra Corp. (a)	2,500	24,475
Total Semiconductors & Semiconductor Equipment		8,371,316

Software - 2.0%
CDK Global, Inc. (a)	89,643	2,742,180
Compuware Corp.	40,000	424,400
Concur Technologies, Inc. (a)	6,200	786,284
Ebix, Inc.	33,711	478,022
Microsoft Corp.	22,187	1,028,589
TIBCO Software, Inc. (a)	1,000	23,630
Total Software		5,483,105

Specialty Retail - 1.4%
Barnes & Noble, Inc. (a)	28,008	552,878
Chico's FAS, Inc.	62,187	918,502
Murphy USA, Inc. (a)	46,083	2,445,164
Office Depot, Inc. (a)	4,619	23,742
Total Specialty Retail		3,940,286

Thrifts & Mortgage Finance - 0.5%
Clifton Bancorp, Inc.	73,609	926,737
Hudson City Bancorp, Inc.	21,000	204,120
Kearny Financial Corp. (a)	2,600	34,658
Ocwen Financial Corp. (a)	1,015	26,573
TF Financial Corp.	500	20,735
Waterstone Finl Inc.Md	11,876	137,168
Total Thrifts & Mortgage Finance		1,349,991

Tobacco - 0.1%
Lorillard, Inc.	4,500	269,595
Trading Companies & Distributors - 1.2%
NOW, Inc. (a)	112,338	3,416,199
Transportation Infrastructure - 0.7%
Macquarie Infrastructure Co. LLC	30,694	2,047,290
Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (a)	8,000	230,960
TOTAL COMMON STOCKS (Cost $224,764,256)		$240,756,406

PREFERRED STOCKS - 0.0%
Health Care Equipment & Supplies- 0.0%
Human Touch Series B, 0.000% (Acquired 08/12/2009 through 10/01/2013, Cost $195,800) (a)(b)(e)	787	18,417
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp., 5.100% (a)	2,155	33,855
Federal Home Loan Mortgage Corp., 6.550% (a)	3,300	27,192
Total Thrifts & Mortgage Finance		61,047
TOTAL PREFERRED STOCKS (Cost $268,199)		$79,464

	Principal
	Amount
CONVERTIBLE BONDS - 0.3%
Consumer Finance - 0.3%
Atlanticus Holdings Corp.
5.875%, 11/30/2035	$2,000,000	802,500
TOTAL CONVERTIBLE BONDS (Cost $819,216)		$802,500

CORPORATE BONDS - 5.3%
Hotels, Restaurants & Leisure - 1.1%
Caesar's Entertainment Resort Properties LLC
11.000%, 10/01/2021 (Acquired 02/24/2014 through 04/17/2014, Cost $3,265,585) (c)	3,215,000	3,014,063
Household Products - 0.4%
Reynolds Group Issuer, Inc./Reynold's Group Issuer LLC
9.875%, 08/15/2019	900,000	968,625
Metals & Mining - 0.0%
Aleris International, Inc.
10.000%, 12/15/2016 (Acquired 05/27/2010, Cost $6,850) (b)(e)(f)	1,000,000	21,250
Oil, Gas & Consumable Fuels - 1.7%
Endeavour International Corp.
12.000%, 03/01/2018 (Acquired 06/12/2014, Cost $561,787) (f)	609,613	435,873
NGPL PipeCo LLC
7.768%, 12/15/2037 (Acquired 02/05/2014 through 06/04/2014, Cost $2,718,494) (c)	2,920,000	3,014,900
7.119%, 12/15/2017 (Acquired 07/18/2014, Cost $1,333,974) (c)	1,300,000	1,300,000
Total Oil, Gas & Consumable Fuels		4,750,773

Paper & Forest Products - 1.4%
Millar Western Forest Products Ltd.
8.500%, 04/01/2021	1,650,000	1,732,500
Verso Paper Holdings LLC / Verso Paper, Inc.
11.750%, 01/15/2019	1,850,000	1,517,000
11.375%, 08/01/2016	925,000	666,000
Total Paper & Forest Products		3,915,500

Specialty Retail - 0.7%
Toys R Us, Inc.
7.375%, 09/01/2016 (Acquired 06/12/2014, Cost $1,841,585) (c)	2,000,000	1,985,000
TOTAL CORPORATE BONDS (Cost $14,353,311)		$14,655,211

FOREIGN GOVERNMENT AGENCY ISSUES - 0.7%
Containers & Packaging - 0.7%
Ardagh Finance Holdings SA
8.625%, 06/15/2019 (Acquired 06/05/2014, Cost $2,044,681) (c)	2,000,000	2,010,000
TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $2,044,681)		$2,010,000

MUNICIPAL BONDS - 0.0%
Commonwealth of Puerto Rico
4.750%, 07/01/2031	3,500	2,577
5.000%, 07/01/2041	13,000	9,517
5.125%, 07/01/2031	19,500	14,587
5.125%, 07/01/2037	1,000	747
TOTAL MUNICIPAL BONDS (Cost $26,492)		$27,428

BANK LOANS - 0.5%
Transtar Industries 2nd Lien
10.000%, 10/09/2019 (d)	1,350,000	1,333,125
TOTAL BANK LOANS (Cost $1,311,700)		$1,333,125

ESCROW NOTES - 0.0%
AMR Corp. (a)(b)	23,290	0
General Motors Co. (a)(b)	1,200,000	0
General Motors Co. (a)(b)	500,000	0
General Motors Co. (a)(b)	6,000	0
Lear Corp. (a)(b)	1,000,000	100
Six Flags Entertainment Corp. (a)(b)	600,000	0
Smurfit-Stone Container Corp. (a)(b)	7,125	0
TOTAL ESCROW NOTES (Cost $0)		$100

CLOSED END FUNDS - 0.9%	Shares
Invesco Senior Income Trust	535,966	2,545,838
TOTAL CLOSED END FUNDS (Cost $2,656,420)		$2,545,838

RIGHTS - 0.1%
American Medical Alert Corp. (a)(b)	20,000	200
ArthroCare Corp. (a)(b)	15,000	5,250
Chelsea Therapeutics International Ltd. (a)(b)	1,000	110
Clinical Data, Inc. (a)(b)	18,000	17,100
Contra Teva Pharmaceuticals (a)(b)	71,885	38,099
Cubist Pharmaceuticals, Inc. (a)	5,000	550
Furiex Pharmaceuticals, Inc. (a)	1,000	9,770
Gerber Scientific, Inc. (a)(b)	30,000	0
Leap Wireless International, Inc. (a)(b)	60,000	151,200
Omthera Pharmaceuticals (a)(b)	100	60
Trius Therapeutics, Inc. (a)(b)	70,000	9,100
TOTAL RIGHTS (Cost $10,583)		$231,439

WARRANTS - 0.3%
Alpha Bank AE
Expiration December 2017, Exercise Price: $0.45(a)	311,885	539,682
Hudbay Minerals-cw 18 Warrants
Expiration July 2018, Exercise Price: $15.00 (a)	2,550	2,732
Huntingdon Capital Corp.
Expiration December 2016, Exercise Price: $9.00 (a)	11,900	44,787
Jason Industries, Inc.
Expiration June 2019, Exercise Price: (a)	52,985	80,007
Lear Corp.
Expiration November 2014, Exercise Price: $0.05 (a)	75	13,121
Nomad Holdings Ltd.
Expiration April 2017, Exercise Price: $11.50 (a)	117,806	63,026
TOTAL WARRANTS (Cost $656,454)		$743,355

PURCHASED OPTIONS - 0.3% (a)
	Contracts
Call Options - 0.1%
Bank of America Corp.
Expiration December 2014, Exercise Price: $17.00	369	26,568
ClubCorp Holdings, Inc.
Expiration March 2015, Exercise Price: $20.00	92	17,710
Expiration December 2014, Exercise Price: $20.00	145	19,938
Innophos Holdings, Inc.
Expiration December 2014, Exercise Price: $50.00	37	26,640
Expiration December 2014, Exercise Price: $65.00	38	1,045
Occidental Petroleum Corp.
Expiration January 2015, Exercise Price: $100.00	185	45,140
Expiration January 2015, Exercise Price: $105.00	185	21,460
PepsiCo, Inc.
Expiration: October 2014, Exercise Price: $96.00	81	283
Expiration: October 2014, Exercise Price: $97.00	427	1,495
Talisman Energy, Inc.
Expiration October 2014, Exercise Price: $11.00	381	1,143
Total Call Options		161,422

Put Options - 0.2%
SPDR S&P 500 ETF Trust
Expiration October 2014, Exercise Price: $195.00	185	33,485
Expiration October 2014, Exercise Price: $196.00	1,015	214,165
Expiration October 2014, Exercise Price: $197.00	740	180,560
Expiration October 2014, Exercise Price: $198.00	369	107,010
Total Put Options		535,220

TOTAL PURCHASED OPTIONS (Cost $718,179)		$696,642

MONEY MARKET FUNDS - 10.1%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class
0.05% (d)	27,711,756	27,711,756
TOTAL MONEY MARKET FUNDS (Cost $27,711,756)

Total Investments (Cost $275,341,247) - 106.5%		291,593,264

Liabilities in Excess of Other Assets - (6.5)%		(17,681,607)
TOTAL NET ASSETS - 100.0%		$273,911,657

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing.
(b)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the  value of investments). At September 30, 2014, the market value of these securities total $270,095 which represents 0.1% of total net assets.

(c)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2014, the market value of these securities total $11,323,963 which represents 4.1% of total net assets.

(d)	Variable Rate Security. The rate shown represents the rate at September 30, 2014.
(e)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2014, the market value of these securities total $48,876 which represents 0.0% of total net assets.

(f)	Default or other conditions exist and security is not presently accruing income.

Underlying Funds Trust
Event Driven
Securities Sold Short
September 30, 2014 (Unaudited)

COMMON STOCKS - 10.6%	Shares	Value
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	3,698	$245,251
Beverages - 0.3%
Coca-Cola Co.	18,485	788,570
Capital Markets - 0.4%
AGF Management Ltd.	13,563	141,449
Ashmore Group PLC	134,148	665,386
KCG Holdings, Inc.	26,728	270,755
Total Capital Markets		1,077,590

Chemicals - 0.4%
Rayonier Advanced Materials, Inc.	30,248	995,462
Communications Equipment - 0.5%
Pace PLC	222,758	1,071,088
Ubiquiti Networks, Inc.	10,850	407,201
Total Communications Equipment		1,478,289

Construction & Engineering - 0.1%
FLSmidth & Co. A/S	8,717	415,712
Containers & Packaging - 0.3%
Bemis Co., Inc.	18,456	701,697
Diversified Consumer Services - 0.0%
Regis Corp.	4,440	70,862
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc	12,075	552,190
Energy Equipment & Services - 0.1%
Aspen Aerogels, Inc.	34,390	346,651
Food & Staples Retailing - 0.5%
SUPERVALU, Inc.	143,526	1,283,122
Health Care Equipment & Supplies - 0.1%
Medtronic, Inc.	1,912	118,449
PhotoMedex, Inc.	7,642	47,380
Total Health Care Equipment & Supplies		165,829

Health Care Providers & Services - 0.0%
Bio-Reference Laboratories Inc	4,521	126,859
Hotels, Restaurants & Leisure - 0.2%
Burger King Worldwide, Inc	10,159	301,316
Life Time Fitness, Inc.	4,622	233,134
Total Hotels, Restaurants & Leisure		534,450

Household Durables - 0.7%
Garmin Ltd.	34,500	1,793,655
Insurance - 0.6%
Everest Re Group Ltd.	9,977	1,616,374
Internet Software & Services - 0.3%
Zillow, Inc.	8,336	966,893

IT Services - 0.9%
CGI Group, Inc.	31,600	1,067,676
Heartland Payment Systems, Inc.	26,349	1,257,374
Higher One Holdings, Inc.	54,884	135,564
Total IT Services		2,460,614

Machinery - 0.7%
Caterpillar, Inc.	10,850	1,074,475
CNH Industrial NV	27,646	218,985
Deere & Co.	9,235	757,178
Total Machinery		2,050,638

Media - 0.1%
Comcast Corp.	5,750	309,235
Metals & Mining - 0.3%
Cliffs Natural Resources, Inc.	81,772	848,794
Primero Mining Corp.	15,368	74,785
Total Metals & Mining		923,579

Multiline Retail - 0.5%
J.C. Penney Co., Inc.	136,996	1,375,440
Multi-Utilities - 0.4%
Consolidated Edison, Inc	18,146	1,028,152
Oil, Gas & Consumable Fuels - 0.7%
DeeThree Exploration Ltd.	7,581	61,598
Kinder Morgan Management LLC Shs	1,605	151,111
Talisman Energy, Inc.	36,941	319,540
Ultra Petroleum Corp.	52,534	1,221,941
Whiting Petroleum Corp.	1,770	137,263
Total Oil, Gas & Consumable Fuels		1,891,453

Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	73,521	999,150
Road & Rail - 0.1%
Hertz Global Holdings, Inc.	8,578	217,795
Software - 0.2%
Rosetta Stone, Inc.	63,380	510,209
Specialty Retail - 1.1%
GameStop Corp.	38,762	1,596,995
Select Comfort Corp.	74,262	1,553,561
Total Specialty Retail		3,150,556

Tobacco - 0.0%
Reynolds American, Inc	1,000	59,000
Trading Companies & Distributors - 0.4%
Veritiv Corp.	21,398	1,071,184
TOTAL COMMON STOCKS (Proceeds $29,544,112)		$29,206,461

EXCHANGE TRADED FUNDS - 20.5%
Energy Select Sector SPDR Fund	24,413	2,212,306
Industrial Select Sector SPDR Fund	22,605	1,201,456
iShares 20+ Year Treasury Bond ETF	800	93,016
iShares MSCI Emerging Markets ETF	19,001	789,681
iShares MSCI United Kingdom ETF	116,779	2,263,177
iShares Russell 2000 ETF	196,998	21,541,731

iShares US Real Estate ETF	20,527	1,420,468
SPDR Barclays Capital High Yield Bond ETF	20,800	835,744
SPDR KBW Regional Banking ETF	5,460	206,715
SPDR S&P 500 ETF Trust	112,788	22,221,492
SPDR S&P Oil & Gas Exploration & Production ETF	36,066	2,482,423
United States Oil Fund LP	23,113	795,781
TOTAL EXCHANGE TRADED FUNDS (Proceeds $57,989,870)		$56,063,990

		Value
CORPORATE BONDS - 3.1%
Food Products - 0.7%
Hormel Foods Corp.
4.125%, 04/15/2021	$1,800,000	1,946,198
Metals & Mining - 0.2%
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	765,000	541,237
Multiline Retail - 1.1%
Sears Holdings Corp.
6.625%, 10/15/2018	3,225,000	2,886,375
Oil, Gas & Consumable Fuels - 1.1%
Hess Corp.
5.600%, 02/15/2041	2,800,000	3,153,660
TOTAL CORPORATE BONDS (Proceeds $8,654,474)		$8,527,470

		Value
FOREIGN GOVERNMENT NOTES/BONDS - 0.5%
France Government Bond OAT
3.500%, 04/25/2026	EUR 899,000	1,376,439
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Proceeds $1,283,228)		$1,376,439

Total Securities Sold Short (Proceeds $97,471,684) - 34.7%		$95,174,360

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Event Driven
Options Written
September 30, 2014 (Unaudited)

	Contracts	Value
CALL OPTIONS
Graphic Packaging Holding Co.
Expiration: October 2014, Exercise Price: $12.50	55	$1,238
Vodafone Group
Expiration: January 2015, Exercise Price: $50.00	218	1,308
Total Call Options		2,546

PUT OPTIONS
Advanced Emissions Solutions, Inc.
Expiration: January 2015, Exercise Price: $17.50	20	1,100
Bank of America Corp.
Expiration: December 2014, Exercise Price: $16.00	369	11,808
Caterpillar, Inc.
Expiration: October 2014, Exercise Price: $99.00	46	3,312
ClubCorp Holdings, Inc.
Expiration: December 2014, Exercise Price: $15.00	92	2,530
Expiration: December 2014, Exercise Price: $17.50	139	8,340
Hertz Global Holdings, Inc.
Expiration: October 2014, Exercise Price: $25.50	46	2,300
Innophos Holdings, Inc.
Expiration: December 2014, Exercise Price: $55.00	48	12,960
Molson Coors Brewing Co.
Expiration: October 2014, Exercise Price: $67.50	92	1,150
Occidental Petroleum Corp.
Expiration: January 2015, Exercise Price: $90.00	185	39,405
Expiration: January 2015, Exercise Price: $92.50	93	26,970
SPDR S&P Oil & Gas Exploration & Production ETF
Expiration: October 2014, Exercise Price: $69.00	45	4,185
Expiration: October 2014, Exercise Price: $69.50	56	6,552
SPDR S&P 500 ETF Trust
Expiration: October 2014, Exercise Price: $189.00	860	61,920
Expiration: October 2014, Exercise Price: $191.00	1,015	97,440
Expiration: October 2014, Exercise Price: $193.00	91	3,003
Expiration: October 2014, Exercise Price: $193.00	185	24,605
Expiration: October 2014, Exercise Price: $194.00	369	57,195
Expiration: October 2014, Exercise Price: $194.00	185	19,795
Talisman Energy, Inc.
Expiration: October 2014, Exercise Price: $9.00	382	21,010
Expiration: October 2014, Exercise Price: $10.00	191	26,740
Zillow, Inc.
Expiration: October 2014, Exercise Price: $119.00	37	18,500
Total Put Options		450,820

Total Options Written (Premiums received $467,350)		$453,366

Underlying Funds Trust
Event Driven
Swap Contracts
September 30, 2014 (Unaudited)
							Maximum	Upfront
			(Pay)/			Moody's Rating	Potential	Premium	Unrealized
		Buy/Sell	Receive	Termination	Notional	of Reference	Future Payment	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	(Receipt)	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas	Markit CDX.NA.HY.19 (a)	Buy	(5.00%)	12/20/2017	$2,000,000	B1	$(2,000,000)	$(12,043)	$(133,317)

Total Credit Default Swap Buy Contracts									(133,317)

CREDIT DEFAULT SWAP SELL CONTRACTS

BNP Paribas	Markit CDX.NA.HY.19 (a)	Sell	5.00%	12/20/2017	2,000,000	B1	2,000,000	101,042	44,318

Total Credit Default Swap Sell Contracts									44,318

Total Credit Default Swap Contracts									$(88,999)

(a) Markit CDX North American High Yield Index
The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Event Driven
Forward Contracts
September 30, 2014 (Unaudited)
								Unrealized
		Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	Counterparty	to be Delivered		September 30, 2014	to be Received		September 30, 2014	(Depreciation)
3/31/2015	BNP Paribas S.A.	1,400,000	Canadian Dollars	$1,244,592	1,263,196	U.S. Dollars	$1,263,196	$18,604
10/27/2014	U.S. Bank	2,363,108	Canadian Dollars	2,108,534	2,127,968	U.S. Dollars	2,127,968	19,434
10/31/2014	BNP Paribas S.A.	1,900,000	Canadian Dollars	1,695,143	1,720,391	U.S. Dollars	1,720,391	25,248
12/3/2014	BNP Paribas S.A.	400,000	Canadian Dollars	356,611	372,481	U.S. Dollars	372,481	15,870
10/31/2014	U.S. Bank	400,000	Euros	505,328	514,680	U.S. Dollars	514,680	9,352
12/15/2014	U.S. Bank	1,600,000	Euros	2,021,993	2,180,376	U.S. Dollars	2,180,376	158,383
12/15/2014	U.S. Bank	2,165,264	Euros	2,165,264	1,600,000	U.S. Dollars	2,021,993	(143,271)
10/27/2014	U.S. Bank	205,072	British Pounds	332,373	334,883	U.S. Dollars	334,883	2,510
10/27/2014	U.S. Bank	1,884,045	Norwegian Krone	292,954	294,566	U.S. Dollars	294,566	1,612
10/31/2014	U.S. Bank	21,500,000	Norwegian Krone	3,342,581	3,385,134	U.S. Dollars	3,385,134	42,553
				$14,065,373			$14,215,667	$150,294

The accompanying notes are an integral part of these financial statements.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2014 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$696,642
Written Options			Written option contracts, at value	$453,366
Total Equity Contracts		$696,642		$453,366
Foreign Exchange Contracts:
Forward Contracts	Cumulative appreciation on forward contracts *	$-	Cumulative depreciation on forward contracts *	$150,294
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized gain on swap contracts **	145,360	Swap payments received & unrealized loss on swap contracts **	145,360
Total Derivatives		$842,002		$749,019

* Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
** Value includes both the unrealized gain/loss on swaps and the upfront payments paid or received on the swaps.

The average quarterly market values of purchased and written options during the period ended September 30, 2014 (Unaudited) were as follows:

Purchased options	$731,634
Written options	$436,440

The average quarterly notional amounts of swaps and forward contracts during the period ended September 30, 2014 (Unaudited) were as follows:

Swaps	$5,500,000
Forward Contracts	$25,696,518

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2014 (Unaudited):

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$224,198,928	$16,618,269	(1)	$9,209	(2)	$240,756,406
Preferred Stocks	61,047	-		18,417		79,464
Convertible Bonds	-	802,500		-		802,500
Corporate Bonds	-	14,633,961		21,250		14,655,211
Foreign Government Issues	-	2,010,000		-		2,010,000
Municipal Bonds	-	27,428		-		27,428
Bank Loans	-	1,333,125		-		1,333,125
Escrow Notes	-	-		100		100
Closed End Funds	2,545,838	-		-		2,545,838
Rights	550	9,770		221,119		231,439
Warrants	743,355	-		-		743,355
Purchased Options	629,531	67,111		-		696,642
Money Market Funds	27,711,756	-		-		27,711,756
Total Long Investments in Securities	$255,821,005	$35,502,164		$270,095		$291,593,264

Securities Sold Short:
Common Stocks	$26,835,290	$2,371,171	(1)	$-		$29,206,461
Exchange Traded Funds	56,063,990	-		-		56,063,990
Corporate Bonds	-	8,527,470		-		8,527,470
Foreign Government Notes/Bonds	-	1,376,439		-		1,376,439
Total Securities Sold Short	$82,899,280	$12,275,080		$-		$95,174,360

Written Options	$434,180	$19,186		$-		$453,366

Other Financial Instruments(3)
Credit Default Swap Buy Contracts	$-	$(133,317)		$-		$(133,317)
Credit Default Swap Sell Contracts	-	44,318		-		44,318
Forward Contracts	150,294	-		-		150,294
Total Other Financial Instruments	$150,294	$(88,999)		$-		$61,295

Below are the transfers into or out of Levels 1 and 2 during the quarter ended September 30, 2014:

	Long Securities	Securities Sold Short
Transfers into Level 1	$13,121	$-
Transfers out of Level 1	9,242,043	2,371,171
Net Transfers in and/(out) of Level 1	$(9,228,922)	$(2,371,171)

Transfers into Level 2	$9,242,043	$2,371,171
Transfers out of Level 2	13,121	-
Net Transfers in and/(out) of Level 2	$9,228,922	$2,371,171

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2014. See Note 1 in the Notes to Schedule of Investments.

(1) The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Capital Markets	$-	$665,386
Chemicals	77,802	-
Communications Equipment	-	1,071,088
Construction & Engineering	1,523	415,712
Containers & Packaging	2,307,055
Diversified Consumer Services	678,581	-
Diversified Telecommunication Services	4,825,168	-
Electric Utilities	64	-
Food Products	112,060	-
Health Care Equipement & Supplies	502,262	-
Household Durables	470,983	-
Hotels, Restaurants & Leisure	351,942
Independent Power And Renewable Electricity	629,556	-
Insurance	46,062	-
IT Services	3,089	-
Machinery	-	218,985
Oil, Gas & Consumable Fuels	2,225,154	-
Real Estate Management & Development	4,386,968	-
	$16,618,269	$2,371,171

(2) The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Health Care Equipment & Supplies	$9,209
$9,209

(3) Includes cumulative appreciation/depreciation on Other Financial Instruments as reported in their respective Schedules.
Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at fair value
Balance as of December 31, 2013	$427,853
Accrued discounts/premiums	3,502
Realized gain (loss)	6,750
Change in unrealized appreciation	180,330
Purchases	293,725
Sales	(642,065)
Transfer into Level 3	-
Balance as of September 30, 2014	$270,095

Change in unrealized appreciation/depreciation during the period for level 3 investments held at September 30, 2014	$(102,637)

Type of Security	Fair Value at 9/30/2014	Valuation Techniques	Unobservable Input	Range
Common Stocks	$9,209	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%

Preferred Stocks	18,417	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%
Corporate Bonds	21,250	Consensus pricing	Third party & broker quoted inputs	NA

Escrow	100	Consensus pricing	Third party & broker quoted inputs	NA

Rights	221,119	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

Warrants	-	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

The significant unobservable inputs used in the fair value measurement of the Fund's escrowed securities are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund's common stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the Adviser monitors and reviews the methodologies of the various pricing services employed by the Trust. The Adviser develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Long/Short Equity
Schedule of Investments
September 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 67.9%
Aerospace & Defense - 0.0%
American Science & Engineering, Inc.	337	$18,663
Airlines - 0.5%
Delta Air Lines, Inc.	47,732	1,725,512
Auto Components - 1.0%
Mobileye N V Amstelveen (a)	17,500	937,825
Motorcar Parts of America, Inc. (a)	59,682	1,623,947
TRW Automotive Holdings Corp. (a)	11,003	1,114,054
Total Auto Components		3,675,826

Automobiles - 0.7%
General Motors Co.	86,058	2,748,693
Banks - 0.3%
Ameris Bancorp	46,658	1,024,143
Biotechnology - 2.7%
Aegerion Pharmaceuticals, Inc. (a)	9,850	328,793
Alexion Pharmaceuticals, Inc. (a)	16,835	2,791,580
Auspex Pharmaceuticals, Inc. (a)	9,399	241,272
Bluebird Bio, Inc. (a)	12,220	438,454
Enanta Pharmaceuticals, Inc. (a)	69,470	2,748,928
Medivation, Inc. (a)	31,911	3,155,040
Sarepta Therapeutics, Inc. (a)	19,574	413,011
Total Biotechnology		10,117,078

Building Products - 0.9%
AO Smith Corp.	25,000	1,182,000
Apogee Enterprises, Inc.	11,361	452,168
Armstrong World Industries Inc. (a)	7,500	420,000
Trex Co., Inc. (a)	34,168	1,181,188
Total Building Products		3,235,356

Capital Markets - 1.3%
HFF Inc.	93,145	2,696,548
NorthStar Asset Management Group, Inc. (a)	122,538	2,257,150
Total Capital Markets		4,953,698

Chemicals - 3.0%
Air Products & Chemicals, Inc.	13,500	1,757,430
CF Industries Holdings, Inc.	23,067	6,440,768
Novozymes A/S	30,000	1,298,268
Rockwood Holdings, Inc.	20,000	1,529,000
Taminco Corp. (a)	16,952	442,447
Total Chemicals		11,467,913

Commercial Banks - 1.0%
Green Bancorp, Inc. (a)	107,150	1,837,622
Home Bancshares, Inc.	26,729	786,100

Umpqua Holdings Corp.	61,325	1,010,023
Total Commercial Banks		3,633,745

Commercial Services & Supplies - 1.8%
Command Security Corp. (a)	145,819	288,722
Iron Mountain, Inc.	74,548	2,433,992
KAR Auction Services, Inc.	104,939	3,004,403
Mobile Mini, Inc.	15,841	553,960
Sanix, Inc.	72,935	475,076
Total Commercial Services & Supplies		6,756,153

Communications Equipment - 1.3%
Ciena Corp. (a)	6,541	109,365
Extreme Networks, Inc. (a)	255,772	1,225,148
Palo Alto Networks, Inc. (a)	5,231	513,161
QUALCOMM, Inc.	23,587	1,763,600
Riverbed Technology, Inc. (a)	10,812	200,509
Ruckus Wireless, Inc.(a)	54,104	722,829
ViaSat, Inc. (a)	7,838	432,031
Total Communications Equipment		4,966,643

Construction & Engineering - 0.5%
Badger Daylighting Ltd. (a)	29,318	730,888
Quanta Services, Inc. (a)	31,775	1,153,115
Total Construction & Engineering		1,884,003

Construction Materials - 0.6%
Headwaters, Inc. (a)	47,295	593,079
Martin Marietta Materials, Inc.	11,725	1,511,822
Total Construction Materials		2,104,901

Diversified Financial Services - 0.7%
Texas Pacific Land Trust	13,843	2,663,947
Diversified Telecommunication Services - 1.3%
Level 3 Communications, Inc.(a)	45,687	2,089,267
ORBCOMM, Inc. (a)	52,782	303,497
Telecom Argentina SA - ADR	8,940	181,482
Telefonica SA	20,587	317,951
Verizon Communications, Inc.	42,769	2,138,022
Total Diversified Telecommunication Services		5,030,219

Electrical Equipment - 0.0%
Helix Wind Corp. (Acquired 1/06/2010, Cost 355,921) (a)(b)	301,628	60
Electronic Equipment, Instruments & Components - 2.0%
Corning, Inc.	11,214	216,879
Electro Rent Corp.	43,697	601,708
Ingram Micro, Inc. (a)	67,058	1,730,767
Jabil Circuit, Inc.	51,458	1,037,908
Methode Electronics, Inc.	44,140	1,627,442
OSI Systems, Inc. (a)	20,446	1,297,912
Rogers Corp. (a)	21,198	1,160,802
Total Electronic Equipment, Instruments & Components		7,673,418

Energy Equipment & Services - 0.9%
C&J Energy Services, Inc. (a)	2,328	71,120

Exterran Holdings, Inc.	30,000	1,329,300
Patterson UTI Energy, Inc.	26,319	856,157
Schoeller-Bleckmann Oilfield Equipment AG	11,275	1,099,066
Total Energy Equipment & Services		3,355,643

Food & Staples Retailing - 0.0%
The Kroger Co.	3,142	163,384
Food Products - 0.1%
Pilgrim's Pride Corp. (a)	15,255	466,193
Gas Utilities - 0.4%
China Gas Holdings	900,000	1,493,508
Health Care Equipment & Supplies - 0.6%
Abaxis, Inc.	42,000	2,129,820
MGC Diagnostics Corp. (a)	21,700	147,560
Total Health Care Equipment & Supplies		2,277,380

Health Care Providers & Services - 2.3%
Air Methods Corp. (a)	31,749	1,763,657
Brookdale Senior Living, Inc. (a)	15,688	505,467
Community Health Systems, Inc. (a)	47,230	2,587,732
Extendicare, Inc. (a)	106,045	778,329
The Ensign Group, Inc.	85,995	2,992,626
Total Health Care Providers & Services		8,627,811

Health Care Technology - 0.1%
IMS Health Holdings, Inc. (a)	21,348	559,104
Hotels, Restaurants & Leisure - 1.2%
Boyd Gaming Corp. (a)	38,061	386,700
Chipotle Mexican Grill, Inc. (a)	233	155,316
ClubCorp Holdings, Inc.	9,605	190,467
Royal Caribbean Cruises Ltd.	17,758	1,194,936
Sonic Corp. (a)	23,639	528,568
Wendy's Co.	171,982	1,420,571
Whistler Blackcomb Holdings, Inc. (a)	45,367	745,348
Total Hotels, Restaurants & Leisure		4,621,906

Household Durables - 0.4%
Garmin Ltd.	1,921	99,873
Tempur Sealy International, Inc. (a)	3,463	194,517
West Holdings Corp.	106,653	1,156,509
Total Household Durables		1,450,899

Independent Power and Renewable Electricity Producers - 0.6%
TerraForm Power, Inc. (a)	72,500	2,092,350
Insurance - 0.8%
American International Group, Inc.	55,174	2,980,499
Internet & Catalog Retail - 0.6%
Ctrip.com International Ltd. - ADR (a)	14,415	818,195
Groupon, Inc. (a)	52,345	349,665
TripAdvisor, Inc. (a)	10,156	928,461
Total Internet & Catalog Retail		2,096,321

Internet Software & Services - 4.4%
58.com, Inc. ADR (a)	6,660	248,085
Akamai Technologies, Inc. (a)	19,850	1,187,030

Alibaba Group Holding Ltd. ADR (a)	1,585	140,827
Autohome, Inc. ADR (a)	7,281	305,875
ChannelAdvisor Corp. (a)	1,501	24,616
Facebook, Inc.(a)	10,383	820,672
Google, Inc. (a)	3,603	2,120,041
IAC/InterActiveCorp.	50,733	3,343,305
LinkedIn Corp. (a)	936	194,492
Marin Software, Inc. (a)	17,954	154,404
Pandora Media, Inc. (a)	110,190	2,662,190
Rackspace Hosting, Inc. (a)	3,840	124,992
Textura Corp. (a)	14,945	394,548
Twitter, Inc. (a)	29,917	1,543,119
VeriSign, Inc. (a)	48,870	2,693,714
Web.com Group, Inc. (a)	23,287	464,809
Yahoo!, Inc. (a)	5,606	228,445
Total Internet Software & Services		16,651,164

IT Services - 3.5%
Cancom Se	17,300	666,508
Computer Sciences Corp.	84,880	5,190,412
Euronet Worldwide, Inc.(a)	20,047	958,046
Science Applications International Corp.	110,409	4,883,390
Transcosmos, Inc.	51,140	1,002,387
VeriFone Systems, Inc. (a)	5,325	183,073
Xerox Corp.	18,216	240,998
Total IT Services		13,124,814

Leisure Products - 0.2%
Malibu Boats, Inc. (a)	42,210	781,729
Machinery - 1.0%
Asahi Diamond Industrial Co. Ltd.	50,150	726,138
Federal Signal Corp.	23,203	307,208
Hexagon Composites	106,494	496,060
Joy Global, Inc.	16,391	893,965
Nordson Corp.	3,526	268,223
Tennant Co.	14,573	977,702
Total Machinery		3,669,296

Media - 1.1%
AMC Entertainment Holdings, Inc.	374	8,598
DISH Network Corp. (a)	16,624	1,073,578
Hemisphere Media Group, Inc. (a)	5,730	61,082
ITV	4,710	15,815
National CineMedia, Inc.	154,995	2,248,977
Time Warner, Inc.	6,355	477,959
Tribune Media Co. (a)	6,272	412,698
Tribune Publishing Co. (a)	1,366	27,566
Total Media		4,326,273

Metals & Mining - 1.0%
Constellium Nv (a)	10,000	246,100
Hi-Crush Partners LP	14,540	749,683
US Silica Holdings, Inc.	44,214	2,763,817
Total Metals & Mining		3,759,600

Multiline Retail - 0.5%
Ryohin Keikaku Co. Ltd.	16,830	2,006,569
Oil, Gas & Consumable Fuels - 4.2%
Bankers Petroleum, Ltd.(a)	296,145	1,425,261
Cheniere Energy, Inc. (a)	15,000	1,200,450
Chesapeake Energy Corp.	63,252	1,454,164
Emerald Oil, Inc. (a)	29,995	184,469
Gaslog Ltd.	65,000	1,430,650
Green Plains Renewable Energy, Inc.	80,000	2,991,200
Halcon Resources Corp. (a)	185,378	734,097
Parex Resources, Inc. (a)	168,100	1,868,695
Penn Virginia Corp. (a)	51,153	650,155
Triangle Petroleum Corp. (a)	119,936	1,320,495
YPF SA ADR	71,975	2,662,355
Total Oil, Gas & Consumable Fuels		15,921,991

Paper & Forest Products - 0.0%
Shanghai Songrui Forestry Products, Inc. (Acquired 10/12/2009, Cost $637,496) (a)(b)(d)	660,000	0
Pharmaceuticals - 0.1%
BioDelivery Sciences International, Inc. (a)	30,018	513,008
Real Estate Investment Trusts (REITs) - 3.5%
American Tower Corp.	7,132	667,769
Apartment Investment & Management Co.	10,616	337,801
Ashford Hospitality Trust, Inc.	152,623	1,559,807
Chatham Lodging Trust	93,172	2,150,409
Crown Castle International Corp.	4,860	391,376
Education Realty Trust, Inc.	90,568	931,039
FelCor Lodging Trust, Inc.	74,897	701,036
Geo Group, Inc.	27,592	1,054,567
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	30,000	414,600
NorthStar Realty Finance Corp.	145,837	2,576,940
Spirit Realty Capital, Inc.	124,593	1,366,785
Washington Prime Group, Inc.	58,144	1,016,357
Total Real Estate Investment Trusts (REITs)		13,168,486

Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	46,620	1,386,479
Kennedy-Wilson Holdings, Inc.	40,195	963,072
Total Real Estate Management & Development		2,349,551
Road & Rail - 0.5%
AMERCO	7,205	1,886,918
Roadrunner Transportation Systems, Inc. ADR (a)	7,290	166,139
Total Road & Rail		2,053,057

Semiconductors & Semiconductor Equipment - 6.6%
Broadcom Corp.	41,522	1,678,319
Cabot Microelectronics Corp. (a)	17,889	741,499
Canadian Solar, Inc. (a)	9,583	342,784
Chipmos Technologies Bermuda Ltd.	581	13,142
Ferrotec Corp.	230,203	1,354,303
First Solar, Inc. (a)	14,022	922,788
GCL-Poly Energy Holdings, Ltd.(a)	2,000,000	733,096
GT Advanced Technologies, Inc. (a)	17,250	186,817
Himax Technologies, Inc. - ADR	252,658	2,564,479
Innox Corp. (a)	50,659	718,938

Integrated Device Technology, Inc. (a)	6,399	102,064
Intel Corp.	22,291	776,173
JinkoSolar Holdings Co., Ltd.- ADR (a)	5,607	154,136
Lam Research Corp.	11,151	832,980
Marvell Technology Group, Ltd.	3,737	50,375
Micron Technology, Inc. (a)	50,017	1,713,582
RF Micro Devices, Inc. (a)	114,924	1,326,223
Rubicon Technology, Inc. (a)	3,582	15,223
Silicon Motion Technology Corp. - ADR	99,503	2,680,611
Skyworks Solutions, Inc.	18,441	1,070,500
SunEdison Semiconductor Ltd. (a)	20,000	387,000
SunEdison, Inc. (a)	237,052	4,475,542
SunPower Corp. (a)	27,131	919,198
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	7,476	150,866
Tower Semiconductor Ltd.(a)	101,194	1,029,143
Total Semiconductors & Semiconductor Equipment		24,939,781

Software - 6.4%
A10 Networks, Inc. (a)	3,200	29,152
Activision Blizzard, Inc.	14,953	310,873
Autodesk, Inc. (a)	8,697	479,205
Cadence Design System, Inc. (a)	71,749	1,234,800
FireEye, Inc. (a)	45,318	1,384,918
Fortinet, Inc. (a)	4,220	106,618
Informatica Corp. (a)	32,976	1,129,098
Microsoft Corp.	129,772	6,016,230
Mobileiron, Inc. (a)	5,603	62,417
Monotype Imaging Holdings, Inc.	85,786	2,429,460
NICE Systems Ltd. - ADR	13,146	536,225
Qlik Technologies, Inc. (a)	20,013	541,152
RealPage, Inc. (a)	2,991	46,361
Redknee Solutions, Inc. (a)	202,083	680,256
The Rubicon Project Inc. (a)	7,643	89,652
salesforce.com, Inc. (a)	14,581	838,845
ServiceNow, Inc. (a)	12,580	739,452
Tableau Software, Inc. (a)	24,816	1,802,882
Take-Two Interactive Software, Inc. (a)	143,654	3,314,098
TIBCO Software, Inc. (a)	31,729	749,756
TiVo, Inc. (a)	95,300	1,219,364
VMware, Inc. (a)	1,585	148,736
Zynga, Inc. (a)	54,245	146,462
Total Software		24,036,012

Specialty Retail - 0.5%
Rent-A-Center, Inc.	54,433	1,652,042
The Finish Line, Inc.	16,142	404,034
Total Specialty Retail		2,056,076

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	81,354	8,196,417
Bluecom Co., Ltd.	54,300	735,732
EMC Corp.	23,711	693,784
Hewlett-Packard Co.	7,626	270,494
Immersion Corp. (a)	2,697	23,140
NCR Corp. (a)	2,662	88,938

NetApp, Inc.	3,194	137,214
Nimble Storage, Inc. (a)	3,200	83,104
Nokia OYJ - ADR	184,950	1,564,677
SanDisk Corp.	24,976	2,446,399
Super Micro Computer, Inc.(a)	28,095	826,555
Western Digital Corp.	9,906	964,052
Total Technology Hardware, Storage & Peripherals		16,030,506

Textiles, Apparel & Luxury Goods - 0.4%
Skechers U.S.A, Inc. (a)	12,124	646,331
Unifi, Inc. (a)	34,556	895,000
Total Textiles, Apparel & Luxury Goods		1,541,331

Thrifts & Mortgage Finance - 0.3%
Ladder Capital Corp. (a)	60,992	1,152,749
Tobacco - 0.5%
Vector Group Ltd.	77,507	1,719,111
Wireless Telecommunication Services - 0.8%
RingCentral, Inc. (a)	57,894	735,833
Softbank Corp.	24,025	1,678,119
T-Mobile US, Inc. (a)	11,717	338,270
United States Cellular Corp. (a)	2,340	83,023
Total Wireless Telecommunication Services		2,835,245

TOTAL COMMON STOCKS (Cost $245,466,119)		$256,501,318

RIGHTS - 0.0%
Furiex Pharmaceuticals Inc. (a)	17,484	170,819
TOTAL RIGHTS (Cost $0)		$170,819

PURCHASED OPTIONS - 0.2%
	Contracts
Call Options - 0.1%
Amazon.com, Inc.
Expiration October 2014, Exercise Price: $350.00	16	912
Apple, Inc.
Expiration October 2014, Exercise Price: $100.00	32	7,104
Broadcom Corp.
Expiration January 2015, Exercise Price: $43.00	28	3,024
CBOE Volatility Index
Expiration October 2014, Exercise Price: $16.00	2,000	320,000
Intel Corp.
Expiration December 2014, Exercise Price: $35.00	11	1,529
Total Call Options		332,569
Put Options - 0.1%
Companhia de Saneamento Basico do Estado de Sao Paulo SABESP
Expiration January 2015, Exercise Price: $10.00	600	127,500
GT Advanced Technologies, Inc.
Expiration October 2014, Exercise Price: $10.00	300	10,500
Expiration October 2014, Exercise Price: $10.50	1,900	85,500
Rayonier Advanced Materials, Inc.
Expiration October 2014, Exercise Price: $30.00	100	2,300

SeaDrill Ltd.
Expiration January 2015, Exercise Price: $28.00	200	68,000
Expiration October 2014, Exercise Price: $27.00	250	16,250
SPDR S&P 500 ETF Trust
Expiration October 2014, Exercise Price: $198.50	32	9,920
Total Put Options		319,970

TOTAL PURCHASED OPTIONS (Cost $588,715)		$652,539

MONEY MARKET FUNDS - 30.3%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class	Shares
0.05% (c)	114,409,477	114,409,477
TOTAL MONEY MARKET FUNDS (Cost $114,409,477)		$114,409,477

Total Investments (Cost $360,464,311) - 98.4%		371,734,153

Other Assets in Excess of Liabilities - 1.6%		6,131,542
TOTAL NET ASSETS - 100.0%		$377,865,695

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2014, the market value of these securities total $60 which represents 0.0% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at September 30, 2014.
(d)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the  value of investments). At September 30, 2014, the market value of these securities total $0 which represents 0.0% of total net assets.

Underlying Funds Trust
Long/Short Equity
Securities Sold Short
September 30, 2014 (Unaudited)

COMMON STOCKS - 26.6%	Shares	Value
Auto Components - 0.4%
BorgWarner, Inc.	7,031	$369,901
Mobileye N V Amstelveen	17,807	954,277
Total Auto Components		1,324,178

Automobiles - 0.1%
Thor Industries, Inc.	9,771	503,206
Banks - 0.4%
Cullen/Frost Bankers, Inc.	22,037	1,686,051
Beverages - 0.1%
Remy Cointreau SA	7,780	560,115
Biotechnology - 0.4%
BioCryst Pharmaceuticals, Inc.	2,865	28,020
Prosensa Holding NV	64,380	542,723
Raptor Pharmaceutical Corp.	16,579	158,993
Synageva BioPharma Corp.	13,272	912,848
Total Biotechnology		1,642,584

Building Products - 0.4%
Lennox International, Inc.	20,602	1,583,676
Capital Markets - 0.4%
Cohen & Steers, Inc.	39,839	1,531,411
Chemicals - 0.7%
Innophos Holdings, Inc.	14,046	773,794
Rayonier Advanced Materials, Inc.	45,000	1,480,950
The Sherwin-Williams Co.	2,178	476,960
Total Chemicals		2,731,704

Commercial Banks - 0.9%
Valley National Bancorp	119,582	1,158,750
Wells Fargo & Co.	41,404	2,147,625
Total Commercial Banks		3,306,375

Commercial Services & Supplies - 0.5%
Clean Harbors, Inc.	26,059	1,405,101
Interface, , Inc.	24,507	395,543
Total Commercial Services & Supplies		1,800,644

Communications Equipment - 0.5%
F5 Networks, Inc.	2,805	333,066
Harmonic, Inc.	68,297	433,003
QUALCOMM, Inc.	16,404	1,226,527
Total Communications Equipment		1,992,596

Construction & Engineering - 0.3%
Chicago Bridge & Iron Co. NV	14,790	855,602
Fluor Corp.	2,328	155,487
Total Construction & Engineering		1,011,089

Consumer Finance - 0.3%
Credit Acceptance Corp	8,351	1,052,811
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	18,601	655,499
Belgacom SA	12,240	426,153
Total Diversified Telecommunication Services		1,081,652

Electric Utilities - 0.3%
Southern Co.	27,500	1,200,375
Electrical Equipment - 1.1%
Acuity Brands, Inc.	5,700	670,947
Enphase Energy, Inc.	3,198	47,938
OSRAM Licht AG	11,975	444,295
Polypore International, Inc.	9,376	364,820
Regal-Beloit Corp.	11,405	732,771
Renewable Energy Corp. AS	1,850,000	741,775
SGL Carbon SE	57,000	1,175,513
Total Electrical Equipment		4,178,059

Electronic Equipment, Instruments & Components - 0.0%
Knowles Corp.	5,554	147,181
Energy Equipment & Services - 1.3%
CARBO Ceramics, Inc.	27,555	1,632,083
Diamond Offshore Drilling, Inc.	14,235	487,833
RPC, Inc.	37,758	829,166
Seadrill Ltd.	23,500	628,860
Transocean Ltd.	40,000	1,278,800
Total Energy Equipment & Services		4,856,742

Food & Staples Retailing - 0.1%
Fairway Group Holdings Corp.	50,714	189,670
Health Care Equipment & Supplies - 1.1%
Cynosure, Inc.	22,945	481,845
Elekta AB	120,000	1,179,517
IDEXX Laboratories, Inc.	17,911	2,110,453
Meridian Bioscience, Inc.	27,925	493,993
Total Health Care Equipment & Supplies		4,265,808

Health Care Providers & Services - 0.4%
HCA Holdings, Inc.	21,469	1,513,994
Health Care Technology - 0.4%
Athenahealth, Inc.	9,945	1,309,657
Veeva Systems, Inc.	7,200	202,824
Total Health Care Technology		1,512,481

Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	23,002	923,991
Choice Hotels International, Inc.	28,986	1,507,272

Marriott International, Inc.	9,887	691,101
Melco Crown Entertainment Ltd. - ADR	23,045	605,853
Total Hotels, Restaurants & Leisure		3,728,217

Household Durables - 0.3%
iRobot Corp.	11,410	347,435
Leggett & Platt, Inc.	26,821	936,589
Total Household Durables		1,284,024

Internet & Catalog Retail - 0.2%
Netflix, Inc.	535	241,381
Nutrisystem, Inc.	32,654	501,892
Total Internet & Catalog Retail		743,273

Internet Software & Services - 0.9%
Blucora, Inc.	6,675	101,727
Dena Co Ltd.	128,370	1,632,022
Equinix, Inc.	2,325	494,016
Mercadolibre, Inc.	4,051	440,141
Pandora Media, Inc.	28,433	686,941
Total Internet Software & Services		3,354,847

IT Services - 1.2%
Cardtronics, Inc.	18,584	654,157
International Business Machines Corp.	17,480	3,318,228
Moneygram International, , Inc.	42,167	528,774
Total IT Services		4,501,159

Machinery - 1.7%
Agco Corp.	32,360	1,471,085
Chart Industries, Inc.	1,162	71,033
Deere & Co.	26,127	2,142,153
Joy Global, Inc.	5,000	272,700
Kubota Corp.	35,950	569,210
Lindsay Corp.	1,831	136,867
Titan International, Inc.	66,835	789,990
Valmont Industries, Inc.	6,500	877,045
Total Machinery		6,330,083

Media - 0.6%
Cablevision Systems Corp.	7,516	131,605
CBS Corp.	3,741	200,144
Cinemark Holdings, Inc.	9,935	338,187
Comcast Corp.	6,477	348,333
Discovery Communications, Inc.	7,481	282,782
Regal Entertainment Group	25,009	497,179
Twenty-First Century Fox, Inc.	12,155	416,795
Total Media		2,215,025

Metals & Mining - 0.2%
Vale SA - ADR	70,837	779,915
Oil, Gas & Consumable Fuels - 0.6%
Clean Energy Fuels Corp.	65,000	507,000
Emerge Energy Services LP	6,175	711,977
Pacific Ethanol, Inc.	6,801	94,942
Peabody Energy Corp.	25,000	309,500
REX American Resources Corp.	5,710	416,145
Valero Energy Corp.	8,100	374,787
Total Oil, Gas & Consumable Fuels		2,414,351

Personal Products - 1.5%
Avon Products, Inc.	257,867	3,249,124
Nu Skin Enterprises, Inc.	52,461	2,362,319
Total Personal Products		5,611,443

Pharmaceuticals - 0.7%
Galenica AG	1,481	1,303,380
Orexo AB	23,953	422,593
Valeant Pharmaceuticals International, Inc.	7,400	970,880
Total Pharmaceuticals		2,696,853

Real Estate Investment Trusts (REITs) - 2.2%
American Capital Agency Corp.	61,340	1,303,475
Aviv REIT, Inc.	5,858	154,358
Capstead Mortgage Corp.	11,102	135,889
Highwoods Properties, Inc.	19,718	767,030
Kimco Realty Corp.	20,240	443,459
MFA Financial, Inc.	137,204	1,067,447
Omega Healthcare Investors, Inc.	11,055	377,971
Pebblebrook Hotel Trust	18,195	679,401
Realty Income Corp.	27,800	1,133,962
Starwood Property Trust, Inc.	79,742	1,751,134
Tanger Factory Outlet Centers, Inc.	14,451	472,837
Total Real Estate Investment Trusts (REITs)		8,286,963

Semiconductors & Semiconductor Equipment - 1.2%
Applied Micro Circuits Corp.	248,505	1,739,535
GT Advanced Technologies, Inc.	44,407	480,928
Himax Technologies, Inc. - ADR	16,353	165,983
Intel Corp.	25,757	896,859
Skyworks Solutions, Inc.	16,932	982,903
Spansion, Inc.	1	23
Synaptics, Inc.	677	49,556
Trina Solar Ltd. - ADR	14,690	177,308
Total Semiconductors & Semiconductor Equipment		4,493,095

Software - 0.4%
Oracle Corp.	9,161	350,683
Red Hat, Inc.	4,466	250,766
Splunk, Inc.	13,001	719,735
Total Software		1,321,184

Specialty Retail - 1.4%
AutoNation, Inc.	12,500	628,875
Best Buy Co., Inc.	21,916	736,159
Conn's, Inc.	9,257	280,209
Five Below, , Inc.	12,725	504,037
MarineMax, Inc.	23,285	392,352
Monro Muffler Brake, Inc.	18,673	906,201
Tractor Supply Co.	28,900	1,777,639
Total Specialty Retail		5,225,472

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	8,140	820,105
Lexmark International, Inc.	12,741	541,493
SanDisk Corp.	5,103	499,839
Seagate Technology PLC	6,405	366,814
Total Technology Hardware, Storage & Peripherals		2,228,251

Textiles, Apparel & Luxury Goods - 0.7%
Carter's, Inc.	10,421	807,836
Crocs, Inc.	25,887	325,658
Ralph Lauren Corp.	5,252	865,162
Steven Madden, Ltd.	20,037	645,793
Total Textiles, Apparel & Luxury Goods		2,644,449

Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp.	21,339	558,655
People's United Financial, Inc.	102,020	1,476,229
Total Thrifts & Mortgage Finance		2,034,884

Trading Companies & Distributors - 0.2%
Titan Machinery, Inc.	55,000	714,450
TOTAL COMMON STOCKS (Proceeds $104,586,437)		$100,280,340

EXCHANGE TRADED FUNDS - 10.9%
Consumer Discretionary Select Sector SPDR Fund	9,458	630,754
Consumer Staples Select Sector SPDR Fund	30,166	1,360,788
Energy Select Sector SPDR Fund	12,760	1,156,311
Industrial Select Sector SPDR Fund	13,080	695,202
iPATH S&P 500 VIX Short-Term Futures ETN	7,636	238,014
iShares MSCI Australia ETF	42,722	1,022,765
iShares MSCI South Korea Capped ETF	11,897	719,888
iShares MSCI Taiwan ETF	41,155	628,437
Ishares MSCI Turkey ETF	22,836	1,120,791
iShares Russell 2000 ETF	18,858	2,062,122
Market Vectors Biotech ETF	16,891	1,787,743
Market Vectors Semiconductor ETF	5,064	258,720
Materials Select Sector SPDR Fund	16,268	806,730
Powershares QQQ	73,811	7,291,789
ProShares UltraPro Short Russell 2000	6,340	274,712
SPDR S&P 500 ETF Trust	69,102	13,614,476
SPDR S&P MidCap 400 ETF Trust	9,429	2,350,838

Technology Select Sector SPDR Fund	109,160	4,356,576
WisdomTree Japan Hedged Equity Fund	18,706	978,698
TOTAL EXCHANGE TRADED FUNDS (Proceeds $41,077,795)		$41,355,354

MUTUAL FUNDS - 0.3%	Shares	Value
Capital Markets - 0.3%
PennantPark Investment Corp.	107,345	1,171,134
TOTAL MUTUAL FUNDS (Proceeds $1,182,954)		$1,171,134

RIGHTS - 0.0%
SGL Carbon SE	57,000	59,755
TOTAL RIGHTS (Proceeds $68,222)		$59,755

Total Securities Sold Short (Proceeds S146,915,408) - 37.9%		$142,866,583

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Long/Short Equity
Options Written
September 30, 2014 (Unaudited)

	Contracts	Value
CALL OPTIONS
CBOE Volatility Index
Expiration: October 2014, Exercise Price: $13.00	1,000	$340,000
GT Advanced Technologies, Inc.
Expiration: October 2014, Exercise Price: $18.00	32	96
Micron Technology, Inc.
Expiration: October 2014, Exercise Price: $31.50	37	11,655
Expiration: October 2014, Exercise Price: $32.00	112	29,008
Expiration: October 2014, Exercise Price: $35.00	37	2,886
Microsoft Corp.
Expiration: October 2014, Exercise Price: $46.00	15	1,215
Total Call Options		384,860

PUT OPTIONS
Micron Technology, Inc.
Expiration: October 2014, Exercise Price: $31.50	37	999
Expiration: October 2014, Exercise Price: $32.00	112	3,472
SPDR S&P 500 ETF Trust
Expiration: October 2014, Exercise Price: $192.50	56	6,664
Total Put Options		11,135

Total Options Written (Premiums received $335,218)		$395,995

Underlying Funds Trust
Long/Short Equity
Swap Contracts
September 30, 2014 (Unaudited)

		Pay/Receive				Unrealized
		Total Return on	Termination	Financing	Notional	Appreciation/
Counterparty	Reference Entity	Reference Entity	Dates	Rate	Value	(Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	1/2/2015 - 8/3/2015	0.901%	$1,322,664	$(170,668)

BNP Paribas SA	Hermes Microvision, Inc.	Receive	1/2/2015 - 6/1/2015	0.901%	627,228	238,001

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	2/2/2015 - 6/1/2015	0.901%	843,931	(107,894)

BNP Paribas SA	King Slide Works Co. Ltd	Receive	3/2/2015 - 6/1/2015	0.901%	1,563,662	(4,532)

BNP Paribas SA	Abengoa SA	Receive	1/2/2015 - 3/2/2015	0.901%	3,327,328	(33,857)

Total Long Total Return Swap Contracts						$(78,950)

SHORT TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Standard Chartered PLC	Pay	2/2/2015 - 6/1/2015	0.088%	845,151	105,941

BNP Paribas SA	Ocado Group PLC	Pay	2/2/2015 - 6/1/2015	0.088%	1,218,037	42,904

BNP Paribas SA	Petrofac LTC	Pay	2/2/2015 - 6/1/2015	0.088%	717,152	(20,110)

Total Short Total Return Swap Contracts						$128,735

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2014 (Unaudited):

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$240,527,275	$15,974,043	(1)	$-	(3)	$256,501,318
Rights	-	170,819		-		170,819
Purchased Options	508,789	143,750		-		652,539
Money Market Funds	114,409,477	-		-		114,409,477
Total Long Investments in Securities	$355,445,541	$16,288,612		$170,819		$371,734,153

Securities Sold Short:
Common Stocks	$92,385,882	$7,894,458	(1)	$-		$100,280,340
Exchange Traded Funds	41,355,354	-		-		41,355,354
Mutual Funds	1,171,134	-		-		1,171,134
Rights	59,755	-		-		59,755
Total Securities Sold Short	$134,972,125	$7,894,458		$-		$142,866,583

Written Options	$395,995	$-		$-		$395,995

Other Financial Instruments (2)
Total Return Swap Buy Contracts	$-	$(78,950)		$-		$(78,950)
Total Return Swap Sell Contracts	-	128,735		-		128,735
Total Other Financial Instruments	$-	$49,785		$-		$49,785

Below are the transfers into or out of Levels 1 and 2 during the quarter ended September 30, 2014 (Unaudited):

	Long Securities	Securities Sold Short
Transfers into Level 1	$-	$-
Transfers out of Level 1	1,099,066	-
Net Transfers in and/(out) of Level 1	$(1,099,066)	$-

Transfers into Level 2	$1,099,066	$-
Transfers out of Level 2	-	-
Net Transfers in and/(out) of Level 2	$1,099,066	$-

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2014. See Note 2 in the Notes to Schedule of Investments.

(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Chemicals	$1,298,268	$-
Commercial Services & Supplies	475,076	-
Diversified Telecommunication Services	317,951	426,153
Electrical Equipment	-	2,361,583
Energy Equipment & Services	1,099,066	-
Health Care Equipment & Supplies	1,493,508	1,179,517
Household Durables	1,156,509	-
Internet Software & Services	1,668,895	1,632,022
Machinery	1,222,198	569,210
Media	15,815	-
Multiline Retail	2,006,569	-
Pharmaceuticals	-	1,725,973
Semiconductors & Semiconductor Equipment	2,806,337	-
Technology, Hardware, Storage & Peripherals	735,732	-
Wireless Telecommunication Services	1,678,119	-
	$15,974,043	$7,894,458

(2) Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Investments.
Transfers between levels are recognized at the end of the reporting period.

(3) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Paper & Forest Products	$-
$-

The accompanying notes are an integral part of these financial statements.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2014 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$652,539
Written Options			Written option contracts, at fair value	395,995
Swap Contracts	Unrealized gain on swap contracts	386,846	Unrealized loss on swap contracts	(337,061)
Total		$1,039,385		$58,934

The average quarterly fair value of purchased and written options during the period ended September 30, 2014 (Unaudited) were as follows:

Purchased options	$518,229
Written options	$13,405

The average quarterly notional amounts of swaps during the period ended September 30, 2014 (Unaudited) were as follows:

Swaps	$3,948,412

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Market Neutral
Schedule of Investments
September 30, 2014 (Unaudited)
	Shares	Value
COMMON STOCKS - 28.9%
Commercial Services & Supplies - 2.1%
The ADT Corp.	66,765	$2,367,487
Communications Equipment - 2.0%
Extreme Networks, Inc. (a)	41,100	196,869
F5 Networks, Inc. (a)	7,300	866,802
Infinera Corp. (a)	62,800	670,076
Palo Alto Networks, Inc. (a)	6,400	627,840
Total Communications Equipment		2,361,587

Energy Equipment & Services - 2.1%
Weatherford International PLC (a)	114,805	2,387,944
Food Products - 2.2%
TreeHouse Foods, Inc. (a)	31,795	2,559,497

Health Care Equipment & Supplies - 2.2%
Haemonetics Corp. (a)	71,305	2,489,971
Health Care Providers & Services - 2.2%
VCA, Inc. (a)	64,945	2,554,287
Health Care Technology - 0.1%
Vocera Communications, Inc. (a)	12,400	100,068
Internet & Catalog Retail - 1.5%
HomeAway, Inc. (a)	12,300	436,650
Shutterfly, Inc. (a)	26,000	1,267,240
Total Internet & Catalog Retail		1,703,890

Internet Software & Services - 2.6%
Carbonite, Inc. (a)	22,000	225,280
Equinix, Inc. (a)	3,900	828,672
Move, Inc. (a)	41,000	859,360
Pandora Media, Inc. (a)	8,000	193,280
Twitter, Inc. (a)	5,200	268,216
VeriSign, Inc. (a)	11,700	644,904
Total Internet Software & Services		3,019,712

Machinery - 2.2%
Harsco Corp.	118,390	2,534,730
Real Estate Investment Trusts (REITs) - 0.3%
Crown Castle International Corp.	3,900	314,067
Semiconductors & Semiconductor Equipment - 2.7%
Inphi Corp. (a)	9,600	138,048
Mellanox Technologies Ltd. (a)	5,700	255,759
Pixelworks, Inc. (a)	52,700	340,442
Rambus, Inc. (a)	69,800	871,104
Silicon Motion Technology Corp. - ADR	14,200	382,548
Tessera Technologies, Inc.	41,900	1,113,702
Total Semiconductors & Semiconductor Equipment		3,101,603

Software - 3.8%
CA, Inc.	81,295	2,271,382

Infoblox, Inc. (a)	51,900	765,525
Qualys, Inc. (a)	12,700	337,820
TIBCO Software, Inc. (a)	10,000	236,300
TiVo, Inc. (a)	54,400	696,048
Total Software		4,307,075

Specialty Retail - 2.3%
Sally Beauty Holdings, Inc. (a)	97,140	2,658,722
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	4,550	458,412
QLogic Corp. (a)	21,500	196,940
Total Technology Hardware, Storage & Peripherals		655,352

TOTAL COMMON STOCKS (Cost $31,334,763)		$33,115,992

CONVERTIBLE PREFERRED STOCKS - 1.5%
Real Estate Investment Trusts (REITs) - 1.0%
Crown Castle International Corp., 4.500%	11,095	1,166,972
Food Products - 0.5%
Tyson Foods, Inc., 4.75% (a)	11,080	557,989
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,669,690)		$1,724,961

PREFERRED STOCKS - 0.7%
Road & Rail - 0.7%
Genesee & Wyoming, Inc., 5.00%	6,400	795,584
TOTAL PREFERRED STOCKS (Cost $793,085)		$795,584

	Principal
	Amount
CONVERTIBLE BONDS - 44.9%
Air Freight & Logistics - 1.0%
UTi Worldwide, Inc.
4.500%, 03/01/2019 (b)	$1,085,000	1,154,847
Airlines - 1.0%
Continental Airlines, Inc.
4.500%, 01/15/2015	470,000	1,163,544
Automobiles - 1.0%
Tesla Motors, Inc.
1.250%, 03/01/2021	1,155,000	1,097,250
Biotechnology - 2.9%
Clovis Oncology, Inc.
2.500%, 09/15/2021 (Acquired 09/04/2014 through 09/08/2014, Cost $413,937) (b)	410,000	423,325
Incyte Corp. Ltd.
1.250%, 11/15/2020 (Acquired 12/03/2013 through 04/21/2014, Cost $639,077) (b)	555,000	673,978
Medivation, Inc.
2.625%, 04/01/2017	940,000	1,833,000
Orexigen Therapeutics, Inc.
2.750%, 12/01/2020 (Acquired 04/14/2014 through 04/15/2014, Cost $437,034) (b)	445,000	400,222
Total Biotechnology		3,330,525

Capital Markets - 0.4%
Cowen Group, Inc.
3.000%, 03/15/2019 (Acquired 05/12/2014 through 07/17/2014, Cost $532,198) (b)	505,000	500,266
Communications Equipment - 1.4%
Ciena Corp.
4.000%, 12/15/2020	1,010,000	1,208,844

Palo Alto Networks, Inc.
0.000%, 07/01/2019 (Acquired 06/25/2014, Cost $341,191) (b)	340,000	377,400
Total Communications Equipment		1,586,244

Consumer Finance - 0.6%
Portfolio Recovery Associates, Inc.
3.000%, 08/01/2020 (Acquired 08/08/2013 through 03/25/2014, Cost $746,785) (b)	610,000	660,706
Electrical Equipment - 0.6%
Solarcity Corp.
1.625%, 11/01/2019 (Acquired 09/25/2014, Cost $215,000) (b)	215,000	207,072
SolarCity Corp.
2.750%, 11/01/2018	395,000	472,025
Total Electrical Equipment		679,097

Energy Equipment & Services - 1.6%
Bristow Group, Inc.
3.000%, 06/15/2038	570,000	613,462
Hornbeck Offshore Services, Inc.
1.500%, 09/01/2019	1,200,000	1,174,500
Total Energy Equipment & Services		1,787,962

Health Care Equipment & Supplies - 0.6%
Insulet Corp.
2.000%, 06/15/2019	515,000	549,119
Spectranetics Corp.
2.625%, 06/01/2034	145,000	162,762
Total Health Care Equipment & Supplies		711,881

Health Care Providers & Services - 0.4%
Brookdale Senior Living, Inc.
2.750%, 06/15/2018	395,000	508,316
Health Care Technology - 0.4%
Medidata Solutions, Inc.
1.000%, 08/01/2018	475,000	510,625
Hotels, Restaurants & Leisure - 0.8%
MGM Resorts International
4.250%, 04/15/2015	707,000	890,378
Household Durables - 0.9%
Jarden Corp.
1.875%, 09/15/2018	300,000	409,875
Lennar Corp.
2.750%, 12/15/2020 (Acquired 08/19/2014, Cost $602,980) (b)	340,000	601,800
Total Household Durables		1,011,675

Internet & Catalog Retail - 0.8%
The Priceline Group, Inc.
1.000%, 03/15/2018	680,000	915,025
Internet Software & Services - 4.5%
Akamai Technologies, Inc.
0.000%, 02/15/2019 (Acquired 02/14/2014 through 05/09/2014, Cost $549,183) (b)	555,000	556,041
Qihoo 360 Technology Co. Ltd.
2.500%, 09/15/2018 (Acquired 10/18/2013 through 09/11/2014, Cost $829,938) (b)	740,000	730,287
SINA Corp.
1.000%, 12/01/2018 (Acquired 11/21/2013 through 06/19/2014, Cost $888,181) (b)	925,000	851,578
Trulia, Inc.
2.750%, 12/15/2020 (Acquired 03/20/2014 through 06/05/2014, Cost $534,389) (b)	450,000	681,750

Twitter, Inc.
1.000%, 09/15/2021 (Acquired 09/12/2014 through 09/24/2014, Cost $268,875) (b)	270,000	264,094
WebMD Health Corp.
1.500%, 12/01/2020 (Acquired 01/23/2014 through 04/17/2014, Cost $1,216,774) (b)	1,110,000	1,121,794
Yahoo!, Inc.
0.000%, 12/01/2018 (Acquired 11/21/2013 through 03/24/2014, Cost $892,359) (b)	875,000	909,453
Total Internet Software & Services		5,114,997

Life Sciences Tools & Services - 0.6%
Illumina, Inc.
0.000%, 06/15/2019 (Acquired 06/06/2014 through 06/16/2014, Cost $679,851) (b)	675,000	695,250
Machinery - 2.4%
Greenbrier Cos., Inc.
3.500%, 04/01/2018	300,000	607,125
Meritor, Inc.
7.875%, 03/01/2026	360,000	520,425
Navistar International Corp.
4.750%, 04/15/2019 (Acquired 03/19/2014 through 04/17/2014, Cost $953,094) (b)	950,000	950,593
Trinity Industries, Inc.
3.875%, 06/01/2036	335,000	650,319
Total Machinery		2,728,462

Media - 1.7%
Liberty Interactive LLC
0.750%, 03/30/2043	660,000	874,087
Live Nation Entertainment, Inc.
2.500%, 05/15/2019 (Acquired 05/20/2014 through 06/05/2014, Cost $1,058,285) (b)	1,020,000	1,052,513
Total Media		1,926,600

Metals & Mining - 1.8%
Kaiser Aluminum Corp.
4.500%, 04/01/2015	595,000	947,181
RTI International Metals, Inc.
1.625%, 10/15/2019	1,205,000	1,152,281
Total Metals & Mining		2,099,462

Oil, Gas & Consumable Fuels - 4.5%
Chesapeake Energy Corp.
2.500%, 05/15/2037	1,350,000	1,360,969
Cobalt International Energy, Inc.
2.625%, 12/01/2019	940,000	778,437
Emerald Oil, Inc.
2.000%, 04/01/2019 (Acquired 03/19/2014, Cost $411,444) (b)	400,000	371,250
Energy XXI Bermuda Ltd.
3.000%, 12/15/2018 (Acquired 08/15/2014 through 09/09/2014, Cost $821,619) (b)	835,000	681,569
Goodrich Petroleum Corp.
5.000%, 10/01/2032	275,000	290,297
PDC Energy, Inc.
3.250%, 05/15/2016 (Acquired 11/16/2012 through 05/12/2014, Cost $911,130) (b)	710,000	941,637
Scorpio Tankers, Inc.
2.375%, 07/01/2019 (Acquired 07/22/2014 through 07/25/2014, Cost $541,251) (b)	520,000	501,150
Solazyme, Inc.
5.000%, 10/01/2019	245,000	220,347
Total Oil, Gas & Consumable Fuels		5,145,656

Pharmaceuticals - 2.7%
Jazz Investments I Ltd
1.875%, 08/15/2021 (b)	535,000	590,507
Depomed, Inc.
2.500%, 09/01/2021	410,000	432,806
Horizon Pharma, Inc.
5.000%, 11/15/2018 (Acquired 07/31/2014 through 08/05/2014, Cost $689,112) (b)	400,000	966,000
Salix Pharmaceuticals Ltd.
1.500%, 03/15/2019	440,000	1,064,250
Total Pharmaceuticals		3,053,563

Real Estate Investment Trusts (REITs) - 0.9%
iStar Financial, Inc.
3.000%, 11/15/2016	810,000	1,021,613
Semiconductors & Semiconductor Equipment - 3.3%
Intel Corp.
3.250%, 08/01/2039	535,000	897,128
NVIDIA Corp.
1.000%, 12/01/2018 (Acquired 01/10/2014 through 04/17/2014, Cost $1,080,488) (b)	1,015,000	1,112,060
Spansion Llc
2.000%, 09/01/2020	185,000	322,941
SunEdison, Inc.
2.000%, 10/01/2018 (Acquired 01/10/2014 through 05/09/2014, Cost $457,792) (b)	370,000	538,350
SunPower Corp.
0.750%, 06/01/2018	595,000	879,484
Total Semiconductors & Semiconductor Equipment		3,749,963

Software - 5.6%
Electronic Arts, Inc.
0.750%, 07/15/2016	675,000	832,359
EnerNOC, Inc.
2.250%, 08/15/2019 (Acquired 08/26/2014, Cost $316,597) (b)	315,000	295,312
Proofpoint, Inc.
1.250%, 12/15/2018 (Acquired 01/03/2014 through 04/17/2014, Cost $852,612) (b)	745,000	876,772
salesforce.com, Inc.
0.250%, 04/01/2018	1,105,000	1,232,075
ServiceNow, Inc.
0.000%, 11/01/2018 (Acquired 04/02/2014 through 04/17/2014, Cost $1,126,485) (b)	1,095,000	1,151,803
Synchronoss Technologies, Inc.
0.750%, 08/15/2019	540,000	594,338
Take-Two Interactive Software, Inc.
1.000%, 07/01/2018	470,000	579,863
Workday, Inc.
0.750%, 07/15/2018	745,000	889,809
Total Software		6,452,331

Technology Hardware, Storage & Peripherals - 1.6%
Electronics For Imaging, Inc.
0.750%, 09/01/2019 (Acquired 09/04/2014 through 09/16/2014, Cost $699,262) (b)	685,000	691,850
SanDisk Corp.
0.500%, 10/15/2020 (Acquired 10/24/2013 through 05/09/2014, Cost $975,414) (b)	924,000	1,105,912
Total Technology Hardware, Storage & Peripherals		1,797,762

Trading Companies & Distributors - 0.9%
Air Lease Corp.
3.875%, 12/01/2018	785,000	1,065,147
TOTAL CONVERTIBLE BONDS (Cost $49,513,939)		$51,359,147

PURCHASED OPTIONS - 0.1%
	Contracts
Call Options - 0.1%
Air Methods Corp.
Expiration October 2014, Exercise Price: $60.00	76	1,900
Aruba Networkds, Inc.
Expiration October 2014, Exercise Price: $24.00	75	937
AVG Technologies NV
Expiration October 2014, Exercise Price: $20.00	229	1,717
BroadSoft, Inc.
Expiration October 2014, Exercise Price: $25.00	134	1,340
CalAmp Corp.
Expiration October 2014, Exercise Price: $22.50	142	2,130
CommVault Systems, Inc.
Expiration October 2014, Exercise Price: $60.00	61	610
Dreamworks Animation Skg, Inc.
Expiration October 2014, Exercise Price: $25.00	66	19,140
eBay, Inc.
Expiration October 2014, Exercise Price: $58.50	36	2,916
Finisar Corp.
Expiration October 2014, Exercise Price: $20.00	172	516
Hewlett-Packard Co.
Expiration October 2014, Exercise Price: $39.00	112	1,232
Informatica Corp.
Expiration October 2014, Exercise Price: $37.50	64	640
Juniper Networks, Inc.
Expiration October 2014, Exercise Price: $24.00	127	762
LogMeIn, Inc.
Expiration October 2014, Exercise Price: $50.00	100	2,500
Mindray Medical International Ltd.
Expiration October 2014, Exercise Price: $35.00	159	1,193
Move, Inc.
Expiration November 2014, Exercise Price: $22.50	150	1,500
QUALCOMM, Inc.
Expiration October 2014, Exercise Price: $77.50	13	247
Red Hat, Inc.
Expiration October 2014, Exercise Price: $60.00	65	1,105
Rovi Corp.
Expiration October 2014, Exercise Price: $22.50	101	1,010
SanDisk Corp.
Expiration: October 2014, Exercise Price: $110.00	21	189
Shutterfly, Inc.
Expiration October 2014, Exercise Price: $57.50	40	900
Silicon Motion Technology Corp.
Expiration October 2014, Exercise Price: $30.00	75	1,125
Teradata Corp.
Expiration October 2014, Exercise Price: $47.50	57	713
Total Call Options		44,322

TOTAL PURCHASED OPTIONS (Cost $62,271)		$44,322

MONEY MARKET FUNDS - 20.5%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class
0.06% (d)	23,455,808	23,455,808
TOTAL MONEY MARKET FUNDS (Cost $23,455,808)		$23,455,808
Total Investments (Cost $106,280,306) - 96.6%		110,495,814

Other Assets in Excess of Liabilities - 3.4%		3,907,866
TOTAL NET ASSETS - 100.0%		$114,403,680

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2014, the market value of these securities total $22,637,173 which represents 19.8% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at September 30, 2014.
(d)	Variable Rate Security. The rate shown is the seven day yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Market Neutral
Securities Sold Short
September 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 44.3%
Aerospace & Defense - 0.1%
American Science & Engineering, Inc.	1,700	$94,146
The KEYW Holding Corp.	4,400	48,708
Total Aerospace & Defense		142,854
Air Freight & Logistics - 0.4%
UTi Worldwide, Inc.	43,220	459,429
Airlines - 1.0%
United Continental Holdings, Inc.	24,520	1,147,291
Automobiles - 0.3%
Tesla Motors, Inc.	1,435	348,246
Biotechnology - 1.7%
Clovis Oncology, Inc.	3,500	158,760
Incyte Corp.	7,170	351,688
Medivation, Inc.	12,850	1,270,480
Orexigen Therapeutics, Inc.	32,600	138,876
Total Biotechnology		1,919,804

Building Products - 3.1%
American Woodmark Corp.	45,755	1,686,529
Ply Gem Holdings, Inc.	166,460	1,804,427
Total Building Products		3,490,956

Capital Markets - 0.1%
Cowen Group Inc New	41,700	156,375
Chemicals - 1.5%
Rayonier Advanced Materials, Inc.	53,280	1,753,445
Commercial Services & Supplies - 2.7%
Brady Corp.	51,910	1,164,860
West Corp.	64,845	1,910,334
Total Commercial Services & Supplies		3,075,194

Communications Equipment - 1.7%
Alcatel-Lucent - ADR	82,300	249,369
ARRIS Group, Inc.	3,400	96,407
Black Box Corp.	1,300	30,316
CalAmp Corp.	14,200	250,204
Ciena Corp.	36,020	602,254
Finisar Corp.	10,000	166,300
Juniper Networks, Inc.	12,700	281,305
Palo Alto Networks, Inc.	1,850	181,485
Zhone Technologies, Inc.	16,000	43,200
Total Communications Equipment		1,900,840

Consumer Finance - 0.2%
Portfolio Recovery Associates, Inc.	3,710	193,773
Diversified Consumer Services - 1.6%
Regis Corp.	111,514	1,779,763

Diversified Telecommunication Services - 0.2%
inContact, Inc.	21,900	190,420
Electrical Equipment - 0.2%
SolarCity Corp.	4,540	270,584
Energy Equipment & Services - 0.5%
Bristow Group, Inc.	4,615	310,128
Hornbeck Offshore Services, Inc.	8,900	291,297
Total Energy Equipment & Services		601,425

Food Products - 1.7%
Sanderson Farms, Inc.	17,240	1,516,258
Tyson Foods, Inc.	9,910	390,157
Total Food Products		1,906,415

Health Care Equipment & Supplies - 1.9%
IDEXX Laboratories, Inc.	13,210	1,556,534
Insulet Corp.	4,470	164,720
Mindray Medical International Ltd. - ADR	15,900	479,544
Spectranetics Corp.	725	19,263
Total Health Care Equipment & Supplies		2,220,061

Health Care Providers & Services - 3.6%
Air Methods Corp.	5,000	277,750
Brookdale Senior Living, Inc.	8,080	260,338
Chemed Corp.	16,835	1,732,321
The Providence Service Corp.	39,215	1,897,222
Total Health Care Providers & Services		4,167,631

Health Care Technology - 0.2%
Medidata Solutions, Inc.	4,910	217,464
Hotels, Restaurants & Leisure - 0.5%
MGM Resorts International	26,640	606,859
Household Durables - 0.7%
Jarden Corp	5,400	324,594
Lennar Corp.	13,615	528,670
Total Household Durables		853,264

Internet & Catalog Retail - 0.6%
RetailMeNot, Inc.	2,900	46,864
The Priceline Group, Inc.	500	579,290
Total Internet & Catalog Retail		626,154

Internet Software & Services - 2.2%
Akamai Technologies, Inc.	2,760	165,048
Amber Road, Inc.	14,300	247,962
Angie's List, Inc.	9,800	62,426
Benefitfocus, Inc.	1,300	35,022
E2open, Inc.	2,300	21,413
Five9, Inc.	20,100	131,454
Perficient, Inc	3,400	50,966

Perion Network Ltd	7,700	42,812
Qihoo 360 Technology Co. Ltd. - ADR	3,325	224,338
SINA Corp.	1,002	41,222
Trulia, Inc.	10,010	489,489
Twitter, Inc.	1,400	72,212
WebMD Health Corp.	14,080	588,685
Yahoo!, Inc.	7,300	297,475
Zillow, Inc.	800	92,792
Total Internet Software & Services		2,563,316

IT Services - 0.5%
CSG Systems International, Inc.	3,800	99,864
Sapient Corp.	13,500	189,000
Teradata Corp.	5,700	238,944
Total IT Services		527,808

Life Sciences Tools & Services - 0.2%
Illumina, Inc.	1,115	182,771
Machinery - 1.1%
Greenbrier Cos., Inc.	6,300	462,294
Meritor, Inc.	16,500	179,025
Navistar International Corp.	4,470	147,108
Trinity Industries, Inc.	10,600	495,232
Total Machinery		1,283,659

Media - 0.6%
Comcast Corp.	4,160	223,725
DreamWorks Animation SKG, Inc.	6,600	179,982
Live Nation Entertainment, Inc.	12,580	302,171
Total Media		705,878

Metals & Mining - 0.8%
Kaiser Aluminum Corp.	7,860	599,089
RTI International Metals, Inc.	10,360	255,478
Total Metals & Mining		854,567

Oil, Gas & Consumable Fuels - 0.9%
Chesapeake Energy Corp.	1,918	44,095
Cobalt International Energy, Inc.	7,920	107,712
Emerald Oil, Inc.	18,235	112,145
Energy XXI Bermuda Ltd.	4,140	46,989
Goodrich Petroleum Corp.	2,150	31,863
PDC Energy, Inc.	10,045	505,163
Scorpio Tankers, Inc.	21,320	177,169
Solazyme, Inc.	7,740	57,741
Total Oil, Gas & Consumable Fuels		1,082,877

Pharmaceuticals - 1.6%
Depomed, Inc.	4,925	74,811
Horizon Pharma Plc	44,710	549,039
Jazz Pharmaceuticals PLC	1,845	296,233
Salix Pharmaceuticals Ltd.	5,860	915,566
Total Pharmaceuticals		1,835,649

Professional Services - 0.1%
WageWorks, Inc.	2,200	100,166
Real Estate Investment Trusts (REITs) - 1.0%
Crown Castle International Corp.	6,655	535,927
iStar Financial, Inc.	41,280	557,280
Total Real Estate Investment Trusts (REITs)		1,093,207

Road & Rail - 0.4%
Genesee & Wyoming, Inc.	5,185	494,182
Semiconductors & Semiconductor Equipment - 2.7%
Applied Micro Circuits Corp.	11,700	81,900
Audience, Inc.	5,800	42,920
Cree, Inc.	1,000	40,950
Intel Corp.	20,900	727,738
Montage Technology Group Ltd.	9,600	200,544
NVIDIA Corp.	37,720	695,934
QuickLogic Corp.	11,800	35,282
Silicon Laboratories, Inc.	2,400	97,536
Spansion, Inc.	8,960	204,198
SunEdison, Inc.	18,960	357,965
SunPower Corp.	17,890	606,113
Total Semiconductors & Semiconductor Equipment		3,091,080

Software - 4.5%
A10 Networks, Inc.	4,700	42,817
AVG Technologies NV	22,900	379,682
BroadSoft, Inc.	13,400	281,936
CommVault Systems, Inc.	6,100	307,440
Ebix, Inc.	9,000	127,620
Electronic Arts, Inc.	12,760	454,384
EnerNOC, Inc.	7,755	131,525
FleetMatics Group PLC	1,300	39,650
Imperva, Inc.	2,600	74,698
Mitek Systems, Inc.	12,700	30,607
NQ Mobile, Inc. - ADR	9,700	67,609
Oracle Corp.	5,400	206,712
Proofpoint, Inc.	12,030	446,794
Rovi Corp.	10,100	199,424
salesforce.com, Inc.	6,820	392,355
ServiceNow, Inc.	8,500	499,630
Synchronoss Technologies, Inc.	7,105	325,267
Take-Two Interactive Software, Inc.	16,385	378,002
Tangoe, Inc.	19,100	258,805
Workday, Inc.	5,820	480,150
Total Software		5,125,107

Specialty Retail - 1.3%
The Cato Corp.	44,345	1,528,129
Technology Hardware, Storage & Peripherals - 1.3%
Electronics for Imaging, Inc.	7,220	318,908
Hewlett-Packard Co.	11,200	397,264
SanDisk Corp.	8,035	787,028
Total Technology Hardware, Storage & Peripherals		1,503,200

Trading Companies & Distributors - 0.6%
Air Lease Corp.	19,520	634,400
TOTAL COMMON STOCKS (Proceeds $49,391,452)		$50,634,243

EXCHANGE TRADED FUNDS - 0.2%
iShares 20+ Year Treasury Bond ETF	2,255	262,189
TOTAL EXCHANGE TRADED FUNDS (Proceeds $252,631)		$262,189
	Principal
	Amount
CORPORATE BONDS - 0.0%
Capital Markets - 0.0%
GAMCO Investors, Inc.
0.000%, 12/31/2015	$3,093	2,942
TOTAL CORPORATE BONDS (Proceeds $3,093)		$2,942

Total Securities Sold Short (Proceeds $49,647,176) - 44.5%		$50,899,374

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

The average quarterly market value of purchased and written options during the period ended September 30, 2014 (Unaudited) were as follows:

Purchased options	$13,944
Written options	$-

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2014 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$33,115,992	$-	$-	$33,115,992
Convertible Preferred Stocks	1,724,961	-	-	1,724,961
Preferred Stocks	795,584	-	-	795,584
Convertible Bonds	-	51,359,147	-	51,359,147
Purchased Options	32,908	11,414	-	44,322
Money Market Funds	23,455,808	-	-	23,455,808
Total Long Investments in Securities	$59,125,253	$51,370,561	$-	$110,495,814

Securities Sold Short:
Common Stocks	$50,634,243	$-	$-	$50,634,243
Exchange Traded Funds	262,189	-	-	262,189
Corporate Bonds	-	2,942	-	2,942
Total Securities Sold Short	$50,896,432	$2,942	$-	$50,899,374

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Schedule of Investments
September 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 4.1%
Automobiles - 0.2%
Motors Liquidation Co. (a)	62,485	$1,527,758
Banks - 0.6%
Bank of Cyprus PCL (a)(b)	6,043,632	1,832,028
CIT Group, Inc.	24,082	1,106,809
Co-Operative Bank PLC (a)	506,510	2,314,542
RA Holding Corp. (a)(b)	305	0
Total Banks		5,253,379

Building Products - 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0) (a)(b)(e)	2,804	0
Chemicals - 0.2%
LyondellBasell Industries NV	11,199	1,216,884
Rockwood Holdings, Inc.	10,556	807,006
Total Chemicals		2,023,890

Diversified Consumer Services - 0.5%
Cengage Learning Holdings II LP (a)	106,899	3,340,594
Diversified Financial Services - 0.1%
EME Reorganization Trust	8,959,000	1,232,758
Diversified Telecommunication Services - 0.5%
FairPoint Communications, Inc. (a)	85,563	1,297,991
Globalstar, Inc. (a)	676,675	2,476,631
Intelsat SA (a)	38,432	658,724
Total Diversified Telecommunication Services		4,433,346

Industrial Conglomerates - 0.0%
CEVA Holdings LLC (a)	210	259,875
Insurance - 0.1%
Ambac Financial Group, Inc. (a)	24,469	540,765
Syncora Holdings Ltd. (a)	44,688	88,482
Total Insurance		629,247

Internet & Catalog Retail - 0.0%
Travelport Worldwide Ltd. (a)	24,236	398,925
Machinery - 0.1%
Xerium Technologies, Inc. (a)	49,978	730,179
Media - 1.2%
Cablevision Systems Corp.	23,671	414,479
DISH Network Corp. (a)	37,581	2,426,981
Gray Television, Inc. (a)	98,091	772,957
Journal Communications, Inc. (a)	114,525	965,446
Loral Space & Communications, Inc. (a)	36,195	2,599,163
Nexstar Broadcasting Group, Inc.	7,910	319,722
Sinclair Broadcast Group, Inc.	11,109	289,834
Tribune Media Co. (a)	48,539	3,193,866
Total Media		10,982,448

Oil, Gas & Consumable Fuels - 0.0%
Sprott Resource Corp. (a)	301	747
Transportation Infrastructure - 0.6%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,446) (a)(b)(e)	9,420	2,133,152
Macquarie Infrastructure Co. LLC	42,687	2,847,222
Total Transportation Infrastructure		4,980,374

TOTAL COMMON STOCKS (Cost $33,297,519)		$35,793,520

CONVERTIBLE PREFERRED STOCKS - 0.4%
Industrial Conglomerates - 0.4%
CEVA Holdings LLC A-1, 0.000% (a)(c)	775	1,278,750
CEVA Holdings LLC A-2, 0.000% (a)(c)	1,790	2,215,125
Total Industrial Conglomerates		3,493,875

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,078,751)		$3,493,875

PREFERRED STOCKS - 0.8%
Airlines - 0.5%
SAS AB, 12.660%	69,005	4,016,366
Banks - 0.3%
HSBC USA, Inc., 0.990%, (c)	120,731	2,645,216
RA Holding Corp., 0.000% (a)	8,959	223,975
Total Banks		2,869,191

Building Products - 0.0%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916) (a)(b)(e)	3,115	122,570
TOTAL PREFERRED STOCKS (Cost $8,547,267)		$7,008,127

	Principal
	Amount
ASSET BACKED SECURITIES - 2.3%
ACE Securities Corp Home Equity Loan Trust
Series 2006-ASAP5, Class A2C, 0.335%, 10/25/2036 (c)	$575,602	310,089
American Airlines Pass Through Trust
Series 2011-1, Class A, 5.250%, 07/31/2022	172,585	186,565
Series 2013-2, 4.950%, 07/15/2024	1,840,738	1,974,191
Series 2014-1, 3.700%, 04/01/2028	425,000	426,594
American Homes 4 Rent
Series 2014-SFR1, Class F, 3.500%, 06/19/2031 (Acquired 08/04/2014, Cost $481,250) (c)(d)	500,000	485,452
American Homes 4 Rent Trust
Series 2014-SFR2 D, 5.149%, 10/17/2036 (Acquired 09/10/2014, Cost $564,973) (d)	565,000	565,336
Series 2014-SFR2 E, 6.231%, 10/17/2036 (Acquired 09/10/2014, Cost $679,956) (d)	680,000	680,864
American Residential Property Trust
Series 2014-SFR1, 4.074%, 09/18/2031 (Acquired 08/15/2014, Cost $1,280,322) (c)(d)	1,300,000	1,286,758
Bear Stearns Asset Backed Securities Trust
Series 2007-HE4, Class 1A1, 0.275%, 05/25/2031 (c)	28,886	30,406
British Airways PLC
Series 2013-1, Class B, 5.625%, 12/20/2021 (Acquired 06/25/2013, Cost $340,740) (d)	340,740	362,888
Series 2013-1, Class A, 4.625%, 12/20/2025 (Acquired 06/25/2013, Cost $690,103) (d)	690,103	728,059
Colony American Homes
Series 2014-1A, Class E, 3.050%, 05/19/2031 (Acquired 04/02/2014, Cost $2,732,116) (c)(d)	2,825,000	2,667,449
Series 2014-2A, Class D, 2.504%, 07/17/2031 (Acquired 06/19/2014, Cost $860,000) (c)(d)	860,000	845,851
Series 2014-2A, Class E, 3.354%, 07/17/2031 (Acquired 06/19/2014, Cost $1,000,000) (c)(d)	1,000,000	959,164
Continental Airlines Pass Through Certificates
Series A, Class A, 4.000%, 04/29/2026	194,328	198,700
Countrywide Asset-Backed Certificates
Series 2005-1, Class AF6, 5.030%, 06/25/2035 (c)	144,327	147,043
Delta Air Lines Pass Through Trust
Series 2010-2, Class A, 4.950%, 11/23/2020	217,530	233,845
Hawaiian Airlines Pass Through Certificates
Series 2013-1, Class B, 4.950%, 07/15/2023	740,000	728,900
Indymac Manufactured Housing Contract
Series 1998-2, Class A4, 6.640%, 12/25/2027	33,867	33,712
Invitation Homes Trust
Series 2013-SFR1 E, 2.900%, 12/19/2030 (Acquired 08/12/2014, Cost $949,624) (c)(d)	1,000,000	942,857
Series 2014-SFR1, Class F, 3.904%, 06/19/2031 (Acquired 05/22/2014 through 08/21/2014, Cost $1,970,000) (c)(d)	2,000,000	1,966,447
Series 2014-SFR2 E, 3.564%, 09/18/2031 (Acquired 08/04/2014, Cost $1,458,914) (c)(d)	1,500,000	1,439,972

Progress Residential Trust
Series 2014-SFR1, 4.404%, 10/17/2031 (Acquired 09/18/2014, Cost $415,000) (b)(c)(d)	415,000	417,221
Securitized Asset Backed Receivables LLC
Series 2005-FR3, Class M1, 0.860%, 04/25/2035 (c)	52,921	52,258
Specialty Underwriting & Residential Finance Trust
Series 2005-AB1, Class M2, 0.605%, 03/25/2036 (c)	550,000	471,301
Structured Asset Securities Corp.
Series 2005-WF3, Class B1, 2.655%, 07/25/2035 (Acquired 06/24/2010, Cost, Cost $50,818) (c)(e)	106,817	8,527
U.S. Airways Pass Through Trust
Series 2010-1, Class A, 6.250%, 04/22/2023	403,162	454,565
Series 2011-1, Class A, 7.125%, 04/22/2025	97,328	112,900
Series 2012-2, Class A, 4.625%, 12/03/2026	258,095	269,065
United Airlines Pass Through Trust
Series B, Class B, 4.750%, 10/11/2023	750,000	759,000
Series A, Class A, 4.300%, 02/15/2027	375,000	391,875
TOTAL ASSET BACKED SECURITIES (Cost $19,968,997)		$20,137,854

MORTGAGE BACKED SECURITIES - 10.0%
Air Canada Pass Through Trust
Series 2013-1, Class B, 5.375%, 11/15/2022 (Acquired 04/24/2013, Cost $644,263) (d)	644,263	660,370
Series 2013-1, Class A, 4.125%, 11/15/2026 (Acquired 04/24/2013, Cost $327,011) (d)	327,011	330,690
Banc of America Alternative Loan Trust
Series 2006-3, Class 2CB1, 6.000%, 04/25/2036 (g)	176,094	151,436
BB-UBS Trust
Series 2012-TFT, Class D, 3.584%, 06/07/2030 (Acquired 05/15/2014 through 07/21/2014, Cost $687,458) (c)(d)	740,000	683,413
Bear Stearns Alt-A Trust
Series 2006-2, Class 11A1, 0.595%, 04/25/2036 (c)	700,381	513,012
Series 2006-6, Class 31A1, 2.641%, 11/25/2036 (c)	179,687	130,797
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class AJ, 5.644%, 12/11/2040 (c)	900,000	886,724
Series 2006-T24, Class AJ, 5.598%, 10/12/2041 (c)	2,528,000	2,548,323
Capmark Mortgage Securities, Inc.
Series 1997-C1, Class X, 1.483%, 07/15/2029 (c)	16,934,035	562,820
CD Mortgage Trust
Series TR, 5.566%, 01/15/2046 (c)	27,000	25,291
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A1, 0.475%, 03/25/2035 (c)	570,532	544,534
Comm Mortgage Trust
Series 2005-LP5, Class XC, 0.434%, 05/10/2043 (Acquired 05/12/2014, Cost $318,210) (c)(d)	94,574,251	190,094
Series 2006-C8, Class AJ, 5.377%, 12/10/2046	3,490,000	3,486,039
Series 2014-UBS4, 4.843%, 08/12/2047 (Acquired 07/23/2014 through 09/16/2014, Cost $1,859,449) (d)	2,000,000	1,793,562
Countrywide Alternative Loan Trust
Series 2005-17, Class 1A1, 0.415%, 07/25/2035 (c)	1,306,776	1,133,371
Series 2005-59, Class 1A1, 0.486%, 11/20/2035 (c)	427,765	348,873
Series 2005-56, Class 1A1, 0.885%, 11/25/2035 (c)	500,561	432,547
Series 2006-HY11, Class A1, 0.275%, 06/25/2036 (c)	2,486,608	2,098,819
Series 2006-24CB, Class A22, 6.000%, 08/25/2036 (g)	400,172	358,256
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-25, Class 1A3, 0.515%, 02/25/2035 (c)	459,839	411,394
Series 2005-2, Class 2A3, 0.495%, 03/25/2035 (c)	275,102	242,140
Series 2005-HYB9, Class 1A1, 2.319%, 02/20/2036 (c)(g)	334,028	277,444
Series 2006-3, Class 3A1, 0.405%, 02/25/2036 (c)	386,943	335,346
Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Class AJ, 5.373%, 12/15/2039	6,850,000	6,592,043
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class AX, 0.961%, 01/15/2037 (Acquired 05/16/2014, Cost $305,404) (c)(d)	11,379,912	318,706
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2005-5, Class 2A4, 5.500%, 11/25/2035 (g)	467,042	378,022
Series 2007-AR1, Class A2, 0.335%, 01/25/2047 (c)	747,366	464,874
Series 2007-OA2, Class A1, 0.887%, 04/25/2047 (c)	2,647,708	2,354,011
Fannie Mae Connecticut Avenue Securities
Series 2013-C01, Class M2, 5.405%, 10/25/2023 (c)(d)	2,795,000	3,157,008

Series 2014-C01, Class M2, 4.555%, 01/25/2024 (c)(d)	800,000	858,630
Series 2014-C02, Class 1M2, 2.755%, 05/25/2024 (c)	875,000	804,004
Series 2014-C02, Class 2M2, 2.755%, 05/25/2024 (c)(d)	925,000	857,116
Series 2014-C03, 3.055%, 07/25/2024 (c)	700,000	658,021
Series 2014-C03, 3.155%, 07/25/2024 (c)(d)	2,450,000	2,316,365
Fannie Mae Interest Strip
Series 343, Pool #FNS343, Class 2, 4.500%, 10/01/2033	53,108	8,523
Fannie Mae REMICS
Series 2011-69, Class AI, 5.000%, 05/25/2018	504,939	30,933
Series 2010-105, Class IO, 5.000%, 08/25/2020	309,182	26,333
Series 2011-124, Class IC, 3.500%, 09/25/2021	348,794	25,405
Series 2008-86, Class IO, 4.500%, 03/25/2023	90,357	5,372
Series 2010-37, Class GI, 5.000%, 04/25/2025	259,182	14,381
Series 2010-121, Class IO, 5.000%, 10/25/2025	180,960	13,145
Series 2011-88, Class WI, 3.500%, 09/25/2026	347,900	45,008
Series 2008-87, Class AS, 7.496%, 07/25/2033 (c)	202,453	44,749
Series 2004-66, Class SE, 6.346%, 09/25/2034 (c)	126,068	25,915
Series 2005-65, Class KI, 6.846%, 08/25/2035 (c)	134,619	29,144
Series 2005-89, Class S, 6.546%, 10/25/2035 (c)	591,274	121,610
Series 2007-75, Class JI, 6.391%, 08/25/2037 (c)	138,175	22,117
Series 2007-85, Class SI, 6.306%, 09/25/2037 (c)	189,166	30,515
Series 2012-126, Class SJ, 4.846%, 11/25/2042 (c)	1,378,585	220,920
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA3, Class A4, 0.625%, 07/25/2036 (c)(g)	1,404,945	948,460
Freddie Mac REMICS
Series 3685, Pool #3685, Class EI, 5.000%, 03/15/2019	104,465	6,597
Series 3882, Class AI, 5.000%, 06/15/2026	206,639	16,227
Series 3308, Class S, 7.046%, 03/15/2032 (c)	98,805	22,344
Series 2965, Class SA, 5.896%, 05/15/2032 (c)	88,475	15,969
Series 3065, Class DI, 6.466%, 04/15/2035 (c)	189,948	31,772
Series 3031, Class BI, 6.536%, 08/15/2035 (c)	215,629	39,212
Series 3114, Class GI, 6.446%, 02/15/2036 (c)	217,875	37,814
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2, 4.405%, 11/25/2023 (c)	1,125,000	1,187,155
Series 2014-DN1, Class M3, 4.655%, 02/25/2024 (c)	625,000	651,869
GE Capital Commercial Mortgage Corp.
Series 2006-C1, Class AJ, 5.451%, 03/10/2044 (c)	2,557,000	2,563,520
Government National Mortgage Association
Series 2011-167, Class IO, 5.000%, 12/16/2020	439,282	29,591
Series 2012-101, Class AI, 3.500%, 08/20/2027	238,295	23,156
Series 2012-103, Class IB, 3.500%, 04/20/2040	447,672	66,493
Series 2011-157, Class SG, 6.447%, 12/20/2041 (c)	882,101	210,563
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ, 5.622%, 11/10/2039	2,672,000	2,741,680
GSAA Home Equity Trust
Series 2006-5, Class 2A2, 0.335%, 03/25/2036 (c)	927,721	567,649
Series 2006-9, Class A4A, 0.395%, 06/25/2036 (c)	2,624,095	1,550,704
Series 2006-20, Class 2A1A, 0.205%, 01/25/2037 (c)	1,502,574	1,013,631
GSR Mortgage Loan Trust
Series 2006-OA1, 0.445%, 08/25/2046 (c)	1,276,264	409,983
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ, 5.665%, 12/12/2044 (c)	1,080,000	1,070,382
Series 2007-CB18, Class AJ, 5.502%, 06/12/2047 (c)	6,725,000	6,659,645
Series 2007-CB19, Class AJ, 5.891%, 02/12/2049 (c)	6,761,000	6,145,594
JP Morgan Mortgage Trust
Series 2007-S3, Class 1A64, 7.500%, 08/25/2037 (g)	908,314	722,804
Merrill Lynch Alternative Note Asset Trust
Series 2007-A1, Class A3, 0.315%, 01/25/2037 (c)	879,780	412,746
Merrill Lynch Mortgage Trust
Series 2006-C1, Class AJ, 5.862%, 05/12/2039 (c)	300,000	302,369
ML-CFC Commercial Mortgage Trust
Series 2007-5, Class AJ, 5.450%, 08/12/2048 (c)	6,825,000	6,567,520

Series 2007-5, Class AJFL, 5.450%, 08/14/2048 (Acquired 06/19/2014 through 06/25/2014, Cost $396,228) (c)(d)	410,000	391,344
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class AJ, 5.438%, 03/15/2044	5,975,000	6,029,253
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-AR4, Class A1A, 0.325%, 12/25/2036 (c)	690,267	476,047
Series 2006-AR4, Class A3, 0.325%, 12/25/2036 (c)	838,865	578,529
Ocwen Loan Servicing LLC
Series 2014-1, Class IO, 0.210%, 02/28/2028 (Acquired 03/25/2014 through 08/14/2014, Cost $925,329) (b)(d)	84,574,896	951,468
RALI Trust
Series 2006-QA4, Class A, 0.335%, 05/25/2036 (c)	2,195,964	1,734,621
Series 2007-QO4, Class A1A, 0.345%, 05/25/2047 (c)	335,700	278,332
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 2A1, 2.519%, 07/25/2035 (c)(g)	385,602	334,448
Structured Asset Mortgage Investments II Trust
Series 2006-AR8, Class A1B, 0.275%, 10/25/2036 (c)	2,542,645	1,997,708
Series 2006-AR8, Class A1A, 0.355%, 10/25/2036 (c)	2,083,902	1,650,025
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class XC, 0.685%, 12/15/2043 (Acquired 03/21/2014, Cost $128,803) (c)(d)	12,044,092	128,270
Series 2007-C30, Class XW, 0.685%, 12/15/2043 (Acquired 03/21/2014, Cost $920,021) (c)(d)	86,029,232	863,217
WaMu Mortgage Pass Through Certificates
Series 2005-AR18, Class 1A1, 2.375%, 01/25/2036 (c)	76,381	72,558
Series 2007-HY6, Class 1A1, 2.056%, 06/25/2037 (c)(g)	272,625	236,068
Series 2006-AR6, Class 2A, 1.077%, 08/25/2046 (c)	1,796,255	1,238,018
TOTAL MORTGAGE BACKED SECURITIES (Cost $88,481,172)		$88,543,520

CONVERTIBLE BONDS - 4.4%
Automobiles - 0.3%
Tesla Motors, Inc.
1.250%, 03/01/2021	2,500,000	2,375,000
Banks - 0.6%
The Bank of New York Mellon Luxembourg SA
4.453%, 12/30/2099 (c)	EUR 11,300,000	5,796,238
Consumer Finance - 0.3%
Encore Capital Group, Inc.
3.000%, 11/27/2017 (Acquired 11/21/2012 through 05/10/2013, Cost $630,243) (d)	$600,000	894,750
Ezcorp, Inc.
2.125%, 06/15/2019 (Acquired 06/18/2014, Cost $1,499,514) (d)	1,500,000	1,320,938
Total Consumer Finance		2,215,688

Diversified Consumer Services - 0.3%
Ascent Capital Group, Inc.
4.000%, 07/15/2020 (Acquired 07/12/2013 through 06/11/2014, Cost $2,846,747) (d)	2,870,000	2,586,587
Electrical Equipment - 0.1%
General Cable Corp.
4.500%, 11/15/2029	1,000,000	695,000
Energy Equipment & Services - 0.2%
SEACOR Holdings, Inc.
2.500%, 12/15/2027 (Acquired 12/06/2012 through 05/03/2013, Cost $1,484,502) (d)	1,380,000	1,497,300
Internet & Catalog Retail - 0.3%
Ctrip.com International Ltd.
1.250%, 10/15/2018 (Acquired 10/11/2013 through 01/14/2014, Cost $2,455,281) (d)	2,395,000	2,492,297
Internet Software & Services - 0.9%
Blucora, Inc.
4.250%, 04/01/2019 (Acquired 05/06/2013 through 09/17/2013, Cost $1,220,192) (d)	1,090,000	1,095,450
Equinix, Inc.
4.750%, 06/15/2016	2,000,000	5,149,999
j2 Global, Inc.
3.250%, 06/15/2029	2,000,000	1,993,750
Total Internet Software & Services		8,239,199

Machinery - 0.2%
Altra Industrial Motion Corp.

2.750%, 03/01/2031	1,500,000	1,828,125
Oil, Gas & Consumable Fuels - 0.8%
Bill Barrett Corp.
5.000%, 03/15/2028	500,000	500,625
BNP Paribas Fortis SA
2.082%, 12/29/2049 (c)	EUR 3,500,000	3,410,388
Chesapeake Energy Corp.
2.500%, 05/15/2037	$1,200,000	1,200,000
Cobalt International Energy, Inc.
2.625%, 12/01/2019	960,000	795,000
Emerald Oil, Inc.
2.000%, 04/01/2019 (Acquired 03/19/2014, Cost $503,901) (d)	500,000	464,063
Energy XXI Bermuda Ltd.
3.000%, 12/15/2018 (Acquired 08/15/2014 through 09/09/2014, Cost $1,003,867) (d)	1,130,000	922,363
Total Oil, Gas & Consumable Fuels		7,292,439

Semiconductors & Semiconductor Equipment - 0.3%
SunEdison, Inc.
2.750%, 01/01/2021 (Acquired 02/19/2014, Cost $2,550,709) (d)	2,000,000	2,968,750
Textiles, Apparel & Luxury Goods - 0.1%
Iconix Brand Group, Inc.
1.500%, 03/15/2018	1,000,000	1,275,000
TOTAL CONVERTIBLE BONDS (Cost $39,897,127)		$39,261,623

CORPORATE BONDS - 48.2%
Aerospace & Defense - 0.5%
Erickson, Inc.
8.250%, 05/01/2020	1,500,000	1,425,000
GenCorp, Inc.
7.125%, 03/15/2021 (Acquired 01/18/2013 through 02/26/2014, Cost $1,762,708) (d)	1,680,000	1,810,200
LMI Aerospace, Inc.
7.375%, 07/15/2019 (Acquired 06/12/2014, Cost $1,509,545) (d)	1,500,000	1,500,000
Total Aerospace & Defense		4,735,200

Air Freight & Logistics - 0.1%
XPO Logistics, Inc.
7.875%, 09/01/2019 (Acquired 08/14/2014 through 09/02/2014, Cost $1,129,325) (d)	1,100,000	1,135,750
Airlines - 0.2%
Air Canada
7.750%, 04/15/2021 (Acquired 04/10/2014 through 04/11/2014, Cost $1,524,655) (d)	1,500,000	1,530,000
American Airlines Group, Inc.
5.500%, 10/01/2019 (Acquired 09/18/2014, Cost $659,221) (d)	260,000	256,750
Total Airlines		1,786,750

Auto Components - 1.2%
Allied Specialty Vehicles, Inc.
8.500%, 11/01/2019 (Acquired 10/16/2013 through 09/03/2014, Cost $2,572,549) (d)	2,500,000	2,606,250
Chassix Holdings, Inc.
10.000%, 12/15/2018 (Acquired 12/11/2013, Cost $1,203,955) PIK (d)	1,200,000	1,068,000
Chassix, Inc.
9.250%, 08/01/2018 (Acquired 07/17/2013 through 02/26/2014, Cost $1,033,415) (d)	1,000,000	987,500
Lear Corp.
4.750%, 01/15/2023 (Acquired 06/26/2013, Cost $316,564) (d)	340,000	335,750
5.375%, 03/15/2024	2,000,000	2,010,000
Stackpole International Intermediate/Stackpole International Powder
7.750%, 10/15/2021 (Acquired 10/01/2013 through 10/21/2013, Cost $1,928,506) (d)	1,880,000	1,889,400
UCI International, Inc.
8.625%, 02/15/2019	1,750,000	1,688,225
Total Auto Components		10,585,125

Automobiles - 0.3%
DriveTime Automotive Group, Inc./DT Acceptance Corp.

8.000%, 06/01/2021 (Acquired 05/22/2014 through 09/29/2014, Cost $2,777,344) (d)	2,760,000	2,628,900
Banks - 3.6%
BPCE SA
5.150%, 07/21/2024 (Acquired 01/13/2014, Cost $1,996,300) (d)	2,000,000	2,061,024
General Motors Financial Co, Inc.
4.375%, 09/25/2021	1,410,000	1,441,725
Glitnir HF
0.000%, 04/20/2015 (Acquired 05/02/2013, Cost $955,275) (d)(g)	3,252,000	1,040,640
HSBC Holdings PLC
4.250%, 03/14/2024	720,000	728,499
HSH Nordbank AG
1.041%, 02/14/2017 (c)	EUR 2,175,000	2,204,587
7.408%, 06/29/2049	EUR 7,418,000	3,260,536
Hypo Real Estate International Trust I
5.864%, 06/29/2049 (c)	EUR 4,050,000	4,353,188
Intesa Sanpaolo SpA
5.250%, 01/12/2024	$600,000	640,445
5.017%, 06/26/2024 (Acquired 06/19/2014, Cost $755,000) (d)	755,000	735,624
JPMorgan Chase & Co.
6.100%, 10/29/2049 (c)	1,300,000	1,285,375
5.000%, 12/29/2049 (c)	2,000,000	1,949,600
6.000%, 12/29/2049 (c)	1,600,000	1,574,000
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023	1,030,000	1,079,789
Sumitomo Mitsui Financial Group, Inc.
4.436%, 04/02/2024 (Acquired 03/26/2014, Cost $2,000,000) (d)	2,000,000	2,048,738
The Bank of New York Mellon Luxembourg SA
4.817%, 12/15/2050 (c)	EUR 5,400,000	4,751,846
Wells Fargo & Co.
5.900%, 12/29/2049 (c)	$2,500,000	2,546,875
Total Banks		31,702,491

Beverages - 0.2%
Constellation Brands, Inc.
4.250%, 05/01/2023	1,500,000	1,464,375
Building Products - 0.1%
Euramax International, Inc.
9.500%, 04/01/2016	1,018,000	992,550
Capital Markets - 1.0%
Affiliated Managers Group, Inc.
4.250%, 02/15/2024	665,000	682,681
Ares Capital Corp.
4.875%, 11/30/2018	1,250,000	1,319,993
Goldman Sachs Group, Inc.
4.000%, 03/03/2024	750,000	755,385
5.700%, 12/29/2049 (c)	2,500,000	2,536,249
Morgan Stanley
4.350%, 09/08/2026	300,000	294,845
Nuveen Investments, Inc.
9.500%, 10/15/2020 (Acquired 04/16/2014, Cost $1,789,884) (d)	1,500,000	1,740,000
Stifel Financial Corp.
4.250%, 07/18/2024	400,000	402,281
Walter Investment Management Corp.
7.875%, 12/15/2021 (Acquired 12/12/2013 through 04/21/2014, Cost $999,187) (d)	1,000,000	985,000
Total Capital Markets		8,716,434

Chemicals - 1.5%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, 02/01/2018	500,000	509,375
9.000%, 11/15/2020	1,000,000	952,500

Momentive Performance Materials, Inc.
11.500%, 12/01/2016 (g)	580,000	5,800
10.000%, 10/15/2020 (g)	1,988,000	1,714,650
Perstorp Holding AB
11.000%, 08/15/2017 (Acquired 12/11/2013 through 09/02/2014, Cost $5,325,815) (d)	5,000,000	5,150,000
Vertellus Specialties, Inc.
9.375%, 10/01/2015 (Acquired 12/04/2013 through 09/11/2014, Cost $4,728,330) (d)	4,725,000	4,724,999
Total Chemicals		13,057,324

Commercial Services & Supplies - 1.8%
Ahern Rentals, Inc.
9.500%, 06/15/2018 (Acquired 06/18/2013 through 02/26/2014, Cost $901,804) (d)	880,000	939,400
Anna Merger Sub, Inc.
7.750%, 10/01/2022 (Acquired 09/15/2014 through 09/30/2014, Cost $2,424,419) (d)	2,415,000	2,427,075
Ashtead Capital, Inc.
5.625%, 10/01/2024 (Acquired 09/10/2014 through 09/16/2014, Cost $250,000) (d)	250,000	251,250
Harland Clarke Holdings Corp.
9.250%, 03/01/2021 (Acquired 05/15/2014 through 07/28/2014, Cost $1,525,749) (d)	1,500,000	1,518,750
Light Tower Rentals, Inc.
8.125%, 08/01/2019 (Acquired 07/16/2014 through 08/04/2014, Cost $303,578) (d)	300,000	303,000
Quad/Graphics, Inc.
7.000%, 05/01/2022 (Acquired 04/11/2014 through 08/13/2014, Cost $2,497,710) (d)	2,500,000	2,415,625
Syncreon Group BV/Syncreon Global Finance US, Inc.
8.625%, 11/01/2021 (Acquired 06/10/2014 through 08/14/2014, Cost $1,014,891) (d)	1,000,000	990,000
The ADT Corp.
6.250%, 10/15/2021	2,000,000	2,070,000
4.125%, 06/15/2023	2,480,000	2,207,200
West Corp.
5.375%, 07/15/2022 (Acquired 09/26/2014 through 09/30/2014, Cost $2,518,500) (d)	2,760,000	2,546,100
Total Commercial Services & Supplies		15,668,400

Communications Equipment - 0.9%
Avaya, Inc.
10.500%, 03/01/2021 (Acquired 08/09/2013 through 08/04/2014, Cost $6,101,341) (d)	6,975,000	6,103,124
Monitronics International, Inc.
9.125%, 04/01/2020	1,775,000	1,828,250
Total Communications Equipment		7,931,374

Construction & Engineering - 0.4%
Aecom Technology Corp.
5.750%, 10/15/2022 (Acquired 09/17/2014, Cost $26,000) (d)	26,000	26,098
5.875%, 10/15/2024 (Acquired 09/17/2014, Cost $26,000) (d)	26,000	26,162
Amsted Industries, Inc.
5.000%, 03/15/2022 (Acquired 04/21/2014, Cost $2,006,053) (d)	2,000,000	1,942,500
Michael Baker Holdings LLC/Michael Baker Finance Corp.
8.875%, 04/15/2019 (Acquired 04/03/2014, Cost $358,380) PIK (d)	362,000	358,380
Toll Brothers Finance Corp.
4.000%, 12/31/2018	545,000	544,319
URS Corp.
3.850%, 04/01/2017	500,000	516,056
Total Construction & Engineering		3,413,515

Construction Materials - 0.6%
Gates Global LLC/Gates Global Co.
6.000%, 07/15/2022 (Acquired 06/12/2014 through 09/29/2014, Cost $2,294,557) (d)	2,340,000	2,199,600
Polymer Group, Inc.
6.875%, 06/01/2019 (Acquired 06/04/2014 through 06/05/2014, Cost $1,009,458) (d)	1,000,000	995,000
Rain CII Carbon LLC/CII Carbon Corp.
8.250%, 01/15/2021 (Acquired 12/04/2013 through 04/23/2014, Cost $1,547,184) (d)	1,500,000	1,560,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
8.750%, 02/01/2019 (Acquired 01/24/2013 through 07/24/2013, Cost $777,021) (d)	765,000	805,163
Total Construction Materials		5,559,763

Consumer Finance - 0.5%
Ally Financial, Inc.
4.750%, 09/10/2018	1,800,000	1,845,000
First Cash Financial Services, Inc.
6.750%, 04/01/2021	1,250,000	1,300,000
Navient LLC
6.250%, 01/25/2016	750,000	778,500
Total Consumer Finance		3,923,500

Containers & Packaging - 0.2%
Ardagh Packaging
6.000%, 06/30/2021 (Acquired 08/13/2014, Cost $990,000) (d)	1,000,000	960,000
BakerCorp International, Inc.
8.250%, 06/01/2019 (Acquired 08/30/2011 through 02/26/2014, Cost $740,622) (d)	750,000	738,750
Total Containers & Packaging		1,698,750

Diversified Consumer Services - 0.1%
Affinion Group, Inc.
7.875%, 12/15/2018	750,000	645,000

Diversfied Financial Services - 3.4%
1st Credit Holdings Ltd.
11.000%, 06/10/2020	GBP 2,275,000	4,047,682
Ambac Assurance Corp.
5.100%, 06/07/2020 (Acquired 03/04/2013 through 06/17/2014, Cost $806,870) (d)	$969,000	1,102,238
Bank of America Corp.
4.200%, 08/26/2024	1,000,000	991,353
Blackstone Holdings Finance Co. LLC
5.000%, 06/15/2044 (Acquired 04/02/2014, Cost $492,940) (d)	500,000	524,287
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (Acquired 03/05/2014, Cost $1,042,829) (d)	1,000,000	1,124,994
Cattles Ltd.
7.875%, 01/17/2014 (g)	GBP 3,777,000	191,345
8.125%, 07/05/2017 (g)	GBP 4,527,000	229,341
Community Choice Financial, Inc.
10.750%, 05/01/2019 (Acquired 04/20/2011 through 07/31/2012, Cost $714,764) (d)	$710,000	536,050
Corolla Trust
5.100%, 08/28/2039 (Acquired 08/15/2014 through 08/21/2014, Cost $3,444,873) (d)	4,444,000	3,474,653
DFC Finance Corp.
10.500%, 06/15/2020 (Acquired 09/30/2014, Cost $1,000,000) (d)	1,000,000	970,000
General Electric Capital Corp.
5.250%, 06/29/2049 (c)	1,000,000	1,001,250
Glencore Funding LLC
4.125%, 05/30/2023 (Acquired 05/22/2013 through 06/27/2013, Cost $509,021) (d)	560,000	554,236
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (Acquired 07/16/2014 through 08/18/2014, Cost $1,523,962) (d)	1,500,000	1,477,500
Jaguar Holding Co. I
9.375%, 10/15/2017 (Acquired 07/01/2014, Cost $253,568) PIK (c)(d)	250,000	252,500
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.875%, 04/15/2022 (Acquired 03/26/2014, Cost $1,680,059) (d)	1,670,000	1,644,949
KeHE Distributors LLC/KeHE Finance Corp.
7.625%, 08/15/2021 (Acquired 07/30/2013 through 02/26/2014, Cost $1,687,548) (d)	1,650,000	1,749,000
KKR Group Finance Co. II LLC
5.500%, 02/01/2043 (Acquired 01/25/2013, Cost $790,848) (d)	800,000	875,766
KKR Group Finance Co. III LLC
5.125%, 06/01/2044 (Acquired 05/21/2014, Cost $1,109,385) (d)	1,125,000	1,168,603
KKR Group Finance Co. LLC
6.375%, 09/29/2020 (Acquired 09/22/2010, Cost $298,752) (d)	300,000	350,813
Lehman Brothers Holdings, Inc.
6.200%, 09/26/2014 (g)	17,563,000	3,622,368
6.875%, 05/02/2018 (g)	2,880,000	594,000

Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.750%, 08/01/2022 (Acquired 09/30/2014, Cost $1,111,550) (d)	1,100,000	1,108,250
Nationstar Mortgage LLC/Nationstar Capital Corp.
7.875%, 10/01/2020	1,500,000	1,515,000
The NASDAQ OMX Group, Inc.
4.250%, 06/01/2024 (c)	2,000,000	2,001,820
Total Diversified Financial Services		31,107,998

Diversified Telecommunication Services - 0.3%
Frontier Communications Corp.
6.875%, 01/15/2025	750,000	740,625
Verizon Communications, Inc.
6.550%, 09/15/2043	886,000	1,106,962
5.012%, 08/21/2054 (Acquired 08/19/2014, Cost $829,943) (d)	888,000	892,215
Total Diversified Telecommunication Services		2,739,802

Electric Utilities - 0.4%
Energy Future Intermediate Holding Co LLC/EFIH Finance, Inc.
12.250%, 03/01/2022 (Acquired 09/19/2013 through 11/08/2013, Cost $2,089,412) (c)(d)(g)	1,865,000	2,203,032
GenOn Americas Generation LLC
8.500%, 10/01/2021	1,405,000	1,315,431
Total Electric Utilities		3,518,463

Electronic Equipment, Instruments & Components - 0.1%
Anixter, Inc.
5.125%, 10/01/2021	130,000	128,375
Fagor Ord
0.000%, 12/31/2099 (b)	EUR 1,860,098	458,135
Fagor Private
0.000%, 12/31/2049 (b)	EUR 2,468,697	608,030
Zebra Technologies Corp.
7.250%, 10/15/2022 (Acquired 09/30/2014, Cost $887,150) (d)	$880,000	887,150
Total Electronic Equipment, Instruments & Components		2,081,690

Energy Equipment & Services - 1.3%
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.375%, 11/01/2021 (Acquired 07/16/2014 through 07/17/2014, Cost $1,006,776) (d)	1,000,000	915,000
Era Group, Inc.
7.750%, 12/15/2022	1,210,000	1,270,500
Hercules Offshore, Inc.
7.500%, 10/01/2021 (Acquired 01/28/2014 through 04/22/2014, Cost $1,027,639) (d)	1,000,000	805,000
McDermott International, Inc.
8.000%, 05/01/2021 (Acquired 04/10/2014 through 04/11/2014, Cost $1,526,802) (d)	1,500,000	1,466,250
SAExploration Holdings, Inc.
10.000%, 07/15/2019 (Acquired 06/25/2014, Cost $943,504) (d)	936,000	917,280
Seadrill Ltd.
6.625%, 09/15/2020 (Acquired 09/20/2013 through 04/21/2014, Cost $1,968,542) (c)(d)	1,960,000	1,828,680
SESI LLC
7.125%, 12/15/2021	2,500,000	2,762,500
Unit Corp.
6.625%, 05/15/2021	1,690,000	1,694,225
Total Energy Equipment & Services		11,659,435

Food & Staples Retailing - 0.4%
BI-LO LLC/BI-LO Finance Corp.
8.625%, 09/15/2018 (Acquired 09/17/2013 through 06/03/2014, Cost $2,565,434) PIK (d)	2,520,000	2,299,500
Roundy's Supermarkets, Inc.
10.250%, 12/15/2020 (Acquired 05/08/2014, Cost $539,479) (d)	500,000	462,500
Total Food & Staples Retailing		2,762,000

Food Products - 0.5%
HJ Heinz Co.

4.250%, 10/15/2020	680,000	675,750
Land O'Lakes Capital Trust I
7.450%, 03/15/2028 (Acquired 05/16/2014 through 06/02/2014, Cost $1,508,733) (d)	1,500,000	1,545,000
Pinnacle Operating Corp.
9.000%, 11/15/2020 (Acquired 12/05/2013, Cost $266,584) (d)	250,000	266,875
Simmons Foods Inc.
7.875%, 10/01/2021 (Acquired 09/18/2014 through 09/30/2014, Cost $1,290,125) (d)	1,275,000	1,262,250
WhiteWave Foods Co.
5.375%, 10/01/2022	926,000	935,260
Total Food Products		4,685,135

Health Care Equipment & Supplies - 0.2%
Crimson Merger Sub, Inc.
6.625%, 05/15/2022 (Acquired 07/11/2014 through 08/18/2014, Cost $1,710,786) (d)	1,750,000	1,594,688
Health Care Providers & Services - 0.5%
21st Century Oncology, Inc.
8.875%, 01/15/2017	1,250,000	1,287,500
BioScrip, Inc.
8.875%, 02/15/2021 (Acquired 02/06/2014 through 05/13/2014, Cost $1,547,563) (d)	1,500,000	1,535,625
RA Invest Ltd.
12.000%, 12/31/2049	615,000	698,025
Tenet Healthcare Corp.
5.500%, 03/01/2019 (Acquired 09/24/2014, Cost $1,400,000) (d)	1,400,000	1,403,500
Total Health Care Providers & Services		4,924,650

Hotels, Restaurants & Leisure - 1.3%
Caesar's Entertainment Operating Co., Inc.
10.750%, 02/01/2016	1,500,000	525,000
6.500%, 06/01/2016	4,432,000	1,529,040
Caesar's Entertainment Resort Properties LLC
8.000%, 10/01/2020 (Acquired 09/27/2013 through 12/27/2013, Cost $1,629,089) (d)	1,608,000	1,583,880
11.000%, 10/01/2021 (Acquired 02/24/2014 through 04/17/2014, Cost $785,292) (d)	750,000	703,125
Caesar's Growth Properties Holdings LLC
9.375%, 05/01/2022 (Acquired 06/05/2014, Cost $1,248,799) (d)	1,235,000	1,080,625
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (Acquired 03/03/2014 through 03/04/2014, Cost $1,059,622) (d)	1,000,000	1,055,000
Greektown Holdings LLC/Greektown Mothership Corp.
8.875%, 03/15/2019 (Acquired 02/26/2014 through 04/21/2014, Cost $1,542,116) (d)	1,500,000	1,492,500
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (Acquired 03/05/2014 through 06/30/2014, Cost $1,489,269) (d)	1,500,000	1,455,000
MGM Resorts International
5.250%, 03/31/2020	1,000,000	1,000,000
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	385,000	389,331
MTR Gaming Group, Inc.
11.500%, 08/01/2019	480,000	523,800
Total Hotels, Restaurants & Leisure		11,337,301

Household Durables - 0.4%
Associated Materials LLC
9.125%, 11/01/2017	1,500,000	1,470,000
Century Communities, Inc.
6.875%, 05/15/2022 (Acquired 04/30/2014 through 05/01/2014, Cost $609,287) (d)	600,000	604,500
MDC Holdings, Inc.
5.500%, 01/15/2024	1,370,000	1,349,575
Total Household Durables		3,424,075

Household Products - 0.4%
Armored Autogroup, Inc.
9.250%, 11/01/2018	2,041,000	2,092,025
First Quality Finance Co, Inc.
4.625%, 05/15/2021 (Acquired 05/09/2013 through 02/26/2014, Cost $1,247,613) (d)	1,295,000	1,207,588

Sun Products Corp.
7.750%, 03/15/2021 (Acquired 06/25/2014 through 08/29/2014, Cost $829,180) (d)	1,000,000	765,000
Total Household Products		4,064,613

Independent Power and Renewable Electricity Producers - 0.4%
Syncora Holdings Ltd.
0.000%, 07/07/2024 (Acquired 01/31/2014 through 05/01/2014, Cost $2,836,044) (d)	4,038,000	3,358,270
Industrial Conglomerates - 0.2%
CEVA Group PLC
9.000%, 09/01/2021 (Acquired 03/13/2014 through 04/17/2014, Cost $1,530,381) (d)	1,500,000	1,496,250
Insurance - 0.5%
Alleghany Corp.
4.900%, 09/15/2044	645,000	635,586
Five Corners Funding Trust
4.419%, 11/15/2023 (Acquired 05/09/2013 through 02/26/2014, Cost $1,247,613) (d)	750,000	785,003
MetLife, Inc.
2.463%, 06/15/2045	215,000	217,017
Onex York Acquisition Corp.
8.500%, 10/01/2022 (Acquired 09/17/2014, Cost $403,000) (d)	403,000	400,481
Syncora Holdings Ltd.
6.880%, 09/29/2049 (c)	6,035,000	2,766,042
Total Insurance		4,804,129

Internet & Catalog Retail - 0.2%
Netflix, Inc.
5.750%, 03/01/2024 (Acquired 02/04/2014 through 02/05/2014, Cost $2,003,602) (d)	2,000,000	2,060,000
Internet Software & Services - 0.1%
Aspect Software, Inc.
10.625%, 05/15/2017	1,000,000	992,500
IT Services - 0.7%
Alliance Data Systems Corp.
6.375%, 04/01/2020 (Acquired 11/20/2012 through 02/26/2014, Cost $1,242,052) (d)	1,195,000	1,230,850
5.375%, 08/01/2022 (Acquired 07/24/2014 through 09/30/2014, Cost $3,199,360) (d)	3,230,000	3,133,100
Goodman Networks, Inc.
12.125%, 07/01/2018	104,000	109,200
NeuStar, Inc.
4.500%, 01/15/2023	1,000,000	885,000
SunGard Data Systems, Inc.
6.625%, 11/01/2019	688,000	688,000
Total IT Services		6,046,150

Leisure Products - 0.3%
Brunswick Corp.
4.625%, 05/15/2021 (Acquired 05/08/2013 through 09/12/2013, Cost $882,408) (d)	875,000	850,938
CBC Ammo LLC/CBC FinCo, Inc.
7.250%, 11/15/2021 (Acquired 11/08/2013 through 05/23/2014, Cost $1,667,188) (d)	1,650,000	1,647,938
Total Leisure Products		2,498,876
Machinery - 1.3%
BlueLine Rental Finance Corp.
7.000%, 02/01/2019 (Acquired 01/16/2014 through 01/22/2014, Cost $2,168,116) (d)	2,100,000	2,157,749
CNH Industrial Capital LLC
3.375%, 07/15/2019 (Acquired 06/25/2014, Cost $661,183) (d)	665,000	626,763
EnPro Industries, Inc.
5.875%, 09/15/2022 (Acquired 09/11/2014, Cost $1,353,189) (d)	1,350,000	1,370,250
Milestone Aviation Group Ltd.
8.625%, 12/15/2017 (Acquired 12/12/2012 through 02/26/2014, Cost $2,579,398) (d)	2,470,000	2,655,250
NCSG Crane & Heavy Haul Services
9.500%, 08/15/2019 (Acquired 08/08/2014 through 09/08/2014, Cost $2,781,454) (b)(d)	2,760,000	2,832,450
The Manitowoc Co., Inc.
8.500%, 11/01/2020	1,720,000	1,849,000
Total Machinery		11,491,462

Marine - 0.9%
Dynagas LNG Partners LP/Dynagas Finance, Inc.
6.250%, 10/30/2019	220,000	220,000
Eletson Holdings
9.625%, 01/15/2022 (Acquired 01/07/2014 through 06/09/2014, Cost $1,585,229) (d)	1,500,000	1,530,000
Global Ship Lease, Inc.
10.000%, 04/01/2019 (Acquired 03/11/2014 through 03/31/2014, Cost $1,780,950) (d)	1,750,000	1,824,375
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.
8.125%, 11/15/2021 (Acquired 12/04/2013 through 08/21/2014, Cost $1,541,847) (d)	1,500,000	1,447,500
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.
7.375%, 01/15/2022 (Acquired 12/04/2013 through 09/25/2014, Cost $1,766,782) (d)	1,750,000	1,662,500
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
7.250%, 05/01/2022 (Acquired 04/08/2014 through 04/17/2014, Cost $1,007,631) (d)	1,000,000	990,000
Total Marine		7,674,375

Media - 1.9%
Block Communications, Inc.
7.250%, 02/01/2020 (Acquired 07/30/2013 through 05/14/2014, Cost $4,504,599) (d)	4,225,000	4,383,438
Gannett Co, Inc.
4.875%, 09/15/2021 (Acquired 09/03/2014 through 09/04/2014, Cost $22,662) (d)	23,000	22,253
5.500%, 09/15/2024 (Acquired 09/03/2014 through 09/16/2014, Cost $8,913) (d)	9,000	8,865
iHeartCommunications, Inc.
10.000%, 01/15/2018	723,000	605,896
9.000%, 12/15/2019	1,500,000	1,511,250
14.000%, 02/01/2021 PIK	989,000	904,935
9.000%, 03/01/2021	1,500,000	1,492,500
9.000%, 09/15/2022 (Acquired 09/22/2014, Cost $2,748,223) (d)	2,760,000	2,739,300
LBI Media, Inc.
10.000%, 04/15/2019 (Acquired 04/17/2014 through 05/02/2014, Cost $1,046,036) (c)(d)	1,000,000	1,045,000
Lee Enterprises, Inc.
9.500%, 03/15/2022 (Acquired 03/21/2014 through 04/01/2014, Cost $1,546,995) (d)	1,500,000	1,518,750
Radio One, Inc.
9.250%, 02/15/2020 (Acquired 01/29/2014 through 04/30/2014, Cost $1,257,180) (d)	1,227,000	1,223,933
SiTV LLC/SiTV Finance, Inc.
10.375%, 07/01/2019 (Acquired 06/18/2014, Cost $759,001) (d)	750,000	740,625
Viacom, Inc.
5.850%, 09/01/2043	1,100,000	1,222,287
Videotron Ltd.
9.125%, 04/15/2018	62,000	64,077
Total Media		17,483,109

Metals & Mining - 2.9%
Aleris International, Inc.
7.625%, 02/15/2018	500,000	502,500
7.875%, 11/01/2020 (Acquired 04/24/2013, Cost $1,053,879) (d)	1,020,000	1,014,900
American Gilsonite Co.
11.500%, 09/01/2017 (Acquired 02/26/2014 through 06/10/2014, Cost $5,367,919) (d)	5,000,000	5,400,000
AuRico Gold, Inc.
7.750%, 04/01/2020 (Acquired 03/17/2014, Cost $999,438) (d)	1,000,000	1,000,000
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.
13.750%, 12/01/2015	325,000	322,156
California Resources Corp.
6.000%, 11/15/2024 (Acquired 09/11/2014, Cost $760,000) (d)	760,000	780,900
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500%, 12/15/2019	2,200,000	2,288,000
6.375%, 03/15/2024	1,000,000	965,000
Coeur Mining, Inc.
7.875%, 02/01/2021	1,500,000	1,406,250
Essar Steel Algoma, Inc.
9.375%, 03/15/2015 (Acquired 12/17/2013 through 09/29/2014, Cost $1,491,511) (d)	1,500,000	1,496,250
IAMGOLD Corp.
6.750%, 10/01/2020 (Acquired 11/29/2012 through 02/26/2014, Cost $604,623) (d)	625,000	528,125

Magnetation LLC/Mag Finance Corp.
11.000%, 05/15/2018 (Acquired 07/08/2014, Cost $541,634) (d)	500,000	507,500
New Gold, Inc.
6.250%, 11/15/2022 (Acquired 07/11/2013 through 04/29/2014, Cost $2,277,628) (d)	2,305,000	2,333,813
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%, 02/01/2020 (Acquired 01/17/2013, Cost $274,328) (d)	270,000	283,500
7.375%, 02/01/2020 (Acquired 04/29/2014, Cost $1,049,576) (d)	1,000,000	1,050,000
Thompson Creek Metals Co., Inc.
7.375%, 06/01/2018	500,000	480,000
12.500%, 05/01/2019 (Acquired 05/08/2012 through 02/26/2014, Cost $791,440) (d)	790,000	867,025
Walter Energy, Inc.
8.500%, 04/15/2021	5,871,000	1,761,300
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.750%, 12/15/2018 (Acquired 03/05/2014, Cost $1,618,073) (d)	1,500,000	1,601,250
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp.
9.750%, 06/15/2019 (Acquired 04/14/2014, Cost $504,535) (d)	500,000	530,000
Total Metals & Mining		25,118,469

Multiline Retail - 0.2%
Claire's Stores, Inc.
9.000%, 03/15/2019 (Acquired 09/30/2014, Cost $2,037,500) (d)	2,000,000	2,035,000
Oil, Gas & Consumable Fuels - 6.0%
Alpha Natural Resources, Inc.
7.500%, 08/01/2020 (Acquired 06/06/2014 through 09/17/2014, Cost $1,444,196) (d)	1,500,000	1,342,500
Antero Res Corp.
5.125%, 12/01/2022 (Acquired 09/04/2014 through 09/30/2014,Cost $2,353,750) (d)	2,385,000	2,319,412
Antero Resources Finance Corp.
5.375%, 11/01/2021 (Acquired 10/24/2013 through 04/21/2014, Cost $2,968,238) (d)	2,935,000	2,920,325
Arch Coal, Inc.
7.250%, 06/15/2021	250,000	120,625
Baytex Energy Corp.
6.750%, 02/17/2021	2,000,000	2,110,000
Comstock Resources, Inc.
9.500%, 06/15/2020	1,775,000	1,943,625
CONSOL Energy, Inc.
8.250%, 04/01/2020	1,500,000	1,567,500
Diamondback Energy, Inc.
7.625%, 10/01/2021 (Acquired 09/16/2013 through 02/26/2014, Cost $1,762,104) (d)	1,670,000	1,799,425
Drill Rigs Holdings, Inc.
6.500%, 10/01/2017 (Acquired 11/30/2012, Cost $500,218) (d)	500,000	497,500
Endeavor Energy Resources LP/EER Finance, Inc.
7.000%, 08/15/2021 (Acquired 04/16/2014, Cost $1,045,303) (d)	1,000,000	1,030,000
Energy XXI Gulf Coast, Inc.
7.500%, 12/15/2021	1,400,000	1,372,000
Foresight Energy LLC/Foresight Energy Corp.
7.875%, 08/15/2021 (Acquired 12/05/2013 through 01/23/2014, Cost $1,032,840) (d)	1,000,000	1,052,500
Gastar Exploration, Inc.
8.625%, 05/15/2018	500,000	515,000
Gulfport Energy Corp.
7.750%, 11/01/2020 (Acquired 09/03/2014, Cost $1,721,890) (d)	1,624,000	1,693,020
Halcon Resources Corp.
8.875%, 05/15/2021	1,000,000	985,000
Hiland Partners LP/Hiland Partners Finance Corp.
7.250%, 10/01/2020 (Acquired 11/21/2012 through 04/21/2014, Cost $1,738,799) (d)	1,640,000	1,738,400
Ithaca Energy, Inc.
8.125%, 07/01/2019 (Acquired 06/30/2014 through 07/01/2014, Cost $1,257,652) (d)	1,250,000	1,228,125
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044	835,000	821,093
Kinder Morgan, Inc.
5.625%, 11/15/2023 (Acquired 10/31/2013, Cost $825,000) (d)	825,000	876,563
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019	1,965,000	2,107,463

Lightstream Resources Ltd.
8.625%, 02/01/2020 (Acquired 01/25/2012 through 01/21/2014, Cost $2,097,064) (d)	2,100,000	2,079,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
9.250%, 06/01/2021	1,500,000	1,477,500
Murray Energy Corp.
8.625%, 06/15/2021 (Acquired 12/09/2013 through 01/21/2014, Cost $1,047,450) (d)	1,000,000	1,035,000
Northern Oil and Gas, Inc.
8.000%, 06/01/2020	1,635,000	1,659,525
Oasis Petroleum, Inc.
6.875%, 03/15/2022	520,000	548,600
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018	4,196,000	4,269,429
7.500%, 02/15/2021	1,750,000	1,662,500
Parsley Energy LLC/Parsley Finance Corp.
7.500%, 02/15/2022 (Acquired 09/30/2014, Cost $780,390) (d)	754,000	777,563
Petrobras Global Finance BV
6.250%, 03/17/2024	1,060,000	1,110,488
Petroleos Mexicanos
6.375%, 01/23/2045 (Acquired 01/15/2014, Cost $1,364,715) (d)	1,375,000	1,554,850
Resolute Energy Corp.
8.500%, 05/01/2020 (Acquired 04/20/2012 through 05/13/2014, Cost $1,289,682) (d)	1,250,000	1,253,125
Rosetta Resources, Inc.
5.875%, 06/01/2022	2,000,000	1,992,500
Rsp Permian, Inc.
6.625%, 10/01/2022 (Acquired 09/23/2014, Cost $443,296) (d)	440,000	442,750
Samson Investment Co.
9.750%, 02/15/2020	750,000	680,625
Southeast Supply Header LLC
4.250%, 06/15/2024 (Acquired 06/04/2014, Cost $499,395) (d)	500,000	509,843
Tullow Oil PLC
6.000%, 11/01/2020 (Acquired 11/01/2013, Cost $814,812) (d)	810,000	810,000
6.250%, 04/15/2022 (Acquired 04/03/2014 through 08/11/2014, Cost $1,603,176) (d)	1,600,000	1,564,000
Venoco, Inc.
8.875%, 02/15/2019	1,500,000	1,365,000
Total Oil, Gas & Consumable Fuels		52,832,374

Paper & Forest Products - 1.8%
Cenveo Corp.
11.500%, 05/15/2017	5,586,000	5,627,894
6.000%, 08/01/2019 (Acquired 09/29/2014, Cost $699,375) (d)	750,000	703,125
8.500%, 09/15/2022 (Acquired 06/19/2014 through 09/02/2014, Cost $1,751,222) (d)	1,750,000	1,640,625
PaperWorks Industries, Inc.
9.500%, 08/15/2019 (Acquired 07/30/2014 through 09/30/2014, Cost $2,355,876) (d)	2,310,000	2,350,425
Plastipak Holdings, Inc.
6.500%, 10/01/2021 (Acquired 09/25/2013 through 04/29/2014, Cost $2,736,018) (d)	2,630,000	2,669,450
Tembec Industries, Inc.
9.000%, 12/15/2019 (Acquired 09/24/2014 through 09/29/2014, Cost $1,691,100) (d)	1,690,000	1,702,675
Total Paper & Forest Products		14,694,194

Pharmaceuticals -1.1%
Capsugel SA
7.000%, 05/15/2019 (Acquired 11/05/2013 through 05/13/2014, Cost $2,057,305) PIK (d)	2,000,000	1,995,000
Grifols Worldwide Operations Ltd.
5.250%, 04/01/2022 (Acquired 09/30/2014, Cost $1,558,225) (d)	1,570,000	1,550,375
JLL/Delta Dutch Newco BV
7.500%, 02/01/2022 (Acquired 01/22/2014 through 09/30/2014, Cost $3,038,749) (d)	3,000,000	3,029,624
Valeant Pharmaceuticals International
6.375%, 10/15/2020 (Acquired 10/23/2013 through 08/13/2014, Cost $3,149,438) (d)	2,980,000	3,061,950
Total Pharmaceuticals		9,636,949

Professional Services - 1.5%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.

5.250%, 02/15/2022 (Acquired 01/16/2014 through 09/16/2014, Cost $1,340,074) (d)	1,330,000	1,328,338
SITEL LLC/Sitel Finance Corp.
11.500%, 04/01/2018	4,595,000	4,365,250
Southern Graphics, Inc.
8.375%, 10/15/2020 (Acquired 01/23/2013 through 04/28/2014, Cost $1,578,230) (d)	1,520,000	1,580,800
Visant Corp.
10.000%, 10/01/2017	6,405,000	5,716,463
Total Professional Services		12,990,851

Real Estate Management & Development - 0.7%
Annington Finance
13.000%, 01/15/2023 (Acquired 07/10/2014, Cost $4,303,561) PIK (d)	GBP 2,000,000	4,020,426
AV Homes, Inc.
8.500%, 07/01/2019 (Acquired 06/25/2014, Cost $753,593) (d)	$750,000	742,500
Forestar USA Real Estate Group, Inc.
8.500%, 06/01/2022 (Acquired 05/07/2014 through 09/05/2014, Cost $1,039,247) (d)	1,000,000	1,025,000
Jones Lang LaSalle, Inc.
4.400%, 11/15/2022	375,000	383,062
Total Real Estate Management & Development		6,170,988

Road & Rail - 0.8%
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (Acquired 04/16/2014 through 09/30/2014, Cost $2,633,527) (d)	2,570,000	2,621,400
JCH Parent, Inc.
10.500%, 03/15/2019 (Acquired 06/05/2014 through 06/06/2014, Cost $987,252) PIK (d)	1,000,000	977,500
Jurassic Holdings III, Inc.
6.875%, 02/15/2021 (Acquired 01/24/2014, Cost $2,013,902) (d)	2,000,000	2,000,000
Watco Cos. LLC/Watco Finance Corp.
6.375%, 04/01/2023 (Acquired 06/27/2013 through 02/26/2014, Cost $2,200,193) (d)	2,200,000	2,211,000
Total Road & Rail		7,809,900

Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.
7.500%, 08/15/2022	1,500,000	1,515,000
Micron Technology, Inc.
5.500%, 02/01/2025 (Acquired 07/23/2014 through 07/24/2014, Cost $1,507,408) (d)	1,500,000	1,470,000
Total Semiconductors & Semiconductor Equipment		2,985,000

Software - 1.0%
BMC Software Finance, Inc.
8.125%, 07/15/2021 (Acquired 12/05/2013 through 08/13/2014, Cost $1,818,972) (d)	1,750,000	1,680,000
Cogent Communications Finance, Inc.
5.625%, 04/15/2021 (Acquired 04/01/2014 through 04/29/2014, Cost $1,237,969) (d)	1,250,000	1,231,250
First Data Corp.
12.625%, 01/15/2021	750,000	898,125
11.750%, 08/15/2021	3,974,000	4,599,904
Total Software		8,409,279

Specialty Retail - 0.9%
Bed Bath & Beyond, Inc.
5.165%, 08/01/2044	995,000	974,263
Brown Shoe Co., Inc.
7.125%, 05/15/2019 (Acquired 04/27/2011 through 02/19/2014, Cost $1,025,230) (d)	1,000,000	1,047,500
Gamestop Corp.
5.500%, 10/01/2019 (Acquired 09/19/2014, Cost $44,000) (d)	44,000	43,450
Michael's FinCo Holdings LLC/Michael's FinCo, Inc.
7.500%, 08/01/2018 (Acquired 07/24/2013 through 07/25/2013, Cost $540,181) PIK (d)	540,000	549,450
Petco Holdings, Inc.
8.500%, 10/15/2017 (Acquired 08/06/2014, Cost $818,701) PIK (d)	806,000	818,090
Rent-A-Center, Inc.
4.750%, 05/01/2021 (Acquired 07/30/2013, Cost $481,734) (d)	500,000	412,200
Toys R Us Property Co. II LLC

8.500%, 12/01/2017	261,000	262,958
Toys R Us, Inc.
7.375%, 10/15/2018	5,356,000	3,695,639
Total Specialty Retail		7,803,550

Technology Hardware, Storage & Peripherals - 0.2%
Lexmark International, Inc.
5.125%, 03/15/2020	760,000	800,040
Sungard Availability Services Capital, Inc.
8.750%, 04/01/2022 (Acquired 09/22/2014, Cost $724,757) (d)	750,000	558,750
Total Technology Hardware, Storage & Peripherals		1,358,790

Textiles, Apparel & Luxury Goods - 0.6%
Boardriders SA
8.875%, 12/15/2017 (Acquired 09/15/2014 through 09/30/2014, Cost $3,379,338) (d)	EUR 2,750,000	3,195,534
Industrias Unidas SA de CV
8.750%, 03/26/2010 (b)(g)	$38,000	0
Springs Industries, Inc.
6.250%, 06/01/2021	1,827,000	1,790,460
Total Textiles, Apparel & Luxury Goods		4,985,994

Tobacco - 0.3%
Altria Group, Inc.
5.375%, 01/31/2044	1,000,000	1,065,453
Vector Group Ltd.
7.750%, 02/15/2021 (Acquired 06/26/2013 through 02/26/2014, Cost $1,780,559) (d)	1,700,000	1,789,250
Total Tobacco		2,854,703

Trading Companies & Distributors - 0.2%
Fly Leasing Ltd.
6.375%, 10/15/2021	1,900,000	1,881,000
Wireless Telecommunication Services - 0.8%
NII Capital Corp.
8.875%, 12/15/2019 (g)	365,000	105,850
7.625%, 04/01/2021 (g)	2,090,000	397,100
NII International Telecom SCA
7.875%, 08/15/2019 (Acquired 01/14/2014 through 08/18/2014, Cost $1,487,398) (d)(g)	1,958,000	1,306,965
11.375%, 08/15/2019 (Acquired 02/11/2013, Cost $337,000) (d)(g)	337,000	226,633
Sprint Communications, Inc.
9.250%, 04/15/2022	2,025,000	2,328,749
Sprint Corp.
7.250%, 09/15/2021 (Acquired 09/04/2013, Cost $970,000) (d)	970,000	1,010,013
7.125%, 06/15/2024 (Acquired 09/09/2014 through 09/10/2014, Cost $1,515,299) (d)	1,500,000	1,511,250
Total Wireless Telecommunication Services		6,886,560

TOTAL CORPORATE BONDS (Cost $434,555,412)		$425,903,773

FOREIGN GOVERNMENT AGENCY ISSUES - 0.2%
Containers & Packaging - 0.1%
Ardagh Finance Holdings SA
8.625%, 06/15/2019 (Acquired 06/05/2014, Cost $1,264,129) PIK (d)	1,250,000	1,256,250
Oil, Gas & Consumable Fuels - 0.1%
Petroleos Mexicanos
6.500%, 06/02/2041	500,000	578,350
TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $1,761,909)		$1,834,600

FOREIGN GOVERNMENT NOTES/BONDS - 0.3%
Co-Operative Bank PLC
11.000%, 12/18/2023	GBP 896,560	1,758,673
Republic of Latvia
2.750%, 01/12/2020 (Acquired 12/05/2012, Cost $743,348) (d)	$750,000	735,938
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $2,496,105)		$2,494,611

FOREIGN MUNICIPAL BONDS - 0.6%
Commonwealth of Puerto Rico
6.125%, 07/01/2033	40,000	31,509
8.000%, 07/01/2035	2,451,000	2,156,929
6.000%, 07/01/2039	455,000	349,181
6.000%, 07/01/2039	290,000	222,555
Puerto Rico Sales Tax Financing Corp.
6.050%, 08/01/2036	130,000	103,354
5.375%, 08/01/2039	765,000	583,702
6.350%, 08/01/2039	175,000	132,575
6.375%, 08/01/2039	220,000	184,952
5.500%, 08/01/2042	1,775,000	1,355,780
TOTAL FOREIGN MUNICIPAL BONDS (Cost $4,949,965)		$5,120,537

U.S. GOVERNMENT TREASURY BILLS - 0.3%
United States Treasury Bills
0.000%, 10/16/2014 (h)	2,490,000	2,489,947
TOTAL US TREASURY BILLS (Cost $2,489,947)		2,489,947

BANK LOANS - 20.6%
ABG Intermediate Holdings 2 LLC Term Loan 1st Lien
5.500%, 05/27/2021 (c)	228,850	227,706
Academi Term Loan B
6.250%, 07/24/2019 (c)	1,000,350	990,347
Accellent, Inc. Term Loan 2nd Lien
7.500%, 03/12/2022 (c)	1,500,000	1,445,625
Active Network, Inc. Term Loan
5.500%, 11/13/2020 (c)	514,410	509,908
Aecom Technology Term Loan
3.750%, 09/17/2021 (c)	592,000	590,413
Affinion Group, Inc. Term Loan 2nd Lien
8.500%, 10/31/2018 (c)	1,761,819	1,694,094
Affinion Group, Inc. Term Loan B
6.750%, 04/30/2018 (c)	1,511,747	1,464,505
Alberton's Term Loan
4.000%, 08/31/2019 (c)	504,000	500,008
Alfred Fueling Systems International Holdings Co. Term Loan 1st Lien
4.750%, 06/18/2021 (c)	1,469,318	1,454,624
Alfred Fueling Systems International Holdings Co. Term Loan 2nd Lien
8.500%, 06/20/2022 (c)	361,000	356,488
Amaya Term Loan 1st Lien
5.000%, 08/02/2021 (c)	3,301,000	3,254,423
Amaya Term Loan 2nd Lien
8.000%, 07/29/2022 (c)	394,000	399,252
American Energy - Marcellus Term Loan 2nd Lien
8.500%, 08/04/2021 (c)	1,000,000	990,000
Amneal Pharmaceutical Term Loan
4.752%, 11/01/2019 (c)	113,503	113,219
Apple Leisure Group USA Holdings LLC Term Loan 1st Lien
7.000%, 02/28/2019 (c)	225,509	223,254
7.000%, 02/28/2019 (c)	298,931	295,941
Arcapita Bank BSC Term Loan
0.562%, 02/15/2015 (c)(g)	5,671,000	3,487,665
Archroma Term Loan B 1st Lien
9.500%, 09/30/2018 (c)	4,755,298	4,796,906
Arizona Chemical USA, Inc. Term Loan 1st Lien
4.500%, 06/11/2021 (c)	727,726	726,009
Arizona Chemical USA, Inc. Term Loan 2nd Lien
7.500%, 06/10/2022 (c)	750,000	752,498
Ascend Learning LLC Term Loan
6.003%, 07/31/2019 (c)	1,549,293	1,550,842

Ascend Learning LLC Term Loan 2nd Lien
9.500%, 11/27/2020 (c)	489,000	489,000
Ascensus, Inc. Term Loan 2nd Lien
9.000%, 12/02/2020 (c)	718,000	725,180
Asurion LLC Term Loan 2nd Lien
8.500%, 03/03/2021 (c)	844,000	851,647
Atkore 3/14 Cov-lite 2nd Lien T/l
7.750%, 10/09/2021 (c)	4,250,000	4,207,499
Auction.com Term Loan
4.410%, 02/28/2017 (c)	1,165,325	1,153,672
4.410%, 02/28/2017 (c)	67,675	66,998
Bennu Oil & Gas LLC Term Loan 2nd Lien
8.750%, 11/01/2018 (c)	1,490,285	1,481,596
Bob's Discount Furniture Term Loan 1st Lien
5.250%, 02/12/2021 (c)	1,092,263	1,067,687
Bob's Discount Furniture Term Loan 2nd Lien
9.000%, 02/07/2022 (c)	1,510,000	1,419,400
Bowie Resources LLC Term Loan 2nd Lien
11.750%, 08/16/2021 (c)	227,000	229,838
Bowlmor Amf Term Loan
7.250%, 08/08/2021 (c)	958,000	954,408
Brickman Group Holdings, Inc. Term Loan 2nd Lien
7.500%, 12/17/2021 (c)	1,929,000	1,904,887
Burger King Term Loan B 1st Lien
4.500%, 03/31/2022 (c)	1,452,000	1,440,703
Caesar's Entertainment Operating Co., Inc. Term Loan B 1st Lien
9.750%, 03/01/2017 (c)	4,526,380	4,283,086
Caesar's Entertainment Operating Co., Inc. Term Loan B-5
5.948%, 01/29/2018 (c)	1,174,136	1,067,161
Caesar's Entertainment Operating Co., Inc. Term Loan B-6
6.948%, 01/29/2018 (c)	2,523,701	2,298,586
Caesar's Entertainment Resort Properties LLC Term Loan 1st Lien
7.000%, 10/11/2020 (c)	795,470	760,310
Caesar's Growth Properties Holdings LLC Term Loan 1st Lien
6.250%, 05/07/2021 (c)	291,788	276,288
Caesar's Growth Properties Holdings LLC Term Loan B
7.000%, 05/05/2015 (c)	1,709,000	1,696,183
Carestream Health, Inc. Term Loan 2nd Lien
9.500%, 12/04/2019 (c)	478,540	479,737
CBAC Borrower LLC Term Loan B
8.250%, 07/02/2020 (c)	161,000	163,818
Cengage Learning Acquisitions, Inc. Term Loan 1st Lien
7.000%, 03/31/2020 (c)	3,002,419	2,995,993
Centaur Gaming LLC Term Loan 2nd Lien
8.500%, 02/20/2020 (c)	669,000	676,526
CEVA Group PLC Term Loan 1st Lien
0.134%, 03/19/2021 (c)	270,936	261,453
CEVA Logistics Canadian Term Loan 1st Lien
6.500%, 03/19/2021 (c)	49,015	47,361
CEVA Logistics Dutch Term Loan 1st Lien
6.500%, 03/19/2021 (c)	284,286	274,691
CEVA Logistics US Holdings, Inc.Term Loan 1st Lien
6.500%, 03/19/2021 (c)	392,118	378,884
Collective Brands, Inc. Term Loan 2nd Lien
8.500%, 03/04/2022 (c)	880,000	827,200
Connacher Oil & Gas Ltd. Term Loan 2nd Lien
7.000%, 05/21/2018 (c)	4,997,500	4,922,538
Connolly LLC Term Loan
5.000%, 05/14/2021 (c)	1,634,000	1,623,788
Correctional Hc/correct Care Term Loan (1st Lein) L+400 1%
5.000%, 07/22/2021 (c)	454,000	447,190
CPI Buyer Term Loan 1st Lien

5.500%, 08/18/2021 (c)	840,000	827,400
Datapipe Term Loan 2nd Lien
8.500%, 09/07/2019 (c)	308,000	299,724
Del Monte Foods, Inc. Term Loan 2nd Lien
8.250%, 08/18/2021 (c)	1,863,000	1,676,700
Dell International LLC Term Loan B 1st Lien
4.500%, 04/29/2020 (c)	1,985,000	1,969,656
Diamond Resorts Corp. Term Loan
5.500%, 05/07/2021 (c)	592,515	589,552
Direct Chassis Link, Inc. Term Loan 2nd Lien
8.250%, 11/30/2021 (b)(c)	827,050	828,125
Distribution International, Inc. Term Loan
7.500%, 07/16/2019 (c)	489,800	489,800
Eastman Kodak Co. Term Loan
7.250%, 09/03/2019 (c)	2,810,425	2,823,606
Easton Bell Sports, Inc. Term Loan 1st Lien
6.500%, 04/15/2021 (c)	1,729,919	1,734,243
Easton Bell Sports, Inc. Term Loan 2nd Lien
10.250%, 04/14/2022 (c)	1,725,000	1,725,000
Emerald Performance Materials Term Loan 1st Lien
4.500%, 08/31/2021 (c)	330,000	326,618
Encompass Digital Media, Inc. Term Loan 2nd Lien
8.750%, 06/03/2022 (c)	1,759,000	1,776,589
Endemol Term Loan 2nd Lien
10.000%, 08/11/2022 (c)	1,515,000	1,395,057
Endemol US Term Loan 1st Lien
6.750%, 08/11/2021 (c)	1,297,000	1,260,788
Energy & Exploration Term Loan B
7.750%, 01/15/2019 (c)	748,125	731,764
Environmental Resources Management, Inc. Term Loan 1st Lien
5.000%, 05/16/2021 (c)	1,166,000	1,155,798
Euramax International, Inc. Term Loan
0.234%, 09/30/2016 (c)	1,559,000	1,368,023
Expro Holdings Term Loan
5.750%, 08/12/2021 (c)	1,430,000	1,422,249
Extreme Reach, Inc. Term Loan
6.750%, 02/07/2020 (c)	602,370	602,370
Extreme Reach, Inc. Term Loan 2nd Lien
10.500%, 01/22/2021 (c)	1,737,000	1,741,343
Genesis Healthcare Corp. Term Loan
10.000%, 12/04/2017 (c)	590,245	610,904
Global Tel Link Corp. Term Loan 2nd Lien
9.000%, 11/23/2020 (c)	2,714,000	2,686,860
Goodpack Term Loan
4.750%, 08/05/2021 (c)	816,000	811,920
Goodpack Term Loan 2nd Lien
8.000%, 08/05/2021 (c)	544,000	543,320
Graton Economic Development Authority Term Loan
9.000%, 08/14/2018 (c)	764,605	784,355
GST Autoleather 1st Lien
6.500%, 06/03/2020 (c)	668,000	661,320
Healogics Term Loan 2nd Lien
9.000%, 07/01/2022 (c)	4,000,000	3,879,999
IMG Worldwide, Inc. Term Loan 1st Lien
5.250%, 05/06/2021 (c)	2,787,015	2,741,725
IMG Worldwide, Inc. Term Loan 2nd Lien
8.250%, 05/06/2022 (c)	1,494,061	1,454,215
Indiana Toll Road Concession Co. LLC Term Loan
1.577%, 06/26/2015 (c)(g)	569,096	424,261
1.599%, 06/26/2015 (c)(g)	181,598	135,381
1.558%, 06/29/2015 (c)(g)	6,303,284	4,699,099
International Lease Finance Corp. Term Loan B

3.500%, 02/27/2021 (c)	500,000	492,915
Inventiv Health Term Loan B4
7.750%, 05/15/2018 (c)	750,000	741,098
Iparadigms Term Loan 1st Lien
5.000%, 07/23/2021 (c)	959,000	939,820
Iparadigms Term Loan 2nd Lien
8.250%, 07/23/2022 (c)	2,093,000	2,072,070
Jacob's Entertainment, Inc. Term Loan 2nd Lien
13.000%, 10/29/2019 (c)	389,000	390,984
Lm Us Member Term Loan 2nd Lien
8.500%, 10/19/2020 (c)	220,000	219,633
Long Term Care Group Holdings Corp. Term Loan B
6.000%, 06/08/2020 (c)	929,238	931,561
Marine Acquisition Corp. Term Loan B
5.250%, 02/01/2021 (c)	1,267,146	1,263,979
Mergermarket Ltd. Term Loan 1st Lien
4.500%, 02/04/2021 (c)	482,575	468,098
Mergermarket Ltd. Term Loan 2nd Lien
7.500%, 02/04/2022 (c)	495,000	473,344
Millennium Labs LLC Term Loan
5.250%, 04/16/2021 (c)	497,753	495,418
Miller Heiman Term Loan
6.758%, 09/30/2019 (c)	801,000	780,975
MSXTerm Loan
6.000%, 08/18/2021 (c)	1,258,000	1,248,565
Mutual Fund Store Term Loan 1st Lien
5.500%, 07/29/2021 (c)	1,399,000	1,390,256
National Vision, Inc. Term Loan 2nd Lien
6.750%, 03/11/2022 (c)	410,230	399,975
NewPage Corp. Term Loan
9.500%, 02/11/2021 (c)	2,224,000	2,221,776
Nextgen Networks Property Ltd. Term Loan 1st Lien
5.000%, 05/28/2021 (c)	1,723,000	1,683,164
NN Initial Term Loan B
6.000%, 08/27/2021 (c)	840,000	840,529
Novell, Inc. Term Loan 2nd Lien
11.000%, 11/21/2018 (c)	781,975	792,141
Ntelos, Inc. Term Loan B
5.750%, 11/12/2019 (c)	994,924	990,775
NXT Capital LLC Term Loan B
6.250%, 09/04/2018 (c)	717,750	717,750
Oasis Holdings Term Loan
2.500%, 10/04/2020 (c)	7,380,000	4,981,500
P2 Lower Acquisition LLC Term Loan
5.500%, 10/22/2020 (c)	507,798	507,483
P2 Lower Acquisition LLC Term Loan 2nd Lien
9.500%, 10/22/2021 (c)	1,903,000	1,893,485
Packaging Coordinators Term Loan
5.250%, 08/12/2021 (c)	960,000	958,397
Patriot Coal Corp. Term Loan 1st Lien
9.000%, 12/18/2018 (c)	992,500	969,344
Peak 10, Inc. Term Loan 2nd Lien
8.250%, 06/17/2022 (c)	671,000	664,290
Pelican Products, Inc. Term Loan 2nd Lien
9.250%, 04/09/2021 (c)	801,000	798,998
Pertus Sechzehnte Term Loan 2nd Lien
8.250%, 07/29/2022 (c)	1,750,000	1,729,578
PHS Holdings Ltd. Term Loan B 1st Lien
3.500%, 07/02/2015 (c)	459,000	342,336
PHS Holdings Ltd. Term Loan C 1st Lien
4.000%, 08/01/2016 (c)	459,000	344,631
Pinnacle Entertainment, Inc. Term Loan B-2 1st Lien

3.750%, 08/13/2020 (c)	377,272	371,927
Preferred Sands Term Loan
6.750%, 08/12/2020 (c)	812,000	797,790
Presidio, Inc. Term Loan B 1st Lien
5.000%, 03/31/2017 (c)	1,321,472	1,319,000
Proquest Term Loan
5.250%, 09/24/2021 (c)	1,695,000	1,690,051
Renaissance Learning, Inc. Term Loan 2nd Lien
8.000%, 04/11/2022 (c)	510,000	497,888
RentPath, Inc. Term Loan
6.250%, 05/29/2020 (c)	645,825	644,210
Service King Term Loan B
4.750%, 09/17/2021 (c)	282,203	281,322
Shearer's Foods LLC Term Loan 2nd Lien
7.750%, 06/30/2022 (c)	4,250,000	4,202,188
SI Organization, Inc. Term Loan 1st Lien
5.750%, 11/22/2019 (c)	420,092	421,537
Sorenson Communications, Inc. Term Loan 1st Lien
8.000%, 04/30/2020 (c)	498,750	508,725
Stallion Oilfield Services Ltd. Term Loan
8.000%, 06/19/2018 (c)	767,796	774,514
Sun Products Corp. Term Loan B
5.500%, 03/23/2020 (c)	1,500,000	1,405,320
Surgery Center Term Loan 2nd Lien
7.500%, 07/23/2021 (c)	750,000	736,875
Systems Maintenance Services, Inc. Term Loan 2nd Lien
9.250%, 10/16/2020 (c)	493,000	489,303
TCH-2 Holdings LLC Term Loan 1st Lien
5.500%, 05/12/2021 (c)	555,643	550,086
Teamviewer Term Loan
6.000%, 12/31/2020 (c)	862,000	849,070
Telx Group, Inc. Term Loan 2nd Lien
7.500%, 04/02/2021 (c)	604,000	598,969
Telx Group, Inc. Term Loan B 1st Lien
4.500%, 04/09/2020 (c)	606,480	595,679
Tensar 2nd Lien
9.500%, 07/09/2022 (c)	681,000	679,584
Therakos, Inc.Term Loan 2nd Lien
11.250%, 07/18/2018 (c)	925,000	943,500
TPG II/Tenaska Term Loan B 1st Lien
5.500%, 09/24/2021 (c)	308,000	307,039
Travelport Finance Bridge Term Loan
6.750%, 08/01/2015 (b)(c)	1,524,050	1,524,050
Travelport Finance Term Loan B
6.000%, 09/02/2021 (c)	4,954,000	4,942,506
TX Competitive Electric Holdings Co. LLC Term Loan
4.650%, 10/10/2017 (c)(g)	1,334,000	985,493
US LBM Holdings LLC Term Loan
7.250%, 05/02/2020 (c)	1,624,838	1,604,527
US Shipping Term Loan
5.500%, 04/30/2018 (c)	1,355,000	1,355,000
Viking Consortium LC 1st Lien
2.250%, 09/30/2015 (c)	588,541	788,729
Viking Consortium Lc Efw 1l
2.250%, 09/30/2015 (c)	267,472	358,450
Viking Consortium Pik-term 1l
2.250%, 09/30/2015 (c)	1,178,946	1,579,955
Viking Consortium Tl Capex 1l
2.250%, 09/30/2015 (c)	200,604	268,838
Visant Term Loan
7.000%, 08/13/2021 (c)	1,000,000	986,880
York Risk Services Term Loan B

4.750%, 10/01/2021 (c)	463,000	460,398
YRC Worldwide, Inc. Term Loan 1st Lien
8.000%, 02/13/2019 (c)	3,482,469	3,489,016
TOTAL BANK LOANS (Cost $182,362,478)		$182,132,499

CLOSED-END FUNDS - 0.4%	Shares
Prudential Global Short Duration High Yield Fund, Inc.	240,566	3,969,339
TOTAL CLOSED-END (Cost $4,182,121)		$3,969,339

OTHER SECURITIES - 0.2%
SlavInvestBank Loan Participation Notes
9.875%, 12/31/2012 (a)(b)(g)	45,000	0
Travelport (a)(b)	728,380	1,587,926
Tribune Litigation Interest (a)(b)	13,789	0
TOTAL OTHER SECURITIES (Cost $1,740,724)		$1,587,926

WARRANTS - 0.0%
RA Holding Corp.
Expiration December 2049 (a)(b)	11,572	0
TOTAL WARRANTS (Cost $0)		$0

PURCHASED OPTIONS (a) - 0.2%	Contracts
Put Options - 0.1%
iShares Russell 2000 ETF
Expiration October 2014, Exercise Price: $109.00	1,300	234,000
Expiration October 2014, Exercise Price: $112.00	525	179,550
Expiration March 2015, Exercise Price: $105.00	1,217	592,679
SPDR S&P 500 ETF Trust
Expiration October 2014, Exercise Price: $194.00	1,850	286,750
Weight Watchers International, Inc.
Expiration October 2014, Exercise Price: $20.00	333	2,498
Expiration January 2015, Exercise Price: $15.00	188	5,170
Total Put Options		1,300,647
Payer Swaptions - 0.1%
Markit ITRX Crossover
Expiration October 2014, Exercise Price: $300.00		76,661
Expiration November 2014, Exercise Price: $300.00		146,619
Total Payer Swaptions		223,280

TOTAL PURCHASED OPTIONS (Cost $1,399,797)		$1,523,927

MONEY MARKET FUNDS - 14.4%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class
0.05% (f)	127,455,461	127,455,461
TOTAL MONEY MARKET FUNDS (Cost $127,455,461)		127,455,461
Total Investments (Cost $956,664,752) - 107.4%		948,751,139

Liabilities in Excess of Other Assets - (7.4)%		(65,066,788)
TOTAL NET ASSETS - 100.0%		$883,684,351

Percentages are stated as a percent of net assets.

EUR	Euro
GBP	British Pound Sterling
PIK	Payment In-Kind
(a)	Non-income producing.
(b)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At September 30, 2014, the market value of these securities total $13,295,155 which represents 1.5% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at September 30, 2014.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2014, the market value of these securities total $293,323,904 which represents 33.2% of total net assets.

(e)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2014, the market value of these securities total $2,264,249 which represents 0.3% of total net assets.

(f)	Variable Rate Security. The rate shown is the seven day yield as of September 30, 2014.
(g)	Default or other conditions exist and security is not presently accruing income.
(h)	All or a portion of the shares have been committed as collateral for futures.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these Financial Statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Securities Sold Short
September 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 2.6%
Automobiles - 0.2%
General Motors Co.	30,982	$989,565
Tesla Motors, Inc.	4,660	1,130,889
Total Automobiles		2,120,454

Consumer Finance - 0.2%
Encore Capital Group, Inc.	17,220	763,018
Ezcorp, Inc.	62,158	615,986
Total Consumer Finance		1,379,004

Diversified Consumer Services - 0.2%
Ascent Capital Group, Inc.	18,720	1,126,944
Weight Watchers International, Inc.	16,600	455,504
Total Diversified Consumer Services		1,582,448

Electrical Equipment - 0.0%
General Cable Corp.	23,650	356,642
Energy Equipment & Services - 0.1%
SEACOR Holdings, Inc.	11,320	846,736
Internet & Catalog Retail - 0.1%
Ctrip.com International Ltd. - ADR	17,000	964,920
Internet Software & Services - 0.7%
Blucora, Inc.	23,210	353,720
Equinix, Inc.	23,600	5,014,528
j2 Global, Inc.	17,300	853,928
Total Internet Software & Services		6,222,176

Machinery - 0.1%
Altra Industrial Motion Corp.	40,300	1,175,148
Media - 0.3%
Dex Media, Inc.	249,825	2,388,327
Multiline Retail - 0.2%
J.C. Penney Co., Inc.	213,132	2,139,845
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp.	3,710	85,293
Cobalt International Energy, Inc.	11,220	152,592
Emerald Oil, Inc.	42,580	261,867
Total Oil, Gas & Consumable Fuels		499,752

Semiconductors & Semiconductor Equipment - 0.3%
SunEdison, Inc.	122,650	2,315,632
Textiles, Apparel & Luxury Goods - 0.1%
Iconix Brand Group, Inc.	27,900	1,030,626
Wireless Telecommunication Services - 0.0%

NII Holdings, Inc.	141,398	7,777
TOTAL COMMON STOCKS (Proceeds $23,488,637)		$23,029,487

	Principal
	Amount
CORPORATE BONDS - 2.0%
Chemicals - 0.1%
Ashland, Inc.
4.750%, 08/15/2022	$900,000	877,500
Construction Materials - 0.1%
Cemex SAB de CV
5.875%, 03/25/2019	500,000	502,500
Diversified Consumer Services - 0.1%
Algeco Scotsman Global Finance PLC
10.750%, 10/15/2019	500,000	480,000
Diversfied Financial Services - 0.0%
DFC Finance Corp.
10.500%, 06/15/2020	250,000	242,500
Food & Staples Retailing - 0.1%
Safeway, Inc.
7.250%, 02/01/2031	1,000,000	979,831
Hotels, Restaurants & Leisure - 0.2%
Boyd Gaming Corp.
9.000%, 07/01/2020	500,000	525,000
Caesar's Entertainment Operating Co., Inc.
10.000%, 12/15/2018	2,721,000	629,231
MGM Resorts International
6.750%, 10/01/2020	900,000	958,500
Total Hotels, Restaurants & Leisure		2,112,731

Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp.
7.875%, 07/31/2020	515,000	557,213
Internet Software & Services - 0.1%
iPayment, Inc.
10.250%, 05/15/2018	724,000	638,930
Machinery - 0.1%
BlueLine Rental Finance Corp.
7.000%, 02/01/2019	1,000,000	1,027,500
Media - 0.2%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.750%, 04/01/2021	1,000,000	1,105,000
The McClatchy Co.
9.000%, 12/15/2022	667,000	720,360
Total Media		1,825,360

Metals & Mining - 0.2%
AK Steel Corp.
7.625%, 05/15/2020	1,250,000	1,234,375
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	357,000	252,578
Molycorp, Inc.

10.000%, 06/01/2020	1,000,000	695,000
Total Metals & Mining		2,181,953

Multiline Retail - 0.1%
Claire's Stores, Inc.
8.875%, 03/15/2019	1,000,000	830,000
Oil, Gas & Consumable Fuels - 0.1%
Connacher Oil and Gas Ltd.
8.500%, 08/01/2019	430,000	327,875
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
9.250%, 06/01/2021	500,000	492,500
Total Oil, Gas & Consumable Fuels		820,375

Specialty Retail - 0.1%
Best Buy Co., Inc.
5.500%, 03/15/2021	500,000	516,250
Guitar Center, Inc.
9.625%, 04/15/2020	400,000	307,000
Gymboree Corp.
9.125%, 12/01/2018	1,000,000	280,000
Total Specialty Retail		1,103,250

Technology Hardware, Storage & Peripherals - 0.1%
Sungard Availability Services Capital, Inc.
8.750%, 04/01/2022	1,000,000	745,000
Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.
4.500%, 12/15/2022	1,500,000	1,466,250
Wireless Telecommunication Services - 0.1%
NII Capital Corp.
10.000%, 08/15/2016	1,047,000	298,395
Sprint Communications, Inc.
6.000%, 11/15/2022	610,000	591,700
Total Wireless Telecommunication Services		890,095

TOTAL CORPORATE BONDS (Proceeds $18,740,349)		$17,280,988

EXCHANGE TRADED FUNDS - 1.3%	Shares
iShares iBoxx $ High Yield Corporate Bond ETF	51,235	4,711,058
iShares iBoxx Investment Grade Corporate Bond ETF	16,500	1,950,630
SPDR S&P 500 ETF Trust	24,135	4,755,078
SPDR S&P Retail ETF	4,000	342,320
TOTAL EXCHANGE TRADED FUNDS (Proceeds $11,283,084)		$11,759,086

	Principal
REPURCHASE AGREEMENTS - 1.1%	Amount
Credit Suisse Securities U.S.A., LLC (Dated 9/18/2014), due 10/20/2014, 1.903% [Collateralized by $3,465,000 JP Morgan Chase Commercial Mortgage Securities Trust Bond, 5.502%, 6/12/2047, (Market Value $3,470,861]) (proceeds $3,465,000)	$3,465,000	3,465,000
Credit Suisse Securities U.S.A., LLC (Dated 9/18/2014), due 10/20/2014, 1.903% [Collateralized by $3,548,000 Morgan Stanley Capital I Trust Bond, 5.438%, 3/15/2044, (Market Value $3,554,002]) (proceeds $3,548,000)	3,548,000	3,548,000

Credit Suisse Securities U.S.A., LLC (Dated 9/18/2014), due 10/20/2014, 1.903% [Collateralized by $3,136,000 ML-CFC Commercial Mortgage Trust Bond, 5.450%, 8/12/2048, (Market Value $3,141,305]) (proceeds $3,136,000)	3,136,000	3,136,000
TOTAL REPURCHASE AGREEMENTS (Proceeds $10,149,000)		$10,149,000

US GOVERNMENT NOTE/BOND - 0.1%
United States Treasury Notes
2.250%, 03/31/2021	10,000,000	10,058,590
TOTAL US GOVERNMENT NOTE/BOND (Proceeds $10,021,880)		$10,058,590

Total Securities Sold Short (Proceeds $73,682,950) - 8.1%		$72,277,151

ADR	American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these Financial Statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Options Written
September 30, 2014 (Unaudited)

	Contracts	Value
PUT OPTIONS
iShares Russell 2000 ETF
Expiration: March 2015, Exercise Price: $85.00	1,217	$122,917
Weight Watchers International, Inc.
Expiration: October 2014, Exercise Price: $15.00	333	833
Total Put Options		123,750

Total Options Written (Premiums received $160,883)		$123,750

The accompanying notes are an integral part of these Financial Statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Futures Contracts
September 30, 2014 (Unaudited)

	Expiration Month	Contracts	Underlying Notional Amount at Fair Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS PURCHASED
US 2YR NOTE	December 2014	5	$1,094,219	$(169)
TOTAL FUTURES CONTRACTS PURCHASED				$(169)
SHORT FUTURES CONTRACTS
US LONG BOND	December 2014	29	$3,999,281	$37,928
US ULTRA BOND	December 2014	36	5,490,000	42,379
US 5YR NOTE	December 2014	94	11,116,234	28,406
US 10YR NOTE	December 2014	96	11,965,500	40,463
USA IRS 5YR PRIME	December 2014	292	29,450,938	132,871
USD IRS 10YR PRIME	December 2014	356	36,467,750	206,674
TOTAL SHORT FUTURES CONTRACTS				$488,721

TOTAL FUTURES CONTRACTS				$488,552

The accompanying notes are an integral part of these Financial Statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Swap Contracts
September 30, 2014 (Unaudited)
							Maximum	Upfront
			(Pay)/			Moody's Rating	Potential	Premium	Unrealized
		Buy/Sell	Receive	Termination	Notional	of Reference	Future Payment	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	(Receipt)	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas S.A.	Alcoa, Inc.	Buy	(1.00%)	3/20/2019	6,000,000	Ba1	(6,000,000)	188,877	(103,375)
BNP Paribas S.A.	Expedia, Inc.	Buy	(1.00%)	3/20/2018	3,500,000	Ba1	(3,500,000)	78,621	(124,998)
BNP Paribas S.A.	International Paper Co.	Buy	(1.00%)	9/20/2018	4,000,000	Baa2	(4,000,000)	(12,316)	(57,589)
BNP Paribas S.A.	Markit CDX.NA.HY.22.10 (a)	Buy	(5.00%)	6/20/2019	$39,600,000	Ba1	$(39,600,000)	$(3,075,478)	$702,967
BNP Paribas S.A.	Markit CMBX.NA.BB.6 (b)	Buy	(5.00%)	5/11/2063	5,000,000	Ba2	(5,000,000)	44,400	(38,905)
BNP Paribas S.A.	Nucor Corp.	Buy	(1.00%)	3/20/2019	5,000,000	Baa1	(5,000,000)	(94,738)	(23,560)
BNP Paribas S.A.	Stanley Black & Decker, Inc.	Buy	(1.00%)	12/20/2018	5,000,000	Baa1	(5,000,000)	(71,019)	(26,353)
Credit Suisse	Best Buy, Inc.	Buy	(5.00%)	6/20/2019	3,000,000	Baa2	(3,000,000)	(206,070)	(93,511)
Credit Suisse	Darden Restaurants, Inc.	Buy	(5.00%)	6/20/2019	5,000,000	Ba1	(5,000,000)	119,970	(10,480)
Credit Suisse	Gannett Co., Inc.	Buy	(5.00%)	6/20/2019	5,000,000	Ba1	(5,000,000)	(676,044)	135,532
Credit Suisse	J.C. Penney Company, Inc.	Buy	(5.00%)	9/20/2019	3,000,000	Caa2	(3,000,000)	204,809	4,257
Credit Suisse	Markit CMBX.NA.BBB-.6 (c)	Buy	(5.00%)	5/11/2063	5,000,000	Ba2	(5,000,000)	30,233	(15,666)
Credit Suisse	Radioshack Corp.	Buy	(5.00%)	9/20/2016	1,000,000	Caa2	(1,000,000)	124,675	469,935
Credit Suisse	Radioshack Corp.	Buy	(5.00%)	9/20/2015	1,000,000	Caa2	(1,000,000)	85,355	467,134
Credit Suisse	Staples, Inc.	Buy	(1.00%)	6/20/2019	5,000,000	Baa2	(5,000,000)	329,531	(106,869)
Credit Suisse	The Walt Disney Co.	Buy	(1.00%)	9/20/2018	5,000,000	A2	(5,000,000)	(135,473)	(33,111)
Credit Suisse	Toys ''R'' Us, Inc.	Buy	(5.00%)	9/20/2017	1,500,000	B3	(1,500,000)	348,650	(28,605)
Goldman Sachs & Co.	Capital One Financial Corp.	Buy	(1.00%)	12/20/2016	2,000,000	Baa1	(2,000,000)	8,346	(44,586)
Goldman Sachs & Co.	H&R Block, Inc.	Buy	(5.00%)	6/20/2018	2,000,000	Baa2	(2,000,000)	(234,723)	(48,818)
Goldman Sachs & Co.	Kimco Realty Corp.	Buy	(1.00%)	6/20/2016	2,250,000	Baa1	(2,250,000)	11,534	(40,895)
Goldman Sachs & Co.	Mohawk Industries, Inc.	Buy	(1.00%)	6/20/2017	2,000,000	Baa3	(2,000,000)	37,571	(73,495)
Goldman Sachs & Co.	YUM! Brands, Inc.	Buy	(1.00%)	3/20/2018	3,000,000	Baa3	(3,000,000)	(29,118)	(38,018)
JP Morgan Chase & Co.	Caesar's Entertainment Corp.	Buy	(5.00%)	6/20/2016	1,900,000	Caa3	(1,900,000)	1,057,134	22,616
JP Morgan Chase & Co.	Toys ''R'' Us, Inc.	Buy	(5.00%)	9/20/2017	3,865,000	B3	(3,865,000)	917,348	(92,698)

Total Credit Default Swap Buy Contracts									800,909

CREDIT DEFAULT SWAP SELL CONTRACTS

Credit Suisse	Caesar's Entertainment Corp.	Sell	5.00%	9/20/2015	2,000,000	Caa3	2,000,000	(106,539)	(885,529)
Credit Suisse	Markit CMBX.NA.AAA.4.11 (d)	Sell	0.35%	2/17/2051	970,295	Aaa	970,295	(51,169)	43,684
Credit Suisse	Markit CMBX.NA.AAA.4.12 (d)	Sell	0.35%	2/17/2051	7,762,359	Aaa	7,762,359	(277,760)	217,876
Credit Suisse	MGM Holdings, Inc.	Sell	5.00%	6/20/2018	1,500,000	B3	1,500,000	23,014	111,922
Goldman Sachs & Co.	Markit CMBX.NA.AAA.4.18 (d)	Sell	0.35%	2/17/2051	970,295	Aaa	970,295	(119,747)	112,261
Goldman Sachs & Co.	Markit CMBX.NA.AAA.4.19 (d)	Sell	0.35%	2/17/2051	1,455,442	Aaa	1,455,442	(93,615)	82,387

Total Credit Default Swap Sell Contracts									(317,400)

Total Credit Default Swap Contracts									$483,509

INTEREST RATE SWAP CONTRACTS
	Pay/Receive	Floating		Termination	Notional	Appreciation/
Counterparty	Floating Rate	Rate Index	Fixed Rate	Date	Value	(Depreciation)

BNP Paribas S.A.	Receive	3-Month USD-LIBOR	1.823%	3/26/2019	$10,000,000	$(2,620)
BNP Paribas S.A.	Pay	3-Month USD-LIBOR	1.623%	5/29/2019	$10,000,000	107,810

Total Interest Rate Swap Contracts						$105,190

(a) Markit CDX North American High Yield Index
(b) Markit CMBX North American BB Rated Index Tranche
(c) Markit CMBX North American BBB Rated Index Tranche
(d) Markit CMBX North American AAA Rated Index Tranche
The accompanying notes are an integral part of these Financial Statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Forward Contracts
September 30, 2014 (Unaudited)
								Unrealized
		Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	Counterparty	to be Delivered		September 30, 2014	to be Received		September 30, 2014	(Depreciation)
11/21/2014	Goldman Sachs & Co.	26,031,919	Euros	$32,891,620	33,287,091	U.S. Dollars	$33,287,091	$395,471
11/21/2014	Goldman Sachs & Co.	8,476,606	British Pounds	13,735,588	13,843,553	U.S. Dollars	13,843,553	107,965
11/21/2014	Goldman Sachs & Co.	28,035,232	Swedish Krona	3,884,471	3,904,535	U.S. Dollars	3,904,535	20,064
				$50,511,679			$51,035,179	$523,500

The accompanying notes are an integral part of these Financial Statements.

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2014 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Purchased Options	Investments	$1,523,927
Written Options			Written option contracts, at value	$123,750
Total Equity Contracts		$1,523,927		$123,750
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts *	$488,721	Unrealized depreciation on futures contracts *	$169
Swap Contracts	Unrealized appreciation on swap contracts **	105,190	Unrealized depreciation on swap contracts **	-
Foreign Exchange Contracts:
Forward Contracts	Cumulative unrealized appreciation on forward contracts ***	523,500	Cumulative unrealized depreciation on forward contracts ***	-
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized appreciation on swap contracts ****	5,980,640	Swap payments received & unrealized depreciation on swap contracts ****	7,070,872
Total Derivatives		$8,621,978		$7,194,791

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Cumulative net appreciation/depreciation is presented on the Statement of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on interest rate swap contracts as reported in the Swap Contracts schedule.
*** Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
**** Includes both the unrealized gain/loss and the upfront payments paid or received on credit default swap contracts. As reported in the Swap Contracts schedule.

The average quarterly market value of purchased and written options during the trailing four quarters ended September 30, 2014 were as follows:

Purchased options	$905,229
Written options	$106,183

The average quarterly notional amount of futures contracts during the trailing four quarters ended September 30, 2014 were as follows:

Long Futures Contracts
Interest Rate Contracts	$1,097,266

Short Futures Contracts
Interest Rate Contracts	$(5,176,446)

The average quarterly notional amount of swaps and forward contracts during the trailing four quarters ended September 30, 2014 were as follows:

Swaps	$139,374,584
Forward Contracts	$87,610,532

The accompanying notes are an integral part of these Financial Statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2014 (Unaudited):

Description	Level 1		Level 2		Level 3		Total
Common Stocks	$25,913,329	(1)	$5,915,011	(2)	$3,965,180	(3)	$35,793,520
Convertible Preferred Stocks	-		3,493,875		-		3,493,875
Preferred Stocks	6,885,557		-		122,570		7,008,127
Asset Backed Securities	-		19,720,633		417,221		20,137,854
Mortgage Backed Securities	-		87,592,052		951,468		88,543,520
Convertible Bonds	-		39,261,623		-		39,261,623
Corporate Bonds	-		422,005,158		3,898,615		425,903,773
Foreign Government Agency Issues	-		1,834,600		-		1,834,600
Foreign Government Notes/Bonds	-		2,494,611		-		2,494,611
Foreign Municipal Bonds	-		5,120,537		-		5,120,537
U.S. Government Treasury Bills	-		2,489,947		-		2,489,947
Bank Loans	-		179,780,324		2,352,175		182,132,499
Closed-End Funds	3,969,339		-		-		3,969,339
Other Securities	-		-		1,587,926		1,587,926
Warrants	-		-		-		-
Purchased Options	1,516,259		7,668		-		1,523,927
Money Market Funds	127,455,461		-		-		127,455,461
Total Investments in Long Securities	$165,739,945		$769,716,039		$13,295,155		$948,751,139

Securities Sold Short:
Common Stocks	$23,029,487	(1)	$-		$-		$23,029,487
Corporate Bonds	-		16,723,775		557,213		17,280,988
Exchange Traded Funds	11,759,086		-		-		11,759,086
Repurchase Agreements	-		10,149,000		-		10,149,000
U.S. Government Notes/Bonds	-		10,058,590		-		10,058,590
Total Securities Sold Short	$34,788,573		$36,931,365		$557,213		$72,277,151

Written Options	$122,917		$833		$-		$123,750

Other Financial Instruments*
Futures Contracts Purchased	$(169)		$-		$-		$(169)
Short Futures Contracts	488,721		-		-		488,721
Credit Default Swap Buy Contracts	-		800,909		-		800,909
Credit Default Swap Sell Contracts	-		(317,400)		-		(317,400)
Interest Rate Swap Contracts	-		105,190		-		105,190
Forward Contracts	523,500		-		-		523,500
Total Other Financial Instruments	$1,012,052		$588,699		$-		$1,600,751

(1) Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.
(2) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Banks	$2,314,542
Diversified Consumer Services	$3,340,594
Industrial Conglomerates	259,875
$5,915,011

(3) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Banks	$1,832,028
Building Products	-
Transportation Infrastructure	2,133,152
$3,965,180

* Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into or out of Level 1 during the period.
Below are the transfers into or out of Levels 1 and 2 during the nine months ended September 30, 2014:

Transfers into Level 2	$2,314,542
Transfers out of Level 2	-
Net Transfers in and/(out) of Level 2	$2,314,542

A transfer was made into Level 2 from Level 3 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2013	$17,213,782
Accrued discounts/premiums	444
Realized gain (loss)	125,938
Change in unrealized depreciation	653,237
Purchases	9,347,870
(Sales)	(8,806,184)
Transfer in/(out) of Level 3	(5,239,932)
Balance as of September 30, 2014	$13,295,155

Change in unrealized appreciation/depreciation during the period for level 3 investments held at September 30, 2014	$372,921

A transfer was made into Level 2 from Level 3 due to an increase in market activity.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these Financial Statements.

Type of Security	Fair Value at 9/30/2014	Valuation Techniques	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$2,133,152	Market comparable companies	EBITDA multiple	5.83x	5.83x	Increase
			Revenue multiple	0.62x	0.62x	Increase
			Discount for lack of marketability	25%	25%	Decrease

	1,832,028	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Preferred Stocks	122,570	Valuation based on financial information from company	Private company financial information	N/A	N/A	Increase
			Discount for lack of marketability	75%	75%	Decrease

Asset Backed Securities	417,221	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Mortgage Backed Securities	951,468	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Corporate Bonds	3,898,615	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Bank Loans	2,352,175	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Other Securities	1,587,926	Consensus pricing	Inputs used by third party valuation firm	N/A	N/A	Increase

The significant unobservable inputs used in the fair value measurement of the Fund's common stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the Adviser monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these Financial Statements.

Underlying Funds Trust
Managed Futures Strategies
Schedule of Investments
September 30, 2014 (Unaudited)
(Consolidated)
	Shares	Value
MONEY MARKET FUNDS - 74.7%
Fidelity Institutional Government Portfolio - Institutional Class
0.01% (a) (b)	3,450,000	$3,450,000
Fidelity Institutional Money Market Portfolio - Institutional Class
0.05% (a) (b)	6,879,425	6,879,425
First American Treasury Obligations Fund - Class Z
0.00% (a) (b)	3,450,000	3,450,000
First American Government Obligations Fund - Class Z
0.01% (a) (b)	1,696,752	1,696,752
First American Prime Obligations Fund - Class Z
0.02% (a) (b)	5,651,249	5,651,249
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class
0.01% (a) (b)	3,348,447	3,348,447
Invesco Advisers, Inc. STIT - Prime Portfolio - Institutional Class0.01% (a) (b)
	3,488,854	3,488,854
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class0.06% (a) (b)
	7,212,335	7,212,335
TOTAL MONEY MARKET FUNDS (Cost $35,177,062)		35,177,062

OTHER SHORT-TERM INVESTMENT VEHICLE - 10.8%
Smith Breeden Institutional Short Duration Portfolio (c)	5,000,000	$5,084,563
TOTAL OTHER SHORT-TERM INVESTMENT VEHICLE (Cost $5,000,000)		5,084,563

Total Investments (Cost $40,177,062) - 85.5%		40,261,625

Other Assets in Excess of Liabilities - 14.5%		6,806,680
TOTAL NET ASSETS - 100.0%		$47,068,305

Percentages are stated as a percent of net assets.

(a)	Rate shown is the seven day yield as of September 30, 2014.
(b)	All or a portion of the shares have been committed as collateral for swaps.
(c)	Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The market value of these securities total $5,084,563, which represents 10.8% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Managed Futures Strategies
Swap Contracts
September 30, 2014 (Unaudited)
(Consolidated)
				Unrealized
		Termination	Notional	Appreciation/
Counterparty	Reference Entity	Date	Value	(Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

Newedge UK Financial Ltd.	Dominion Managed Futures Index (a)	Indefinite	$19,668,231	$13,607

Newedge UK Financial Ltd.	Revolution Managed Futures Index (a)	Indefinite	11,678,198	(114,922)

Total Long Total Return Swap Contracts				$(101,315)

(a) Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The cumulative appreciation/depreciation of these securities total $(101,315), which represents 0.2% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

The average quarterly notional amount of swaps during the period ended September 30, 2014 (Unaudited) were as follows:

Swaps	$35,382,500

The accompanying notes are an integral part of these Schedules of Investments.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2014 (Unaudited):

Description	Level 1	Level 2		Level 3	Total
Money Market Funds	$35,177,062	$-		$-	$35,177,062
Other Short-Term Investment Vehicle	-	5,084,563		-	5,084,563
Total Investments in Securities	$35,177,062	$5,084,563		$-	$40,261,625

Long Total Return Swap Contracts	$-	$(101,315	) *	$-	$(101,315)

* Includes cumulative appreciation/depreciation on swaps contracts as reported in the Swap Contracts schedule.
There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2014 (Unaudited)

1. Security Valuation

Investments in the Event Driven, Long/Short Equity, Market Neutral, Relative Value – Long/Short Debt and Managed Futures Strategies Portfolios (individually a “Portfolio,” and collectively the “Portfolios”) of the Underlying Funds Trust (“UFT”) are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to September 30, 2014 related to subsequent valuation information obtained.

Various inputs are used in determining the value of the Portfolios’ investments. A summary of the inputs used to value the Portfolio’s net assets as of September 30, 2014 is located in a table following each series’ Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of September 30, 2014, the Event Driven, Long/Short Equity, Market Neutral, Relative Value – Long/Short Debt and Managed Futures Strategies Portfolios had securities with market values of $18,989,440, $23,868,501, $0, $0 and $0, that represents 6.9%, 6.3%, 0.00%, 0.00% and 0.00% of each Portfolio’s net assets, respectively, that were fair valued using these valuation adjustments.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2014 (Unaudited)

Security Transactions, Investment Income and Realized Gain and Loss -- Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.  Capital gain distributions received are recorded as capital gains.

Repurchase Agreements -- The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. The Portfolios will receive, as collateral; securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Foreign Currency Translations and Transactions -- The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities -- The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants -- The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2014 (Unaudited)

Short Sales -- The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities – The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resales (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

To Be Announced (“TBA”) Transactions – The Portfolios may purchase securities on a forward commitment or on a ‘To Be Announced” basis. The Portfolios record TBA transactions on the trade date and segregate with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the nine months ended September 30, 2014, the Portfolios did not engage in any TBA transactions.

Bank Loans – The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans").  Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio's investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2014 (Unaudited)

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Consolidation of Subsidiary – The financial statements include the accounts of the Subsidiary.  All intercompany accounts and transactions have been eliminated in consolidation.  Managed Futures may invest up to 25% of its total assets in its Subsidiary.  The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Managed Futures’ investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time.  For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes.  As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in Managed Futures’ investment company taxable income.

2. Derivative Transactions

The Portfolios utilized derivative instruments during the nine months ended September 30, 2014. The Portfolios’ use of derivatives included credit defaults swaps, total return swaps, interest rate swaps, futures, options, and currency forward contracts.  The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Event Driven – The Event Driven Portfolio uses credit defaults swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event.  The credit default swaps used during the period were for hedging purposes, while the currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invests in foreign securities.  The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Long/Short Equity - The Long/Short Equity Portfolio uses total return swaps and options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility. The Portfolio uses total return swaps to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2014 (Unaudited)

Market Neutral - The Market Neutral Portfolio uses options to implement its strategy of achieving capital appreciation.  During the period, the Portfolio used written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Relative Value – Long/Short Debt – The Relative Value – Long/Short Debt Portfolio uses credit default swaps, interest rate swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation.  The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets.  Currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invest in foreign securities.  The Portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios.  The Portfolio uses long options to take speculative positions, while also writing options to provide an additional source of revenue to the Portfolio.

Managed Futures Strategies –The Managed Futures Portfolio uses total return swaps to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account.  The success of derivatives strategies will also be affected by the Advisor’s or Sub-Advisor’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Credit Default Swaps

A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks:  counterparty risk and liquidity risk.  Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation.  Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps

A total return swap agreement (“TRS”) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment. Similar to CDS, TRS involve counterparty and liquidity risk.

Interest Rate Swaps
An interest rate swap is a financial contract between two parties, where one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act Title VII (“Dodd-Frank”), certain swap instruments are required to be centrally cleared.  Currently, the Portfolios centrally clear Interest Rate Swaps and certain CDS.  Through central clearning, counterparty and liquidity risk are mitigated through the use of swap execution facilities and registered swap clearinghouses.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2014 (Unaudited)

Futures

A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk.  In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses.  The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Futures have minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Options

Call options give the owner of the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time.  A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Portfolios since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2014 (Unaudited)

Forwards

Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange.  Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration.  Disruptions can occur in any currency market traded by a Portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a Portfolio.  Market illiquidity or disruption could result in significant losses.

Further information regarding derivative activity for each Portfolio can be found in the Schedule of Investments.

3. Federal Income Taxes

The cost basis of investments for federal income tax purposes at December 31, 2013 were as follows:

	Event	Long/Short	Market	Relative	Managed
	Driven	Equity	Neutral	Value	Futures
Cost of Investments	$180,949,218	$300,872,612	$85,189,999	$563,909,741	$55,657,182
Gross tax unrealized appreciation	27,241,307	51,185,987	12,045,080	27,684,533	2,844,329
Gross tax unrealized depreciation	(7,595,043)	(15,588,229)	(5,227,010)	(14,852,680)	(2,752,877)
Net tax unrealized appreciation
(depreciation)	$19,646,264	$35,597,758	$6,818,070	$12,831,853	$91,452

* Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Portfolios’ previous fiscal year end.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the UFT’s most recent semi-annual or annual report.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Underlying Funds Trust

By  /s/ David B. Perkins
       David B. Perkins, Chief Executive Officer

Date  November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David B. Perkins
      David B. Perkins, Chief Executive Officer

Date  November 25, 2014

By  /s/ Lance Baker
      Lance Baker, Chief Financial Officer and Treasurer

Date  November 24, 2014